                                                                   EXHIBIT 10.25

                   SUBSCRIPTION AGREEMENT FOR SPECIAL WARRANTS
                         (FOR ESCROWED U.S. SUBSCRIBERS)
                         (THE "SUBSCRIPTION AGREEMENT")

 THE SECURITIES SUBSCRIBED FOR HEREIN HAVE NOT BEEN AND WILL NOT BE REGISTERED
     UNDER THE UNITED STATES SECURITIES ACT OF 1933 AND, SUBJECT TO CERTAIN EXCEPTIONS, MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO A U.S. PERSON

To:     VOICE MOBILITY INTERNATIONAL, INC.

And to: Loewen, Ondaatje, McCutcheon Limited, Acumen Capital Finance Partners
        Limited and Paradigm Capital Inc.

ONE COMPLETED AND ORIGINALLY EXECUTED COPY OF THIS SUBSCRIPTION AGREEMENT AND APPLICABLE SCHEDULES MUST BE DELIVERED IN ACCORDANCE WITH SECTION 6 OF THIS SUBSCRIPTION AGREEMENT AS SOON AS POSSIBLE, AND, IN ANY EVENT, NO LATER THAN 4:00 P.M. (TORONTO TIME) ON MARCH 26, 2001 TO:

         ATTENTION: CLAUDIA MARTINS, LOEWEN, ONDAATJE, MCCUTCHEON LIMITED,
                    HAZELTON LANES, EAST TOWER 55 AVENUE ROAD, SUITE 2250, TORONTO, ON M5R 3L2, TEL (416) 964-4456, FAX (416) 964-4333

The undersigned (the "Subscriber" or "you") hereby confirms its irrevocable subscription for and offer to purchase from Voice Mobility International, Inc. ("Voice Mobility" or the "Company") that number of special warrants of the Company (the "Special Warrants") set out below, at a price of Cdn$2.00 per Special Warrant (the "Issue Price"), pursuant to the terms and conditions of this Subscription Agreement and in accordance with the Agency Agreement (as defined below). The Subscriber agrees to be bound by the terms of this Subscription Agreement and, without limitation, agrees that the Company and the Agents (as defined below) may rely upon its covenants, representations and warranties.

____________________________________________________________  _________________________________________________________________

                                                               NUMBER OF SPECIAL WARRANTS:
------------------------------------------------------
(Name of Subscriber - please print)
Account Reference:                                             AGGREGATE SUBSCRIPTION PRICE: $
                  ------------------------------------                                        ---------------------------------
                                                                                            (the "Aggregate Subscription Price")

                                                               The Subscribers proceeds are to be deposited in escrow pending
By:                                                            a listing of the Company's common shares on The Toronto Stock
   --------------------------------------------------          Exchange (the "Escrow Subscribers").
Authorized Signature
                                                               _________________________________________________________________

                                                               _________________________________________________________________

                                                               IF THE SUBSCRIBER IS SIGNING AS AGENT FOR A PRINCIPAL (BENEFICIAL
                                                               PURCHASER) AND IS NOT A TRUST COMPANY OR A PORTFOLIO MANAGER
-----------------------------------------------------          PURCHASING AS TRUSTEE OR AGENT FOR ACCOUNTS FULLY MANAGED BY
(Official Capacity or Title - please print)                    IT, COMPLETE THE FOLLOWING:

-----------------------------------------------------          ---------------------------------------------------------------
(Please print name of individual whose signature               (Name of Principal)
appears above if different than the name of the
subscriber printed above.)

                                                               ---------------------------------------------------------------
                                                               (Principal's Address)

-----------------------------------------------------          ---------------------------------------------------------------
(Subscriber's Address)
                                                               ---------------------------------------------------------------
                                                               _________________________________________________________________

                                                               _________________________________________________________________
------------------------------------------------------         DELIVER THE SPECIAL WARRANTS AS SET OUT BELOW:
(Telephone Number)
____________________________________________________________
                                                               ---------------------------------------------------------------
                                                               (Name)

____________________________________________________________
REGISTER THE SPECIAL WARRANTS AS SET OUT BELOW:                ---------------------------------------------------------------
                                                               (Account Reference, if applicable)
------------------------------------------------------
(Name)                                                         ---------------------------------------------------------------
                                                               (Address)
------------------------------------------------------
(Account Reference, if applicable)                             ---------------------------------------------------------------
                                                               (Contact Name)                             (Telephone Number)
------------------------------------------------------
(Address)                                                      __________________________________________________________________

------------------------------------------------------         __________________________________________________________________
(Telephone Number)                                             NUMBER OF SHARES OF THE COMPANY HELD BY THE SUBSCRIBER EXCLUDING
                                                               THOSE BEING SUBSCRIBED FOR:
____________________________________________________________  _________________________________________________________________


ACCEPTANCE: The Company hereby accepts the above subscription and the Company represents and warrants to the Subscriber that the representations and warranties made by the Company to the Agents in the agency agreement (the "Agency Agreement") are true and correct in all material respects as of this date (save and except as waived by the Lead Agent, as defined below) and that the
Subscriber is entitled to rely thereon.

VOICE MOBILITY INTERNATIONAL, INC.                                                                                          , 2001
                                                                                                        --------------------

                                                                                                     ________________________

By:                                                                                                  No:
   ----------------------------------------                                                          ________________________



   NOTE: PLEASE ALSO COMPLETE AND SIGN SCHEDULE "B", IF YOU ARE AN INDIVIDUAL

                           THE TORONTO STOCK EXCHANGE
                 PRIVATE PLACEMENT QUESTIONNAIRE AND UNDERTAKING

To be completed by each proposed placement purchaser of listed securities or securities which are convertible into listed securities.

                                  QUESTIONNAIRE

1. DESCRIPTION OF TRANSACTION

   (a) Name of issuer of the Securities VOICE MOBILITY INTERNATIONAL, INC.
                                        ----------------------------------------

       -------------------------------------------------------------------------

   (b) Number and Class of Securities to be Purchased
                                                      --------------------------
   (c) Purchase Price
                      ----------------------------------------------------------

       -------------------------------------------------------------------------

2. DETAILS OF PURCHASER

   (a) Name of Purchaser
                        --------------------------------------------------------
   (b) Address
              ------------------------------------------------------------------

   (c) Names and addresses of persons having a greater than 10% beneficial interest in the purchaser
                                ------------------------------------------------

       -------------------------------------------------------------------------

3. RELATIONSHIP TO ISSUER

   (a) Is the purchaser (or any person named in response to 2(c) above) an insider of the issuer for the purposes of the Ontario Securities Act (before giving effect to this private placement)? If so, state the capacity in which the purchaser (or person named in response to 2(c)) qualifies as an insider
                               -------------------------------------------------

   (b) If the answer to (a) is "no", are the purchaser and the issuer controlled by the same person or company? If so, give details
                                                         -----------------------
4. DEALINGS OF PURCHASER IN SECURITIES OF THE ISSUER

   Give details of all trading by the purchaser, as principal, in the securities of the issuer (other than debt securities which are not convertible into equity securities), directly or indirectly, within the 60 days preceding the date hereof

   -----------------------------------------------------------------------------
   -----------------------------------------------------------------------------

                                   UNDERTAKING

TO:  The Toronto Stock Exchange

The undersigned has subscribed for and agreed to purchase, as principal, the securities described in Item 1 of this Private Placement Questionnaire and Undertaking.

The undersigned undertakes not to sell or otherwise dispose of any of the said securities so purchased or any securities derived therefrom for a period of six months from the date of the closing of the transaction herein or for such period as is prescribed by applicable securities legislation, whichever is longer, without the prior consent of The Toronto Stock Exchange and other regulatory body having jurisdiction.

DATED AT
        ------------------------------  ----------------------------------------
                                              (Name of Purchaser - please print)
this      day of                , 2001
     ----        ---------------        ----------------------------------------
                                                          (Authorized Signature)


                                        ----------------------------------------
                                              (Official Capacity - please print)

                                          (please print here name of individual
                                          whose signature appears above, if
                                          different from name of purchaser
                                          printed above)

                              TERMS AND CONDITIONS
1.       SUBSCRIPTION

We confirm your agreement to purchase, on and subject to the terms and conditions in this Subscription Agreement and in the Agency Agreement, from the Company the number of Special Warrants as set out on the face page of this Subscription Agreement at a price of Cdn.$2.00 per Special Warrant payable as described in section 6 of this Subscription Agreement. The Special Warrants you are purchasing form part of a larger offering (in the Canada, the United States and elsewhere) of Special Warrants (the "OFFERING") by the Company pursuant to an agency agreement (the "AGENCY AGREEMENT") to be entered into by Loewen, Ondaatje, McCutcheon Limited ("LOM" or the "LEAD AGENT"), Acumen Capital Finance Partners Limited, Paradigm Capital Inc. (collectively, the "AGENTS") and the Company.

2.       DESCRIPTION OF SPECIAL WARRANTS

         (a) Attached as SCHEDULE "A" to this Subscription Agreement is a term sheet (the "TERM SHEET") containing a summary of the terms and conditions pertaining to the Special Warrants and the Offering. The description of the Special Warrants contained in the Term Sheet and this Subscription Agreement is a summary only and is subject to the detailed provisions of a special warrant indenture (the "SPECIAL WARRANT INDENTURE") to be dated as of the Closing Date and to be entered into between the Company and Computershare Trust Company of Canada (or another trust company that may be agreed to by the Company and the Lead Agent), in its capacity as special warrant agent and trustee thereunder (the "TRUSTEE").

         (b) Upon exercise (which term shall include deemed exercise) of the Special Warrants, in accordance with their terms, the holder will, without payment of any additional consideration, be issued one unit ("UNIT") in respect of each Special Warrant exercised. Each Unit will consist of one common share in the capital of the Company, as presently constituted ("UNIT SHARE"), and one half of one non-transferable share purchase warrant ("WARRANT"). Each whole Warrant entitles the holder to purchase one additional common share in the capital of the Company, as presently constituted (a "WARRANT SHARE"), at a price that is equal to $2.25 at any time on or before the date which is two years from the Closing Date (as defined in paragraph 4 below). The description of the Warrants contained in the Term Sheet and this Subscription Agreement is a summary only and is subject to the detailed provisions of a warrant indenture (the "WARRANT INDENTURE") to be dated as of the Closing Date and to be entered into between the Company and Computershare Trust Company of Canada (or another trust company that may be agreed to by the Company and the Lead Agent), in its capacity as warrant agent and trustee thereunder.

         (c) The Special Warrants will be exercisable on any business day during business hours during the period (the "EXERCISE PERIOD") commencing on the Closing Date and ending at 4:30 p.m. (Toronto time) (the "TIME OF EXPIRY") on the business day (the "QUALIFICATION DEADLINE") which is the latest of (i) the date a registration statement (the "REGISTRATION STATEMENT") with regard to the resale of the Special Warrants, Unit Shares and Warrants and the issuance of the Warrant Shares is declared effective by the United States Securities and Exchange Commission (the "SEC") pursuant to the UNITED STATES SECURITIES ACT OF 1933, as amended (the "1933 ACT"), and (ii) the date a receipt is issued by the last of the securities regulatory authorities in each of the jurisdictions in Canada set out as Qualifying Jurisdictions in the Term Sheet where purchasers of Special Warrants are resident as at the Closing Date (the "CANADIAN JURISDICTIONS") for a final prospectus (the "PROSPECTUS") qualifying the issuance of the Unit Shares and the Warrants for distribution in the Canadian Jurisdictions to holders of Special Warrants upon their exercise; and (iii) THE DAY PRECEDING THE DATE THE LISTING OF THE COMPANY'S COMMON SHARES ON THE TORONTO STOCK EXCHANGE BECOMES EFFECTIVE, BEING THE TIME ITS COMMON SHARES ARE POSTED FOR TRADING.

         (d) If any Special Warrants have not been exercised by the holders or repurchased by the Company during the Exercise Period, such Special Warrants will be deemed to have been exercised by the holders immediately prior to the Time of Expiry without any further action on the part of such holders. If the Qualification Deadline has not occurred on or prior to the date that is 120 days following the Closing Date or such later date as may be determined at the sole discretion of the Lead Agent, each Special Warrant will be exercisable for 1.1 Units.

         (e) Immediately upon receipt, the net proceeds from the Offering (gross proceeds less the Agents' fees and expenses), will be deposited in escrow with the Trustee on the Closing Date, to be held in escrow pursuant to the Special Warrant Indenture and will be released to the Company on the exercise or deemed exercise of the Special Warrants, provided that certain subscribers ("NON-ESCROWED SUBSCRIBERS") may agree to permit the release of their subscription proceeds to the Company on the Closing Date. The subscription proceeds from the balance of the Subscribers ("ESCROWED SUBSCRIBERS") shall be held in escrow as provided above. Notwithstanding the above, net proceeds that are required to be deposited in escrow for the purpose of obtaining approval to list the Company's common shares on The Toronto Stock Exchange shall not be released to the Company on the Closing Date, but shall be deposited in escrow as provided above.

         (f) In the event that a listing of the Company's common shares on The Toronto Stock Exchange has not become effective by the date that is six months following the Closing Date, then each of the Escrowed Subscribers will be entitled, at their option (the "Repurchase Option") until the Time of Expiry, to require the Company to repurchase the Special Warrants held by such holder, from legally available funds, plus such holder's portion of the interest earned by the Trustee under the Special Warrant Indenture. If the funds of the Company legally available for repurchase of such Special Warrants are insufficient to repurchase the total number of Special Warrants to be repurchased, those funds which are legally available will be used to repurchase the maximum number of such Special Warrants rateably among the Escrowed Subscribers who have exercised the Repurchase Option. Thereafter, as additional funds of the Company become legally available for such repurchase, such funds shall be used quarterly to repurchase the Special Warrants until all Special Warrants covered by exercised Repurchase Options have been exercised.

         (g) The Subscriber acknowledges and agrees that the specific rights of the holders of Special Warrants and the detailed terms of the Special Warrants will be set forth in and subject to the Special Warrant Indenture.

         (h) Since the Company is not currently a "reporting issuer" in any of the Canadian Jurisdictions or elsewhere in Canada, the Special Warrants and the Unit Shares and Warrants issuable upon the exercise or deemed exercise of the Special Warrants will be subject to resale restrictions under the applicable securities laws, rules, regulations and policies of the Province of British Columbia, the jurisdiction in which the Subscriber is resident, and any jurisdiction in which a subsequent trade may be proposed, until such time as: (i) the Company becomes a "reporting issuer" under such laws and the appropriate "hold periods", if any, under such laws have expired; (ii) a further statutory exemption from the registration and prospectus requirements of such laws may be relied upon by the holder; or (iii) an appropriate discretionary order or ruling is obtained under such laws to permit the transfer by the Subscriber of its securities. The resale or other transfer of the Special Warrants, Unit Shares, Warrants and the issuance of the Warrant Shares will also be restricted under the 1933 ACT until the Registration Statement has become effective. The Company does not expect that the Company's common shares will be listed on any exchange or that the Company will become a "reporting issuer in any of the Canadian Jurisdictions until the Registration Statement has become effective.

                  The Company has agreed to use its reasonable best efforts to file, clear, and obtain a receipt for the Prospectus in each of the Canadian Jurisdictions set out as Qualifying Jurisdictions in the Term Sheet. The Company has also agreed to file and use its reasonable best efforts to prosecute to effectiveness the Registration Statement. In the event that the Company is unable to obtain a receipt for the Prospectus in a Canadian Jurisdiction, the Special Warrants, Unit Shares, Warrants and Warrant Shares (collectively the "SECURITIES") will be subject to statutory resale restrictions under the applicable securities legislation of that Canadian Jurisdiction and the applicable hold period for such Securities may never expire. Statutory restrictions may apply on the resale of the Special Warrants, Unit Shares, Warrants and Warrant Shares that are acquired prior to the issuance of receipts for the Prospectus by the securities regulatory authority in any of the Canadian Jurisdictions. In addition, if the Company does not cause the Registration Statement to become effective, the resale of the Special Warrants, Unit Shares, Warrants and the issuance of the Warrant Shares will continue to be restricted under the 1933 ACT and would be permissible only in accordance with a statutory or regulatory exemption from registration under the 1933 ACT. Subscribers are advised to consult their own legal advisors in this regard.

3.       ACCEPTANCE AND REJECTION OF SUBSCRIPTION BY THE COMPANY

The Subscriber understands and agrees that the Company reserves the right, in its absolute discretion, to reject the Subscriber's subscription for Special Warrants in whole or in part, in any order, at any time prior to the Closing Time (as defined in section 4 below) notwithstanding prior receipt by the Subscriber of notice of acceptance of the Subscriber's subscription and, if accepted only in part, a proportionate amount of the Aggregate Subscription Price will be returned to the Subscriber without interest.

4.       CLOSING

The closing of the Offering (the "CLOSING") will be completed at the offices of Catalyst Corporate Finance Lawyers, Suite 1400, 1055 West Hastings Street, Vancouver, BC, V6E 2E9, at 9:00 a.m. (Vancouver time) (the "CLOSING TIME") on March 27, 2001 or such other place or date or time as the Company and the Lead Agent may mutually agree (the "CLOSING DATE"), provided that delivery of the signed Special Warrants and Special Compensation Options shall be made to Lead Agent's counsel, Fraser Milner Casgrain LLP, Suite 4100, 1 First Canadian Place, Toronto, Ontario M5X 1B2, at or prior to that time. If by the Closing Time, the terms and conditions contained in this Subscription Agreement and the Agency Agreement have been complied with to the satisfaction of the Agents or waived by them, the Agents will deliver to the Company all completed Subscription Agreements, and will deliver to or to the direction of the Company, the subscription funds against delivery by the Company of the Special Warrants and such other documentation as may be required. If by the Closing Time, the terms and conditions contained in this Subscription Agreement and the Agency Agreement have not been complied with to the satisfaction of the Agents or waived by them, any cheques or bank drafts delivered by the Subscriber to the Agents representing the purchase price for Special Warrants will be promptly returned to the Subscriber without interest.

5.       FACSIMILED SUBSCRIPTIONS

The Company and the Agents will be entitled to rely on delivery by facsimile of an executed copy of this Subscription Agreement, and acceptance by the Company of such facsimile copy will be legally effective to create a valid and binding agreement between you and the Company in accordance with the terms hereof.

6.       CONDITIONS OF CLOSING

The sale of the Special Warrants to the Subscriber is subject to the following conditions:

         (a) Payment of the "Aggregate Subscription Price", as defined on the face page hereof, shall be paid by you as soon as possible and in any event no later than 12:00 noon (Toronto time) on March 27, 2001. Payment must be made by certified cheque or bank draft in Canadian dollars drawn on a Canadian chartered bank or U.S. banking association payable to one of "Loewen, Ondaatje, McCutcheon Limited", "Acumen Capital Finance Partners Limited", "Paradigm Capital Inc." or payable in such other manner as may be specified by the Agents.

         (b) One completed and signed copy of this Subscription Agreement and one completed and signed Private Placement Questionnaire and Undertaking for The Toronto Stock Exchange must be delivered to Claudia Martins at Loewen, Ondaatje, McCutcheon Limited, Hazelton Lanes, East Tower, 55 Avenue Road, Suite 2250, Toronto, ON M5R 3L2, Tel (416) 964-4456, Fax (416)
                  964-4333, as soon as possible, and in any event, no later than 4:00 p.m. (Toronto time) on March 26, 2001.

         (c) If the Subscriber is an individual, the Subscriber must also complete, sign and deliver the Form 20A (IP) in the form annexed to this Subscription Agreement as SCHEDULE "B", as required by the British Columbia Securities Commission to Claudia Martins at Loewen, Ondaatje, McCutcheon Limited, Hazelton Lanes, East Tower, 55 Avenue Road, Suite 2250, Toronto, ON M5R 3L2, Tel (416) 964-4456, Fax (416) 964-4333,
                  as soon as possible, and in any event, no later than 4:00 pm (Toronto time) on March 26, 2001. The Form 20A(IP) is required to be delivered by the Agents to the Company at Closing.

         (d) All necessary regulatory approvals must be obtained prior to the Closing Date and all terms and conditions of this Subscription Agreement, the Agency Agreement and Special Warrant Indenture must be satisfied or waived on or prior to the Closing Date.

7.       AUTHORIZATION OF LEAD AGENT

The Subscriber irrevocably authorizes the Lead Agent, in its discretion, to act as its representative at the Closing, and hereby appoints the Lead Agent, with full power of substitution, as its true and lawful attorney with full power and authority in its place and stead:

         (a) to receive certificates for the Special Warrants, to execute in its name and on its behalf all closing receipts and required documents, to complete and correct any documents relating to the transactions contemplated by this Subscription Agreement that have been signed by the Subscriber and require completion or correction;

         (b) to extend such time periods and to waive, in whole or in part, any representations, warranties, covenants or conditions for the benefit of the Subscriber contained in this Subscription Agreement, the Agency Agreement or any ancillary or related document;

         (c) to terminate this Subscription Agreement if any condition precedent to the Offering is not satisfied, in such manner and on such terms and conditions as the Lead Agent may determine, acting reasonably; and

         (d) without limiting the generality of the foregoing, to negotiate, settle, execute, deliver and amend the Agency Agreement, Special Warrant Indenture and Warrant Indenture.

8.       PROSPECTUS EXEMPTION

The Subscriber, on its own behalf and (if applicable) on behalf of others for whom it is contracting hereunder, acknowledges and agrees that:


         (a) the Special Warrants are being offered on a "private placement" basis pursuant to an exemption under the 1933 ACT and applicable state securities laws ("U.S. SECURITIES ACTS") only to (i) "accredited investors" as defined in Section 2(15) of the U.S. Securities Acts and Rule 501 of Regulation D thereunder, and (ii) Qualified Institutional Buyers, as such term is defined in Rule 144A of the U.S. Securities Acts ("QUALIFIED INSTITUTIONAL BUYERS");

         (b) the sale and delivery of the Special Warrants to the Subscriber or, if applicable, to any others on whose behalf it is contracting hereunder, is conditional upon such sale being exempt from the prospectus filing and registration requirements of all applicable securities legislation, including statutes, regulations, national instruments, published rules, policies, blanket orders, rulings and stock exchanges (collectively, "APPLICABLE SECURITIES LAWS") relating to the sale of the Special Warrants;

         (c) the Special Warrants, Unit Shares, Warrants and Warrant Shares will be subject to resale restrictions under Applicable Securities Laws and are otherwise subject to the terms, conditions and provisions of the Agency Agreement and the Subscriber, on its own behalf and, if applicable, on behalf of others for whom it is contracting hereunder, agrees to comply with all Applicable Securities Laws concerning any resale of such Securities;

         (d) the Subscriber, and, if applicable, the others for whom it is contracting hereunder, have been advised to consult their own legal advisors with respect to applicable resale restrictions and that it (or others for whom it is contracting hereunder) is solely responsible and neither the Company nor the Agents are in any way responsible for compliance with applicable resale restrictions;

         (e) the Subscriber has not received, nor has it requested, nor does it have any need to receive, any prospectus, sales or advertising literature or any other document purporting to describe the business and affairs of the Company which has been prepared primarily for delivery to, and review by, a prospective purchaser in order to assist it in making an investment decision in respect of the Special Warrants and it has not become aware of any advertisement in printed public media, radio, television or telecommunications, including electronic display, or any other form of advertising or as part of a general solicitation with respect to the distribution of the Special Warrants;

         (f) in making its investment decision, the Subscriber, and, if applicable, the others for whom it is contracting hereunder, have relied solely upon publicly available information relating to the Company and not upon any verbal or written representation as to any fact or otherwise made by or on behalf of the Company, the

                  Agents or any employee, agent or affiliate thereof or any other person associated therewith, and it, and, if applicable, the others for whom it is contracting hereunder, agree that the Agents assume no responsibility or liability of any nature whatsoever for the accuracy, adequacy or completeness of the publicly available information;

         (g) the sale of the Special Warrants was not accompanied by any advertisement in printed media of general and regular paid circulation, radio, television or telecommunications, including electronic display;

         (h) in accepting this Agreement, the Agents and the Company are relying upon the representations of the Subscriber set out herein including, without limitation, in connection with determining the eligibility of the Subscriber or, if applicable, the eligibility of others on whose behalf the Subscriber is contracting hereunder to purchase Special Warrants under the Applicable Securities Laws. The Subscriber hereby agrees to notify the Company immediately of any change in any representation, warranty, covenant or other information relating to the Subscriber or the beneficial purchaser contained in this Agreement which takes place prior to the Closing Date; and

(i) other than as provided for herein or in the Agency Agreement, no person has made any written or oral representations that any person will re-sell or re-purchase the Special Warrants, Unit Shares, Warrants or Warrant Shares; as to the future price or value of the Special Warrants, Unit Shares, Warrants or Warrant Shares; or that any person will refund the purchase price of the Special Warrants.

9.       SUBSCRIBER'S REPRESENTATIONS, WARRANTIES AND COVENANTS

                  By executing this Agreement, the Subscriber, on its own behalf and, if applicable, on behalf of others for whom the Subscriber is contracting hereunder, represents, warrants and covenants to the Agents and the Company (and acknowledges that each of them and their respective legal counsel, are relying thereon and that such representations, warranties and covenants shall survive the Closing Date) that:

         (a) by reason of the Subscriber's business or financial experience, the Subscriber has the capacity to protect its interests in connection with the purchase of the Special Warrants, and the Subscriber has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Company;

         (b) the Subscriber is purchasing the Special Warrants for its own account and for investment purposes only and has no present intention, or arrangement for the distribution, transfer, assignment or resale of the Special Warrants;

         (c) if the Subscriber is a corporation, the Subscriber is a valid and subsisting corporation, has the necessary corporate capacity and authority to execute and deliver this Agreement and to observe and perform its covenants and obligations hereunder and has taken all necessary corporate action in respect thereof. If the Subscriber is a limited liability company, partnership, syndicate or other form of unincorporated organization, the Subscriber has the necessary legal capacity and authority to execute and deliver this Agreement and to observe and perform its covenants and obligations hereunder and has obtained all necessary approvals in respect thereof. If the Subscriber is a natural person, he or she has attained the age of majority and is legally competent to execute this Agreement and to take all actions required pursuant thereto;

         (d) whether the Subscriber is a natural person or a corporation, partnership or other entity, upon acceptance by the Company and the Agents, this Agreement will have been duly executed and delivered and will constitute a legal, valid and binding contract of the Subscriber, and any beneficial purchaser for whom it is purchasing, enforceable against the Subscriber and any such beneficial purchaser in accordance with its terms;

         (e) as the Special Warrants, Unit Shares, Warrants and Warrant Shares are subject to resale restrictions under the Applicable Securities Laws and the U.S. Securities Acts, the Subscriber, or in the case of a purchase by the Subscriber acting as agent for a disclosed principal, each beneficial purchaser, shall comply with all Applicable Securities Laws and the U.S. Securities Acts concerning any resale of such Securities and shall consult with its own legal advisors with respect to such compliance;

         (f) the Subscriber will execute and deliver within the applicable time periods all documentation as may be required by any Applicable Securities Laws to permit the purchase of the Special Warrants on the terms herein set forth;

         (g) if required by any Applicable Securities Laws, the Subscriber will execute, deliver and file and otherwise assist the Company in filing reports, questionnaires, undertakings and other documents with respect to the issue of the Special Warrants;

         (h) the Subscriber is resident of, or otherwise subject to, the laws of the state set out in their address on the first page of this Subscription Agreement, which address is the residence or place of business of the Subscriber not created or used solely for the purpose of acquiring Special Warrants;

         (i) the Subscriber acknowledges that the Special Warrants, Unit Shares, Warrants and Warrant Shares have not been and will not be registered under the U.S. Securities Acts or any applicable state securities laws and that the contemplated sale is being made in reliance on Rule 144A to the U.S. Securities Acts to Qualified Institutional Buyers or a private placement exemption to accredited investors (as such term is defined in Rule 501 of Regulation D under the U.S. Securities Acts, "Accredited Investors") pursuant to Rule 506 of Regulation D under the U.S. Securities Acts;

         (j) the Subscriber (or, if applicable, each beneficial purchaser for whom it is purchasing): (i) is a Qualified Institutional Buyer (as defined in Rule 144A under the U.S. Securities Acts) and is acquiring the Special Warrants for its own account or for the account of a Qualified Institutional Buyer with respect to which it exercises sole investment discretion, and not with a view to any resale, distribution or other disposition of the Special Warrants in violation of United States federal and state securities laws, or (ii) an "accredited investor" within the meaning under Rule 501 of Regulation D under the U.S. Securities Acts;

         (k) the Subscriber is acquiring the Special Warrants for its own account and not with a view to any resale, distribution or other disposition of the Special Warrants, Unit Shares, Warrants or Warrant Shares in violation of the U.S. Securities Act or applicable U.S. state securities laws;

         (l) the Subscriber agrees that if it decides to offer, sell or otherwise transfer any of the Special Warrants, Unit Shares, Warrants or Warrant Shares, such Securities may be offered, sold or otherwise transferred only (i) to the Company, (ii) pursuant to an effective registration statement,, (iii) within the United States in accordance with the exemption from registration under the U.S. Securities Acts including pursuant to Rule 144 thereunder, if applicable, and in compliance with any applicable state securities laws or (iv) another exemption from registration under the U.S. Securities Acts and any applicable state securities laws;

         (m) the Subscriber understands and acknowledges that, upon the original issuance thereof, and until such time as the same is no longer required under applicable requirements of the U.S. Securities Acts or applicable state securities laws, the Special Warrants, Unit Shares, Warrants and Warrant Shares, as the case may be, will be "restricted securities" as defined in Rule 144(a)(3) under the U.S. Securities Acts and each certificate evidencing a Special Warrant, Unit Share or Warrant (and each Warrant Share issued prior to Registration Statement effectiveness) will bear the following legend until the applicable securities as represented by the certificate are sold pursuant to either (i) a registration statement with respect to such securities which is effective under the 1933 ACT, (ii) Rule 144 under the 1933 ACT, or (iii) in reliance upon Regulation S:

                           THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), NOR QUALIFIED UNDER OR PURSUANT TO THE SECURITIES OR "BLUE SKY" LAWS OF ANY STATE NOR UNDER OR PURSUANT TO THE SECURITIES LAWS OF ANY PROVINCE IN CANADA. SUCH SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED, EXCEPT PURSUANT TO (i) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER THE SECURITIES ACT, (ii) RULE 144 OR RULE 144A UNDER THE SECURITIES ACT, IF AVAILABLE, OR
                           (iii)

                           ANY OTHER EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND FROM QUALIFICATION UNDER ANY SECURITIES LAWS APPLICABLE IN CANADA, IF AVAILABLE, AND IN EACH CASE, IN COMPLIANCE WITH ANY APPLICABLE STATE OR PROVINCIAL SECURITIES LAWS.

                  and it also understands and acknowledges that upon the original issuance thereof, and until such time as the same is no longer required under applicable requirements of the U.S. Securities Acts or applicable state securities laws, all certificates representing the Unit Shares, Warrants and Warrant Shares, and all certificates issued in exchange or in substitution thereof, shall bear the foregoing legend.

                  If such securities are being sold under Rule 904 of Regulation S under the U.S. Securities Acts, any legend may be removed by providing a declaration to the Company, to the effect set out in the attached SCHEDULE "D" (or in such other form as the Company may prescribe from time to time); and provided, further, that, if any such securities are being sold under Rule 144 under the U.S. Securities Acts, the legend may be removed by delivery to the registrar and transfer agent and the Company of an opinion of counsel, of recognized standing reasonably satisfactory to the Company, that such legends are no longer required under applicable requirements of the U.S. Securities Acts or state securities laws;

                  The Subscriber understands and acknowledges that the Company may instruct its transfer agent not to record a transfer without first being notified by the Company that it is satisfied that such transfer is exempt from or not subject to registration under the U.S. Securities Acts;

         (n) the Subscriber understands that the Company and/or the Agents may be required by law or otherwise to disclose to regulatory authorities the Subscriber's identity and the identity of each beneficial purchaser of Special Warrants for whom the Subscriber may be acting, including without limitation, being listed as a "Selling Shareholder" in the Registration Statement and disclosing the number of Securities beneficially owned, and the Subscriber further agrees to fully cooperate with the Company and/or the Agents in this regard and to provide the identity of each beneficial purchaser of Special Warrants for whom the Subscriber may be acting, if required, to the Company and/or the Agents.

         (o) notwithstanding the foregoing, none of the Special Warrants or Warrants may be offered, sold, transferred, pledged, hypothecated or otherwise assigned, until the Registration Statement becomes effective, without the prior written consent of the Company and each certificate evidencing a Special Warrant or Warrant will bear the following legend until either
                  (A) the Registration Statement becomes effective or (B) the Special Warrant is sold pursuant to a transaction that is one
                  (1) year or greater subsequent to the Closing of the Offering, in accordance with either (i) a registration statement with respect to such securities which is effective under the 1933 ACT, (ii) Rule 144A under the 1933 ACT, or (iii) in reliance upon Regulation S and in compliance with Applicable Securities
                  Laws:

                           THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER SET FORTH IN THE SUBSCRIPTION AGREEMENT BETWEEN VOICE MOBILITY INTERNATIONAL, INC. (THE "COMPANY") AND THE PURCHASE, AND SPECIAL WARRANT INDENTURE AMONG THE COMPANY AND THE TRUSTEE, AND SPECIFICALLY MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED, PRIOR TO EFFECTIVENESS OF A REGISTRATION STATEMENT UNDER THE 1933 ACT, EXCEPT WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY.

         (p) upon acceptance by the Company and the Agents, this Subscription Agreement will not violate or conflict with the terms of any restriction, agreement or undertaking respecting purchasers of securities by the Subscriber and any such beneficial purchaser;

         (q) the Subscriber acknowledges that the Subscriber has had access to such financial and other information and has had the opportunity to ask questions of and receive answers from the Company as the Subscriber has deemed necessary in connection with the Subscriber's decision to purchase the Special Warrants;

         (r) it is responsible for obtaining such legal advice as it considers necessary in connection with the execution, delivery and performance by it of this Subscription Agreement and the transactions contemplated hereunder and it represents and warrants that such execution, delivery and performance shall not contravene any applicable laws of the jurisdiction in which it is resident;

         (s) the legal counsel retained by the Agents (the "AGENTS' COUNSEL") are acting as counsel to the Agents and not as counsel to the Subscriber. The relationship of Agents' Counsel with the Subscriber is limited solely to the provision of customary commercial legal opinions at the Closing Time and to responding to any questions which the Subscriber may have regarding the terms of the documents to be delivered in connection with this Special Warrant transaction;

         (t) in the case of a purchase by it of Special Warrants as principal, this Subscription Agreement has been duly and validly authorized, executed and delivered by and constitutes a legal, valid, binding and enforceable obligation of the Subscriber;

         (u) in the case of a purchase by it of Special Warrants acting as a trustee or agent for a disclosed or undisclosed principal or identified by account number only, it is duly authorized to execute and deliver this Subscription Agreement and all other necessary documentation in connection with such purchase on behalf of such principal and this Subscription Agreement has been duly authorized, executed and delivered by or on behalf of, and constitutes a legal, valid, binding and enforceable agreement of, such principal;

         (v) it has such knowledge and experience in financial and business affairs as to be capable of evaluating the merits and risks of its investment hereunder and it, or, where it is not purchasing as principal, each beneficial purchaser, is able to bear the economic risk of loss of such investment;

         (w) it is responsible for obtaining legal advice as to and will comply in all respects with the prospectus delivery requirements under Applicable Securities Laws in connection with any sale by the Subscriber of the Unit Shares, the Warrants and the Warrant Shares;

         (x) in connection with its obligations under Section 11(a) of this Subscription Agreement, the Company may require the Subscriber to furnish to the Company such information regarding Subscriber and the distribution of the securities covered by the Registration Statement (the "Registrable Shares") as the Company may from time to time reasonably request in writing and such other information as may be legally required in connection with such registration. The Subscriber agrees, by its acquisition of Registrable Shares and acceptance of the benefits provided to it hereunder, to furnish promptly to the Company all information required to be disclosed in order to make any previously furnished information not materially misleading. The Subscriber agrees that upon receipt of any notice from the Company of the happening of any event of the kind described herein requiring the cessation of the distribution of a prospectus or the distribution of a supplemented or amended prospectus, the Subscriber will forthwith discontinue disposition of Registrable Shares pursuant to the Registration Statement covering such Registrable Shares until the Subscriber's receipt of the copies of the supplemented or amended prospectus, or until it is advised in writing by the Company that the use of the prospectus may be resumed, and, if so directed by the Company, the Subscriber will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in the Subscriber's possession, of the prospectus covering such Registrable Shares current at the time of receipt of such notice. Except as set forth below, the Company agrees to indemnify and hold harmless the Subscriber, and each of its directors, officers, employees, agents, and each person, if any, who controls the Subscriber within the meaning of the 1933 ACT, against any losses, claims, damages, or liabilities to which such indemnified person may become subject under the 1933 ACT or otherwise, insofar as such losses, claims, damages, or liabilities arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in said Registration Statement, or any preliminary prospectus, final prospectus, or amendment or supplement related thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading. The Subscriber agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement, employees, agents and each person, if any, who controls the Company within the meaning of the 1933 ACT against any losses, claims, damages or liabilities to which such indemnified person may become subject, under the 1933 ACT or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in said Registration Statement, or any preliminary prospectus, final prospectus, or amendment or supplement related thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in each case, to the extent, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in said registration statement, said preliminary prospectus, said final prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished by Subscriber specifically for use in the preparation thereof, and provided further that the Subscriber's liability pursuant to this paragraph 9(x) shall be limited to the amount of the Subscriber's investment in the Company as reflected in the Registration Statement;

         (y) the Subscriber acknowledges that it has been advised that as a "selling shareholder" under the Registration Statement, Subscriber might be deemed to be an underwriter within the meaning of Section 2(11) of the 1933 ACT and any profit on the resale of the securities might be deemed to be underwriting discounts and commissions under the 1933 ACT; and

         (z) the Subscriber acknowledges and agrees that in addition to any other applicable laws or regulations, as a "selling shareholder" under the Registration Statement, it will comply with regulations relating to distributions by selling shareholders, including Regulation M under the SECURITIES EXCHANGE ACT OF 1934 (the "1934 ACT"). Regulation M prohibits selling shareholders from offering to purchase and purchasing the common stock of the Company at certain periods of time surrounding their sales of securities under the Registration Statement. Regulation M attempts to prevent selling shareholders who are engaged in a distribution from manipulating the market. In addition, Subscriber acknowledges some U.S. States may require that registration, exemption from registration or notification requirements be met before selling shareholders may sell their common stock. Some states may also require selling shareholders to sell their common stock only through broker-dealers.

         (aa) the Subscriber is purchasing the Special Warrants as principal for its own account, and not for the benefit of any other person or company and not with a view to the resale or distribution of all or any of the Special Warrants, and this Subscription Agreement has been authorized, executed and delivered by the Subscriber, and constitutes a legal, valid and binding agreement of the Subscriber and the Subscriber is purchasing a sufficient number of Special Warrants such that the aggregate acquisition cost to the Subscriber of such Special Warrants is not less than $97,000.

         (bb) if the Subscriber has been created or is being used primarily to permit the purchase of the Special Warrants without a prospectus, and it is a partnership, syndicate, unincorporated organization, trust, company, fund or association or any other organized group of persons, the share or portion of each member or partner of the partnership, syndicate or unincorporated organization, or each beneficiary of the trust, or each shareholder or member of the company, fund or association or other organized group of persons, as the case may be, of the aggregate acquisition cost of the Special Warrants is not less than $97,000.

         (cc) subject to paragraph 9(bb) hereof, the Subscriber has not been created or is not being used primarily to permit the purchase of the Special Warrants without a prospectus.

         (dd) the Subscriber is purchasing the Special Warrants for investment only and not with a view to resale or distribution and it will not resell or otherwise transfer or dispose of the Special Warrants prior to the receipt for the Prospectus except in accordance with the provisions of Applicable Securities Laws.

         (ee) the Subscriber will execute and deliver no later than 4:00 p.m. (Toronto time) on March 26, 2001, all documentation as may be required by all Applicable Securities Laws to permit the purchase of the Special Warrants hereunder on the terms as set forth herein, including without limitation if the Subscriber is an individual, the Form 20A (IP) in the form attached as SCHEDULE "B", as required by the British Columbia Securities Commission.

The Subscriber, on its own behalf and, if applicable, on behalf of others for whom it is contracting hereunder, agrees that the above representations, warranties and covenants will be true and correct both as of the execution of this Subscription Agreement and as of the Closing Date and will survive the completion of the issuance of the Special Warrants.

The Subscriber acknowledges on its own behalf, and if applicable, on behalf of others it is contracting for hereunder that the foregoing representations and warranties are made by it with the intent that they may be relied upon by the Agents and the Company in determining its eligibility or, if applicable, the eligibility of others on whose behalf it is contracting hereunder to purchase the Special Warrants under relevant securities legislation. The Subscriber agrees to indemnify the Agents and the Company against all losses, claims, costs, expenses and damages or liabilities which any of them may suffer or incur caused or arising from reliance thereon. The Subscriber on its own behalf, and if applicable, on behalf of others it is contracting for hereunder further agrees that by accepting delivery of the Special Warrants on the Closing Date, it shall be representing and warranting that the foregoing representations and warranties are true as at the Closing Date with the same force and effect as if they had been made by the Subscriber on its own behalf, and if applicable, on behalf of others it is contracting for hereunder, at the time of closing on the Closing Date and that they shall survive the purchase by it of the Special Warrants and shall continue in full force and effect notwithstanding any subsequent disposition by it of the Special Warrants, Unit Shares, Warrants or Warrant Shares.

10.      COMPANY'S REPRESENTATIONS AND WARRANTIES

Except as disclosed in writing to the Agents prior to the Closing, the Company represents and warrants to the Subscriber (which representations and warranties shall survive for a period of two (2) years following the Closing) as follows:


         (a) ORGANIZATION AND STANDING. The Company is a corporation duly organized and validly existing under the laws of the State of Nevada and is in good standing under such laws. The Company has the requisite corporate power and authority to own and operate its properties and assets and to carry on its business as currently conducted and as proposed to be conducted.

         (b) CORPORATE POWER. The Company will have at the Closing Date all requisite legal and corporate power and authority to execute and deliver this Subscription Agreement, to sell and issue the Special Warrants, and to carry out and perform its obligations under the terms of this Subscription Agreement.

         (c) AUTHORIZATION. All corporate action on the part of the Company, its directors, and its shareholders necessary for the authorization, execution, delivery, and performance of this Subscription Agreement, the Special Warrant Indenture and the Share Warrant Indenture (collectively, the "Transaction Documents") by the Company will be taken prior to the Closing. The Transaction Documents, when executed and delivered by the Company, will, to the best of the Company's knowledge, constitute valid and binding obligations of the Company enforceable in accordance with their respective terms. The Unit Shares issuable on exercise of the Special Warrants have been or will be prior to the Closing allotted and, when issued, will be validly issued, fully paid and non-assessable.

         (d) NO CONFLICT. The issuance and sale of the Special Warrants by the Company does not and will not conflict with and does not and will not result in a breach of any of the terms, conditions or provisions of its constating documents or any material agreement or material instrument to which the Company is a party.

         (e) NO ACTIONS, SUITS OR PROCEEDINGS. As at the Closing Date, the Company is not a party to any actions, suits or proceedings which could reasonably be expected to materially affect its business or financial condition, and to the best of the Company's knowledge no such actions, suits or proceedings are contemplated or have been threatened.

         (f) NO JUDGMENTS. As at the Closing Date, there are no judgments against the Company which are unsatisfied, nor are there any consent decrees or injunctions to which the Company is subject.

         (g) NO DEFAULT. As at the Closing Date, the Company is in all material respects, conducting its current activities in compliance with all applicable laws, rules and regulations of the SECURITIES ACT (British Columbia), the SECURITIES ACT (Alberta), the SECURITIES ACT (Ontario), the 1933 ACT or the 1934 ACT.

         (h) NO ORDER. No order ceasing or suspending trading in securities of the Company nor prohibiting the sale of such securities has been issued and remains outstanding against the Company or its directors, officers or promoters and no investigations or proceedings for such purposes are pending or threatened.

11.      COMPANY'S COVENANTS

The Company hereby covenants and agrees and, in the Agency Agreement and/or the Special Warrant Indenture, the Company will covenant and agree as follows:

         (a) to use its commercially reasonable best efforts (i) to cause a Registration Statement to be filed and prosecuted to effectiveness, (ii) to cause the preliminary prospectus of the Company relating to the distribution of the Unit Shares and Warrants (the "PRELIMINARY PROSPECTUS") to be filed and (iii) to obtain receipts for the final Prospectus, as expeditiously as reasonably practicable after the Closing Date, in each case in form and substance satisfactory to the Company and the Agents, acting reasonably;

         (b) to use its reasonable best efforts to promptly comply with all filing and other requirements under all Applicable Securities Laws, including, where required by the Agency Agreement or any Applicable Securities Laws, the filing of amendments to the Preliminary Prospectus and Prospectus in each of the Canadian Jurisdictions; and

         (c) to use its commercially reasonable best efforts to maintain its status as a reporting issuer (or analogous entity) under the Applicable Securities Laws of such provinces in which it becomes a reporting issuer (or analogous entity) as a result of filing the Prospectus as required under the Agency Agreement and to continue to be in compliance with its obligations thereunder, without default, for a period of at least one year from the date of the filing of the Prospectus in each Canadian Jurisdiction.

In addition, the covenants of and terms applicable to the Company described in the Agency Agreement are hereby incorporated into this section as additional covenants of the Company.

12.      RESALE RESTRICTIONS

The Subscriber, on its own behalf and, if applicable, on behalf of others for whom it is contracting hereunder, understands and acknowledges that the Special Warrants, Unit Shares, Warrants and Warrant Shares will be subject to certain resale restrictions under the Applicable Securities Laws (including United States federal and state securities laws) and the Subscriber, on its own behalf and, if applicable, on behalf of others for whom it is contracting hereunder, agrees to comply with such restrictions. The Subscriber understands and acknowledges that the resale of the Unit Shares and the Warrants and the issuance of the Warrant Shares has not yet been registered with the SEC and accordingly is restricted in the U.S. The Subscriber further understands and acknowledges that the Company is not currently a "reporting issuer" in any Canadian jurisdiction and that holders of securities of the Company may not be able to sell such securities for an indefinite period of time without the Prospectus being filed and a receipt obtained therefor. Subscribers are advised to consult their own legal advisors in this regard. The Subscriber, on its own behalf and, if applicable, on behalf of others for whom it is contracting hereunder, also acknowledges that it has been advised to consult its own legal advisors with respect to applicable resale restrictions and that it is solely responsible for complying with such restrictions (and neither the Company nor the Agents are in any manner responsible for ensuring compliance by the Subscriber with such restrictions).

13.      RELIANCE UPON REPRESENTATIONS AND WARRANTIES

The Subscriber acknowledges that the representations and warranties contained in this Subscription Agreement are made by it with the intent that they may be relied upon by the Company in determining the Subscriber's eligibility to purchase the Special Warrants, and the Subscriber hereby agrees to indemnify the Company and its directors, officers, employees and agents against all losses, claims, costs, expenses and damages or liabilities that they may suffer or incur caused or arising from their reliance thereon. The foregoing representations and warranties survive the purchase by the Subscriber of the Special Warrants and continue in full force and effect as set forth in section 14.

14.      SURVIVAL

This Subscription Agreement, including without limitation the representations, warranties and covenants contained herein, survives and continues in full force and effect and is binding upon the Subscriber for a period of three years, notwithstanding the completion of the purchase of the Special Warrants by the Subscriber, the completion of the issue of the Special Warrants by the Company and any subsequent disposition by the Subscriber of the Securities.

15.      CONTRACTUAL RIGHTS OF ACTION

By its acceptance of this Subscription Agreement, the Company grants to each Subscriber the contractual right of action for rescission in the form set out in SCHEDULE "C" and the Subscriber agrees to assign and explicitly extend the benefit of such right (but without liability to a purchaser) to any permitted assignee or transferor of the Special Warrants. The above rights are in addition to any other rights or remedies available to the Special Warrant holder under section 130 of the SECURITIES ACT (Ontario), equivalent provisions of the securities legislation of any other province of Canada in which purchasers of Special Warrants are resident and otherwise at law, and are subject to the defences described under such legislation. The Subscriber expressly waives and releases the Company, to the fullest extent permitted by law, from all rights of withdrawal to which the Subscriber might otherwise be entitled pursuant to subsection 71(2) of the SECURITIES ACT (Ontario) and equivalent provisions of the securities legislation of any other province of Canada.

16.      COMMISSION TO THE AGENTS

You understand that upon completion of the sale by the Company of the Special Warrants, the Lead Agent, on behalf of the Agents, will receive from the Company on the Closing Date a cash commission (the "Commission") equal to 7% of the gross proceeds from the Offering.

In addition, subject to regulatory approval, the Company will grant to the Agents a special compensation option (the "Special Compensation Option") exercisable for a compensation option (the "Compensation Option") which, upon exercise will entitle the Agents to purchase the number of Units equal to 10% of the total number of Special Warrants sold at a price per Unit that is equal to the Issue Price of each Special Warrant, for a period of two years from the Closing Date.

17.      COSTS

You acknowledge and agree that, except as specified in the Agency Agreement, all costs and expenses incurred by you (including any fees and disbursements of any special counsel retained by you) relating to the purchase of the Special Warrants by you shall be borne by you.

18.      ASSIGNMENT

None of the parties to this Subscription Agreement may assign any rights or benefits under this Subscription Agreement, including the benefit of any representation, warranty or covenant, without the prior written consent of the other parties.

19.      ENUREMENT

This Subscription Agreement enures to the benefit of and is binding upon the parties and their respective heirs, executors, administrators and other legal representatives, successors (including any successor by reason of amalgamation or statutory arrangement of any party) and permitted assigns.

20.      ENTIRE AGREEMENT

This Subscription Agreement constitutes the entire agreement of the parties relating to the subject matter hereof and there are no representations, covenants or other agreements relating to the subject matter hereof except as stated or referred to in this Subscription Agreement.

21.      LANGUAGE

The undersigned hereby acknowledges that it has consented and requested that all documents evidencing or relating in any way to the sale of the Special Warrants be drawn up in the English language only. Nous, soussignes, reconnaissons par les presentes avoir consenti et demande que tous les documents faisant foi ou se rapportant de quelque maniere a la vente de ces actions soient rediges en anglais seulement.

22.      TIME OF ESSENCE

Time is of the essence of this Subscription Agreement.

23.      COUNTERPARTS, ETC.

This Subscription Agreement may be executed in several counterparts, each of which when so executed is deemed to be an original and such counterparts together constitute one and the same instrument. Counterparts may be executed either in original or faxed form and the parties adopt any signatures received by a receiving fax machine as original signatures of the parties.

24.      EFFECT OF HEADINGS

The section and paragraph headings herein are for convenience only and do not affect the construction hereof.

25.      SEVERABILITY

The invalidity or enforceability of any provisions hereof in no way affect the validity or enforceability of any other provision.

26.      GOVERNING LAW

This Subscription Agreement is governed by the laws of the Province of British Columbia and the laws of Canada applicable therein. The Subscriber irrevocably attorns to the non-exclusive jurisdiction of the court of the Province of British Columbia.

27.      CURRENCY

All references in this Agreement to currency amounts are indicated in terms of Canadian dollars.

                                  SCHEDULE "A"
                       VOICE MOBILITY INTERNATIONAL, INC.

                                   TERM SHEET



THE ISSUER:                    Voice Mobility International, Inc. (the "Company").

OFFERING:                      Special Warrants at a price of Cdn.$2.00 per Special Warrant
                               (the "Issue Price") for aggregate gross proceeds of up to Cdn.$15,000,000.

TERMS OF SPECIAL WARRANTS:     Each Special Warrant is exercisable, without payment of additional consideration, into one Unit of the Company (a "Unit"). Each Unit consists of one Common Share (a "Unit Share") and one-half Warrant of the Company. Each whole Warrant (a "Warrant") entitles the holder to acquire one Common Share (a "Warrant Share") at a price of Cdn.$2.25 at any time on or before a date which is two years from the Closing Date.
                               The Units, Unit Shares, Warrants and Warrant Shares are collectively referred to as the "Underlying Securities".

MINIMUM SUBSCRIPTION           75,000 Special Warrants (Cdn.$150,000) in the Province of Ontario and such other minimum number of Special Warrants as is prescribed by securities legislation in other Qualifying Jurisdictions.

CLOSING DATE:                  March 27, 2001, or such other date as is agreed upon by the Lead Agent and the Company (the "Closing Date").

QUALIFYING JURISDICTIONS:      Ontario, British Columbia, Alberta, the United States of America (and such other jurisdictions as are agreed upon by the Company and the Lead Agent).

SPECIAL WARRANTS:              The Special Warrants will be issued pursuant to a special warrant indenture containing standard anti-dilution protections (including in the case of dividends paid in the ordinary course), which protections will be operative from the Closing Date. The
                               Special Warrants are exercisable by the holders thereof at any time after their issuance and, if not previously exercised or repurchased, will be deemed to be exercised immediately prior to 4:30 p.m. (Toronto time) on the business day (the "Qualification
                               Deadline") which is the latest of: (i) the date a registration statement with regard to the resale of the Special Warrants, Unit Shares and Warrants and the issuance of the Warrant Shares is declared effective by the United States Securities and
                               Exchange Commission under the UNITED STATES SECURITIES ACT OF 1933, as amended, and (ii) the date a receipt is issued by the last of the securities regulatory authorities in each of the jurisdictions in Canada set out as Qualifying Jurisdictions in the Term Sheet where purchasers of Special Warrants are resident as at the Closing
                               Date for a final prospectus qualifying the issuance of the Unit Shares and the Warrants for distribution in the Canadian Jurisdictions; and (iii) the day preceding the date the listing of the Company's common shares on The Toronto Stock Exchange becomes effective, being the time its common shares are posted for trading.

ESCROW:                        The net proceeds (gross  proceeds less Agents' fees and expenses) from the sale of the
                               Special  Warrants  will be deposited in escrow with a trust company mutually agreeable to the Company and the Lead Agent, to be released to the Company on the exercise or deemed exercise of the Special Warrants, provided that certain subscribers ("Non-Escrowed Subscribers")
                               may agree to permit the release of their subscription proceeds to the Company on the
                               Closing Date. The subscription proceeds from the balance of the Subscribers ("Escrowed
                               Subscribers") shall be held in escrow as provided above. Notwithstanding the above, net proceeds that are required to be deposited in escrow for the purpose of obtaining approval to list the Company's common shares on The Toronto Stock Exchange shall not be released to the Company on the Closing  Date, but shall be deposited in escrow as provided above.




EXCHANGE, PENALTY AND
REPURCHASE PROVISIONS:         The Company will use its best efforts to file a prospectus qualifying the Unit Shares and
                               Warrants to be issued in exchange for the Special Warrants in Ontario (and such other provinces as may be agreed to by the Company and the Lead Agent) as soon as practicable after the Closing Date. If the Qualification Deadline has not occurred on or prior to the date that is 120 days following the Closing Date or such later date as may be determined at the sole discretion of the Lead Agent, each Special Warrant will be exercisable for 1.1
                               Units. The Company will continue to use all reasonable commercial efforts to obtain a receipt for the prospectus after 120 days after the Closing Date.

                               In the event a TSE listing of the Company's Common Shares has not been achieved prior to the date six (6) months following the Closing Date, the Escrowed Subscribers shall be entitled, at their option (the "Repurchase Option"), until the Time of Expiry, to require the Company to repurchase their Special Warrants from legally available funds at the
                               Issue Price plus accrued interest.

LEAD AGENT:                    Loewen, Ondaatje, McCutcheon Limited

CO-AGENTS:                     Acumen Capital Partners Limited
                               Paradigm Capital Inc.

AGENTS' COMMISSION:            The Agents will be paid at the closing of the sale of Special Warrants a commission of 7%
                               of the gross proceeds of this Offering, which commission and the expenses of the Agents
                               (including the fees of the Agents' legal counsel) will be fully paid in cash on the
                               Closing Date out of the proceeds of the Offering. In addition, the Agents shall receive a
                               Special Compensation Option, exercisable for a Compensation Option which, in the aggregate, upon exercise will entitle the Agents to purchase for a period of two years from the Closing Date the number of Units that is equal to 10% of the number of Special
                               Warrants sold, at a price per Unit that is equal to the issue price of each Special
                               Warrant. The terms of the commission, the Special Compensation Option and the Compensation
                               Option shall be subject to regulatory approval.

SUBSCRIPTION:                  Persons wishing to subscribe for Special Warrants must complete and sign a Subscription
                               Form and deliver a cheque to the Lead Agent not later than one business day prior to the
                               Closing Date.

USE OF PROCEEDS:               The proceeds from the sale of the Special Warrants will be expended by the Company to finance its growth strategy. Specifically, the proceeds will be allocated to sales and marketing, research and development, working capital purposes and potential acquisitions.

RESALE RESTRICTIONS:           The Special Warrants will be issued pursuant to exemptions from prospectus requirements of applicable securities legislation and will be subject to resale restrictions under that legislation.

                               If the Company is unable to obtain a receipt for a final prospectus in any Qualifying
                               Jurisdiction and an effective Registration Statement, the Underlying Securities will be subject to statutory hold periods during which time these securities may not be resold in such
                               Qualifying Jurisdictions.

                               In addition, if any Special Warrants are exercised prior to the issuance of receipts for a final prospectus and/or an effective Registration Statement by the securities commissions in any of the Qualifying Jurisdictions, the Underlying Securities will be subject to statutory restrictions on resale.

                               The Company intends to file a prospectus to qualify the Underlying Securities only in the
                               Qualifying Jurisdictions. Accordingly, the Underlying Securities that are acquired outside of the Qualifying Jurisdictions may be subject to resale restrictions.


                               The Special Warrants are not transferable without the prior written consent of the Company.
                               This restriction shall not, however, restrict the exercise of the Special Warrants for the
                               Units. Absent an effective Registration Statement, the Warrants are not transferable without the prior written consent of the Company.

FOREIGN SALES:                 The Special Warrants may be sold outside of Canada pursuant to applicable exemptions.

                                  SCHEDULE "B"
                                  FORM 20A (IP)

                        SECURITIES ACT (BRITISH COLUMBIA)

ACKNOWLEDGEMENT OF INDIVIDUAL PURCHASER

1. I have agreed to purchase from Voice Mobility International, Inc. (the "Issuer")

                             Special Warrants (the "Securities") of the Issuer.
         --------------------
        [number of Special Warrants]

2. I am purchasing the Securities as principal and, on closing of the agreement of purchase and sale, I will be the beneficial owner of the Securities.

3. I [circle one] have/have not received an offering memorandum describing the Issuer and the Securities.

4.       I acknowledge that:

         (a) no securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities, AND

         (b) there is no government or other insurance covering the Securities, AND

         (c)      I may lose all of my investment, AND

         (d) there are restrictions on my ability to resell the Securities and it is my responsibility to find out what those restrictions are and to comply with them before selling the Securities, AND

         (e) I WILL NOT receive a prospectus that the BRITISH COLUMBIA SECURITIES ACT (the "Act") would otherwise require be given to me because the Issuer has advised me that it is relying on a prospectus exemption, AND

         (f) because I am not purchasing the Securities under a prospectus, I will not have the civil remedies that would otherwise be available to me, AND

         (g) the Issuer has advised me that it is using an exemption from the requirement to sell through a dealer registered under the Act, except purchases referred to in paragraph 5(g), and as a result I do not have the benefit of any protection that might have been available to me by having a dealer act on my behalf.

5.       I also acknowledge that: [CIRCLE ONE]

         (a) I am purchasing Securities that have an aggregate acquisition cost of $97,000 or more, OR

         (b) my net worth, or my net worth jointly with my spouse at the date of the agreement of purchase and sale of the securities, is not less than $400,000, OR

         (c) my annual net income before tax is not less than $75,000, or my annual net income before tax jointly with my spouse is not less than $125,000, in each of the two most recent calendar years, and I reasonably expect to have annual net income before tax of not less than $75,000 or annual net income before tax jointly with my spouse of not less than $125,000 in the current calendar year, OR

         (d)      I am registered under the Act, OR

         (e) I am a spouse, parent, brother, sister or child of a senior officer or director of the Issuer, or of an affiliate of the Issuer, OR

         (f) I am a close personal friend of a senior officer or director of the Issuer, or of an affiliate of the Issuer, OR

         (g) I am purchasing securities under section 128(c) ($25,000 - registrant required) of the Rules, and I have spoken to a person [NAME OF REGISTERED PERSON:] _________________________ (the "Registered Person") who has advised me that the Registered Person is registered to trade or advise in the Securities and that the purchase of the Securities is a suitable investment for me.

6. If I am an individual referred to in paragraph 5(b), 5(c), or 5(d), I acknowledge that, on the basis of information about the Securities furnished by the Issuer, I am able to evaluate the risks and merits of the Securities because: [CIRCLE ONE]

         (a)      of my financial, business or investment experience, OR

         (b)      I have received advice from a person [NAME OF ADVISER:]

                                                      (the "Adviser") who has
                  ------------------------------------
                  advised me that the Adviser is:

                  (i) registered to advise, or exempted from the requirement to be registered to advise, in respect of the Securities, and

                  (ii) not an insider of, or in a special relationship with, the Issuer.


The statements made in this report are true.

DATED                  , 2001.      --------------------------------------------
      -----------------                       Signature of Purchaser

                                    --------------------------------------------
                                                 Name of Purchaser

                                    --------------------------------------------

                                    --------------------------------------------
                                               Address of Purchaser

                                  SCHEDULE "C"

                   CONTRACTUAL RIGHT OF ACTION FOR RESCISSION

(1) In the event that a holder of Special Warrants, who acquires Unit Shares and Warrants of the Company upon the exercise of the Special Warrants, is or becomes entitled under Applicable Securities Laws to the remedy of rescission by reason of the Prospectus qualifying the distribution of the Unit Shares and Warrants on exercise of the Special Warrants, or any amendment thereto, containing a misrepresentation, the Subscriber is entitled to rescission not only of the Subscriber's exercise of its Special Warrants but also of the private placement transaction pursuant to which the Special Warrants were initially acquired, and is entitled in connection with such rescission to a full refund of all consideration paid to the Company on the acquisition of the Special Warrants. The provisions hereof are a direct contractual right extended by the Company alone (but specifically not by the directors or officers of the Company or by the Agent) to holders of Special Warrants, permitted assignees of such holders and to holders of Unit Shares and Warrants acquired by such holders on exercise of the Special Warrants, and are in addition to any other right or remedy available to a holder of Special Warrants under section 130 of the SECURITIES ACT (Ontario), equivalent provisions of the securities legislation of any other province of Canada in which Special Warrant purchasers are resident, or otherwise at law, and are subject to the provisions of section (2) below, and the defences, limitations and other provisions described under the Applicable Securities Laws or otherwise available.

(2) No action may be commenced to enforce the foregoing rights of action for rescission more than 180 days after the Closing Date.

(3) The Company agrees that the benefit of the covenant contained in section (1) above is deemed to pass with any permitted and lawful assignment or transfer of Special Warrants in accordance with the Special Warrant Indenture and the Subscriber agrees to extend explicitly the benefit of such covenant (but without liability to the Subscriber) to any permitted and lawful assignee or transferee of Special Warrants registered in the name of the Subscriber.

(4) All capitalized terms in this Schedule that are defined in the Subscription Agreement between the Subscriber and the Company have the meanings given to them in the Subscription Agreement.

                                  SCHEDULE "D"

                    FORM OF DECLARATION FOR REMOVAL OF LEGEND


TO:      VOICE MOBILITY INTERNATIONAL, INC.

         The undersigned (a) acknowledges that the sale of the securities of Voice Mobility International, Inc. (the "Company") to which this declaration relates is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the "1933 Act") and (b) certifies that (1) it is not an affiliate of the Company (as defined in Rule 405 under the 1933 Act), (2) the offer of such securities was not made to a person in the United States and either (A) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believe that the buyer was outside the United States, or (B) the transaction was executed on or through the facilities of The Toronto Stock Exchange or any other designated offshore securities market, as defined in Regulation S, and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States, (3) neither the seller nor any affiliate of the seller nor any person acting on any of their behalf has engaged or will engage in any directed selling efforts in the United States in connection with the offer and sale of such securities, (4) the sale is BONA FIDE and not for the purpose of "washing off" the resale restrictions imposed because the securities are "restricted securities" (as such term is defined in Rule 144(a)(3) under the 1933 Act), (5) the seller does not intend to replace the securities sold in reliance on Rule 904 of the 1933 Act with fungible unrestricted securities and (6) the contemplated sale is not a transaction, or part of a series of transactions which, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the 1933 Act. Terms used herein have the meanings given to them by Regulation S.


Dated:                               By:

                                     Name:
                                          --------------------------------------

                                     Title:
                                           -------------------------------------

                                  SCHEDULE "E"

                   CERTIFICATION BY FOREIGN PORTFOLIO MANAGER

The undersigned is purchasing securities of Voice Mobility International, Inc. (the "Issuer").

The undersigned hereby certifies that:

         (a) it is purchasing securities of the Issuer on behalf of managed accounts for which it is making the investment decision to purchase these securities and has full discretion to purchase or sell securities for such accounts without requiring the client's express consent to a transaction;

         it carries on the business of managing the investment portfolios of clients through discretionary authority granted by those clients (a "portfolio manager" business) in _____________________ [jurisdiction], and it is permitted by law to carry on a portfolio manager business in that jurisdiction;

         it was not created solely or primarily for the purpose of purchasing securities of the Issuer;

         the total asset value of the investment portfolios it manages on behalf of clients is not less than $20,000,000; and

         the Issuer has provided it with a list of the directors, senior officers and other insiders of the Issuer, and the persons that carry on investor relations activities for the Issuer (which list is attached as a schedule to this Form), and it does not believe, and has no reasonable grounds to believe, that any of those persons has a beneficial interest in any of the managed accounts for which it is purchasing, except as follows:


----------------------------------------------------------
(name of insider(s) or person(s) carrying on investor relations activities for the Issuer that have a beneficial interest in an account)

The undersigned acknowledges that it is bound by the provisions of the British Columbia SECURITIES ACT including, without limitation, sections 87 and 111 concerning the filing of insider reports and reports of acquisitions.


                                       Dated at
                                               ---------------------------------

                                       this        day of                 , 2001
                                            ------        -----------------

                                       -----------------------------------------
                                       (Name of Purchaser - please print)

                                       -----------------------------------------
                                       (Authorized Signature)

                                       -----------------------------------------
                                       (Official Capacity - please print)

                                       -----------------------------------------
                                       (please print name of individual whose
                                       signature appears above, if different
                                       from name of purchaser printed above)

                   SUBSCRIPTION AGREEMENT FOR SPECIAL WARRANTS
                       (FOR NON-ESCROWED U.S. SUBSCRIBERS)
                         (THE "SUBSCRIPTION AGREEMENT")

 THE SECURITIES SUBSCRIBED FOR HEREIN HAVE NOT BEEN AND WILL NOT BE REGISTERED
     UNDER THE UNITED STATES SECURITIES ACT OF 1933 AND, SUBJECT TO CERTAIN EXCEPTIONS, MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO A U.S. PERSON

To:     VOICE MOBILITY INTERNATIONAL, INC.

And to: Loewen, Ondaatje, McCutcheon Limited, Acumen Capital Finance Partners
        Limited and Paradigm Capital Inc.

ONE COMPLETED AND ORIGINALLY EXECUTED COPY OF THIS SUBSCRIPTION AGREEMENT AND APPLICABLE SCHEDULES MUST BE DELIVERED IN ACCORDANCE WITH SECTION 6 OF THIS SUBSCRIPTION AGREEMENT AS SOON AS POSSIBLE, AND, IN ANY EVENT, NO LATER THAN 4:00 P.M. (TORONTO TIME) ON MARCH 26, 2001 TO:

         ATTENTION: CLAUDIA MARTINS, LOEWEN, ONDAATJE, MCCUTCHEON LIMITED,
                    HAZELTON LANES, EAST TOWER
                    55 AVENUE ROAD, SUITE 2250, TORONTO, ON M5R 3L2,
                    TEL (416) 964-4456, FAX (416) 964-4333

The undersigned (the "Subscriber" or "you") hereby confirms its irrevocable subscription for and offer to purchase from Voice Mobility International, Inc. ("Voice Mobility" or the "Company") that number of special warrants of the Company (the "Special Warrants") set out below, at a price of Cdn$2.00 per Special Warrant (the "Issue Price"), pursuant to the terms and conditions of this Subscription Agreement and in accordance with the Agency Agreement (as defined below). The Subscriber agrees to be bound by the terms of this Subscription Agreement and, without limitation, agrees that the Company and the Agents (as defined below) may rely upon its covenants, representations and warranties.

____________________________________________________________  _________________________________________________________________

                                                               NUMBER OF SPECIAL WARRANTS:
------------------------------------------------------
(Name of Subscriber - please print)
Account Reference:                                             AGGREGATE SUBSCRIPTION PRICE: $
                  ------------------------------------                                        ---------------------------------
                                                                                            (the "Aggregate Subscription Price")

                                                               The Subscribers agrees to permit the release of its subscription
By:                                                            proceeds to the Company on closing ("Non-Escrowed Subscribers").
   --------------------------------------------------
Authorized Signature
                                                               _________________________________________________________________

                                                               _________________________________________________________________

                                                               IF THE SUBSCRIBER IS SIGNING AS AGENT FOR A PRINCIPAL (BENEFICIAL
                                                               PURCHASER) AND IS NOT A TRUST COMPANY OR A PORTFOLIO MANAGER
-----------------------------------------------------          PURCHASING AS TRUSTEE OR AGENT FOR ACCOUNTS FULLY MANAGED BY
(Official Capacity or Title - please print)                    IT, COMPLETE THE FOLLOWING:

-----------------------------------------------------          ---------------------------------------------------------------
(Please print name of individual whose signature               (Name of Principal)
appears above if different than the name of the
subscriber printed above.)

                                                               ---------------------------------------------------------------
                                                               (Principal's Address)

-----------------------------------------------------          ---------------------------------------------------------------
(Subscriber's Address)
                                                               ---------------------------------------------------------------
                                                               _________________________________________________________________

                                                               _________________________________________________________________
------------------------------------------------------         DELIVER THE SPECIAL WARRANTS AS SET OUT BELOW:
(Telephone Number)
____________________________________________________________
                                                               ---------------------------------------------------------------
                                                               (Name)

____________________________________________________________
REGISTER THE SPECIAL WARRANTS AS SET OUT BELOW:                ---------------------------------------------------------------
                                                               (Account Reference, if applicable)
------------------------------------------------------
(Name)                                                         ---------------------------------------------------------------
                                                               (Address)
------------------------------------------------------
(Account Reference, if applicable)                             ---------------------------------------------------------------
                                                               (Contact Name)                             (Telephone Number)
------------------------------------------------------
(Address)                                                      __________________________________________________________________

------------------------------------------------------         __________________________________________________________________
(Telephone Number)                                             NUMBER OF SHARES OF THE COMPANY HELD BY THE SUBSCRIBER EXCLUDING
                                                               THOSE BEING SUBSCRIBED FOR:
____________________________________________________________  _________________________________________________________________


ACCEPTANCE: The Company hereby accepts the above subscription and the Company represents and warrants to the Subscriber that the representations and warranties made by the Company to the Agents in the agency agreement (the "Agency Agreement") are true and correct in all material respects as of this date (save and except as waived by the Lead Agent, as defined below) and that the
Subscriber is entitled to rely thereon.

VOICE MOBILITY INTERNATIONAL, INC.                                                                                          , 2001
                                                                                                        --------------------

                                                                                                     ________________________

By:                                                                                                  No:
   ----------------------------------------                                                          ________________________



   NOTE: PLEASE ALSO COMPLETE AND SIGN SCHEDULE "B", IF YOU ARE AN INDIVIDUAL

                           THE TORONTO STOCK EXCHANGE
                 PRIVATE PLACEMENT QUESTIONNAIRE AND UNDERTAKING

To be completed by each proposed placement purchaser of listed securities or securities which are convertible into listed securities.

                                  QUESTIONNAIRE

1. DESCRIPTION OF TRANSACTION

   (a) Name of issuer of the Securities VOICE MOBILITY INTERNATIONAL, INC.
                                        ----------------------------------------

       -------------------------------------------------------------------------

   (b) Number and Class of Securities to be Purchased
                                                      --------------------------
   (c) Purchase Price
                      ----------------------------------------------------------

       -------------------------------------------------------------------------

2. DETAILS OF PURCHASER

   (a) Name of Purchaser
                        --------------------------------------------------------
   (b) Address
              ------------------------------------------------------------------

   (c) Names and addresses of persons having a greater than 10% beneficial interest in the purchaser
                                ------------------------------------------------

       -------------------------------------------------------------------------

3. RELATIONSHIP TO ISSUER

   (a) Is the purchaser (or any person named in response to 2(c) above) an insider of the issuer for the purposes of the Ontario Securities Act (before giving effect to this private placement)? If so, state the capacity in which the purchaser (or person named in response to 2(c)) qualifies as an insider
                               -------------------------------------------------

   (b) If the answer to (a) is "no", are the purchaser and the issuer controlled by the same person or company? If so, give details
                                                         -----------------------
4. DEALINGS OF PURCHASER IN SECURITIES OF THE ISSUER

   Give details of all trading by the purchaser, as principal, in the securities of the issuer (other than debt securities which are not convertible into equity securities), directly or indirectly, within the 60 days preceding the date hereof

   -----------------------------------------------------------------------------
   -----------------------------------------------------------------------------

                                   UNDERTAKING

TO:  The Toronto Stock Exchange

The undersigned has subscribed for and agreed to purchase, as principal, the securities described in Item 1 of this Private Placement Questionnaire and Undertaking.

The undersigned undertakes not to sell or otherwise dispose of any of the said securities so purchased or any securities derived therefrom for a period of six months from the date of the closing of the transaction herein or for such period as is prescribed by applicable securities legislation, whichever is longer, without the prior consent of The Toronto Stock Exchange and other regulatory body having jurisdiction.

DATED AT
        ------------------------------  ----------------------------------------
                                              (Name of Purchaser - please print)
this      day of                , 2001
     ----        ---------------        ----------------------------------------
                                                          (Authorized Signature)


                                        ----------------------------------------
                                              (Official Capacity - please print)

                                          (please print here name of individual
                                          whose signature appears above, if
                                          different from name of purchaser
                                          printed above)

                              TERMS AND CONDITIONS
1.       SUBSCRIPTION

We confirm your agreement to purchase, on and subject to the terms and conditions in this Subscription Agreement and in the Agency Agreement, from the Company the number of Special Warrants as set out on the face page of this Subscription Agreement at a price of Cdn.$2.00 per Special Warrant payable as described in section 6 of this Subscription Agreement. The Special Warrants you are purchasing form part of a larger offering (in the Canada, the United States and elsewhere) of Special Warrants (the "OFFERING") by the Company pursuant to an agency agreement (the "AGENCY AGREEMENT") to be entered into by Loewen, Ondaatje, McCutcheon Limited ("LOM" or the "LEAD AGENT"), Acumen Capital Finance Partners Limited, Paradigm Capital Inc. (collectively, the "AGENTS") and the Company.

2.       DESCRIPTION OF SPECIAL WARRANTS

         (a) Attached as SCHEDULE "A" to this Subscription Agreement is a term sheet (the "TERM SHEET") containing a summary of the terms and conditions pertaining to the Special Warrants and the Offering. The description of the Special Warrants contained in the Term Sheet and this Subscription Agreement is a summary only and is subject to the detailed provisions of a special warrant indenture (the "SPECIAL WARRANT INDENTURE") to be dated as of the Closing Date and to be entered into between the Company and Computershare Trust Company of Canada (or another trust company that may be agreed to by the Company and the Lead Agent), in its capacity as special warrant agent and trustee thereunder (the "TRUSTEE").

         (b) Upon exercise (which term shall include deemed exercise) of the Special Warrants, in accordance with their terms, the holder will, without payment of any additional consideration, be issued one unit ("UNIT") in respect of each Special Warrant exercised. Each Unit will consist of one common share in the capital of the Company, as presently constituted ("UNIT SHARE"), and one half of one non-transferable share purchase warrant ("WARRANT"). Each whole Warrant entitles the holder to purchase one additional common share in the capital of the Company, as presently constituted (a "WARRANT SHARE"), at a price that is equal to $2.25 at any time on or before the date which is two years from the Closing Date (as defined in paragraph 4 below). The description of the Warrants contained in the Term Sheet and this Subscription Agreement is a summary only and is subject to the detailed provisions of a warrant indenture (the "WARRANT INDENTURE") to be dated as of the Closing Date and to be entered into between the Company and Computershare Trust Company of Canada (or another trust company that may be agreed to by the Company and the Lead Agent), in its capacity as warrant agent and trustee thereunder.

         (c) The Special Warrants will be exercisable on any business day during business hours during the period (the "EXERCISE PERIOD") commencing on the Closing Date and ending at 4:30 p.m. (Toronto time) (the "TIME OF EXPIRY") on the business day (the "QUALIFICATION DEADLINE") which is the latest of (i) the date a registration statement (the "REGISTRATION STATEMENT") with regard to the resale of the Special Warrants, Unit Shares and Warrants and the issuance of the Warrant Shares is declared effective by the United States Securities and Exchange Commission (the "SEC") pursuant to the UNITED STATES SECURITIES ACT OF 1933, as amended (the "1933 ACT"), and (ii) the date a receipt is issued by the last of the securities regulatory authorities in each of the jurisdictions in Canada set out as Qualifying Jurisdictions in the Term Sheet where purchasers of Special Warrants are resident as at the Closing Date (the "CANADIAN JURISDICTIONS") for a final prospectus (the "PROSPECTUS") qualifying the issuance of the Unit Shares and the Warrants for distribution in the Canadian Jurisdictions to holders of Special Warrants upon their exercise; and (iii) THE DAY PRECEDING THE DATE THE LISTING OF THE COMPANY'S COMMON SHARES ON THE TORONTO STOCK EXCHANGE BECOMES EFFECTIVE, BEING THE TIME ITS COMMON SHARES ARE POSTED FOR TRADING.

         (d) If any Special Warrants have not been exercised by the holders or repurchased by the Company during the Exercise Period, such Special Warrants will be deemed to have been exercised by the holders immediately prior to the Time of Expiry without any further action on the part of such holders. If the Qualification Deadline has not occurred on or prior to the date that is 120 days following the Closing Date or such later date as may be determined at the sole discretion of the Lead Agent, each Special Warrant will be exercisable for 1.1 Units.

         (e) Immediately upon receipt, the net proceeds from the Offering (gross proceeds less the Agents' fees and expenses), will be deposited in escrow with the Trustee on the Closing Date, to be held in escrow pursuant to the Special Warrant Indenture and will be released to the Company on the exercise or deemed exercise of the Special Warrants, provided that certain subscribers ("NON-ESCROWED SUBSCRIBERS") may agree to permit the release of their subscription proceeds to the Company on the Closing Date. The subscription proceeds from the balance of the Subscribers ("ESCROWED SUBSCRIBERS") shall be held in escrow as provided above. Notwithstanding the above, net proceeds that are required to be deposited in escrow for the purpose of obtaining approval to list the Company's common shares on The Toronto Stock Exchange shall not be released to the Company on the Closing Date, but shall be deposited in escrow as provided above.

         (f) In the event that a listing of the Company's common shares on The Toronto Stock Exchange has not become effective by the date that is six months following the Closing Date, then each of the Escrowed Subscribers will be entitled, at their option (the "Repurchase Option") until the Time of Expiry, to require the Company to repurchase the Special Warrants held by such holder, from legally available funds, plus such holder's portion of the interest earned by the Trustee under the Special Warrant Indenture. If the funds of the Company legally available for repurchase of such Special Warrants are insufficient to repurchase the total number of Special Warrants to be repurchased, those funds which are legally available will be used to repurchase the maximum number of such Special Warrants rateably among the Escrowed Subscribers who have exercised the Repurchase Option. Thereafter, as additional funds of the Company become legally available for such repurchase, such funds shall be used quarterly to repurchase the Special Warrants until all Special Warrants covered by exercised Repurchase Options have been exercised.

         (g) The Subscriber acknowledges and agrees that the specific rights of the holders of Special Warrants and the detailed terms of the Special Warrants will be set forth in and subject to the Special Warrant Indenture.

         (h) Since the Company is not currently a "reporting issuer" in any of the Canadian Jurisdictions or elsewhere in Canada, the Special Warrants and the Unit Shares and Warrants issuable upon the exercise or deemed exercise of the Special Warrants will be subject to resale restrictions under the applicable securities laws, rules, regulations and policies of the Province of British Columbia, the jurisdiction in which the Subscriber is resident, and any jurisdiction in which a subsequent trade may be proposed, until such time as: (i) the Company becomes a "reporting issuer" under such laws and the appropriate "hold periods", if any, under such laws have expired; (ii) a further statutory exemption from the registration and prospectus requirements of such laws may be relied upon by the holder; or (iii) an appropriate discretionary order or ruling is obtained under such laws to permit the transfer by the Subscriber of its securities. The resale or other transfer of the Special Warrants, Unit Shares, Warrants and the issuance of the Warrant Shares will also be restricted under the 1933 ACT until the Registration Statement has become effective. The Company does not expect that the Company's common shares will be listed on any exchange or that the Company will become a "reporting issuer in any of the Canadian Jurisdictions until the Registration Statement has become effective.

                  The Company has agreed to use its reasonable best efforts to file, clear, and obtain a receipt for the Prospectus in each of the Canadian Jurisdictions set out as Qualifying Jurisdictions in the Term Sheet. The Company has also agreed to file and use its reasonable best efforts to prosecute to effectiveness the Registration Statement. In the event that the Company is unable to obtain a receipt for the Prospectus in a Canadian Jurisdiction, the Special Warrants, Unit Shares, Warrants and Warrant Shares (collectively the "SECURITIES") will be subject to statutory resale restrictions under the applicable securities legislation of that Canadian Jurisdiction and the applicable hold period for such Securities may never expire. Statutory restrictions may apply on the resale of the Special Warrants, Unit Shares, Warrants and Warrant Shares that are acquired prior to the issuance of receipts for the Prospectus by the securities regulatory authority in any of the Canadian Jurisdictions. In addition, if the Company does not cause the Registration Statement to become effective, the resale of the Special Warrants, Unit Shares, Warrants and the issuance of the Warrant Shares will continue to be restricted under the 1933 ACT and would be permissible only in accordance with a statutory or regulatory exemption from registration under the 1933 ACT. Subscribers are advised to consult their own legal advisors in this regard.

3.       ACCEPTANCE AND REJECTION OF SUBSCRIPTION BY THE COMPANY

The Subscriber understands and agrees that the Company reserves the right, in its absolute discretion, to reject the Subscriber's subscription for Special Warrants in whole or in part, in any order, at any time prior to the Closing Time (as defined in section 4 below) notwithstanding prior receipt by the Subscriber of notice of acceptance of the Subscriber's subscription and, if accepted only in part, a proportionate amount of the Aggregate Subscription Price will be returned to the Subscriber without interest.

4.       CLOSING

The closing of the Offering (the "CLOSING") will be completed at the offices of Catalyst Corporate Finance Lawyers, Suite 1400, 1055 West Hastings Street, Vancouver, BC, V6E 2E9, at 9:00 a.m. (Vancouver time) (the "CLOSING TIME") on March 27, 2001 or such other place or date or time as the Company and the Lead Agent may mutually agree (the "CLOSING DATE"), provided that delivery of the signed Special Warrants and Special Compensation Options shall be made to Lead Agent's counsel, Fraser Milner Casgrain LLP, Suite 4100, 1 First Canadian Place, Toronto, Ontario M5X 1B2, at or prior to that time. If by the Closing Time, the terms and conditions contained in this Subscription Agreement and the Agency Agreement have been complied with to the satisfaction of the Agents or waived by them, the Agents will deliver to the Company all completed Subscription Agreements, and will deliver to or to the direction of the Company, the subscription funds against delivery by the Company of the Special Warrants and such other documentation as may be required. If by the Closing Time, the terms and conditions contained in this Subscription Agreement and the Agency Agreement have not been complied with to the satisfaction of the Agents or waived by them, any cheques or bank drafts delivered by the Subscriber to the Agents representing the purchase price for Special Warrants will be promptly returned to the Subscriber without interest.

5.       FACSIMILED SUBSCRIPTIONS

The Company and the Agents will be entitled to rely on delivery by facsimile of an executed copy of this Subscription Agreement, and acceptance by the Company of such facsimile copy will be legally effective to create a valid and binding agreement between you and the Company in accordance with the terms hereof.

6.       CONDITIONS OF CLOSING

The sale of the Special Warrants to the Subscriber is subject to the following conditions:

         (a) Payment of the "Aggregate Subscription Price", as defined on the face page hereof, shall be paid by you as soon as possible and in any event no later than 12:00 noon (Toronto time) on March 27, 2001. Payment must be made by certified cheque or bank draft in Canadian dollars drawn on a Canadian chartered bank or U.S. banking association payable to one of "Loewen, Ondaatje, McCutcheon Limited", "Acumen Capital Finance Partners Limited", "Paradigm Capital Inc." or payable in such other manner as may be specified by the Agents.

         (b) One completed and signed copy of this Subscription Agreement and one completed and signed Private Placement Questionnaire and Undertaking for The Toronto Stock Exchange must be delivered to Claudia Martins at Loewen, Ondaatje, McCutcheon Limited, Hazelton Lanes, East Tower, 55 Avenue Road, Suite 2250, Toronto, ON M5R 3L2, Tel (416) 964-4456, Fax (416)
                  964-4333, as soon as possible, and in any event, no later than 4:00 p.m. (Toronto time) on March 26, 2001.

         (c) If the Subscriber is an individual, the Subscriber must also complete, sign and deliver the Form 20A (IP) in the form annexed to this Subscription Agreement as SCHEDULE "B", as required by the British Columbia Securities Commission to Claudia Martins at Loewen, Ondaatje, McCutcheon Limited, Hazelton Lanes, East Tower, 55 Avenue Road, Suite 2250, Toronto, ON M5R 3L2, Tel (416) 964-4456, Fax (416) 964-4333,
                  as soon as possible, and in any event, no later than 4:00 pm (Toronto time) on March 26, 2001. The Form 20A(IP) is required to be delivered by the Agents to the Company at Closing.

         (d) All necessary regulatory approvals must be obtained prior to the Closing Date and all terms and conditions of this Subscription Agreement, the Agency Agreement and Special Warrant Indenture must be satisfied or waived on or prior to the Closing Date.

7.       AUTHORIZATION OF LEAD AGENT

The Subscriber irrevocably authorizes the Lead Agent, in its discretion, to act as its representative at the Closing, and hereby appoints the Lead Agent, with full power of substitution, as its true and lawful attorney with full power and authority in its place and stead:

         (a) to receive certificates for the Special Warrants, to execute in its name and on its behalf all closing receipts and required documents, to complete and correct any documents relating to the transactions contemplated by this Subscription Agreement that have been signed by the Subscriber and require completion or correction;

         (b) to extend such time periods and to waive, in whole or in part, any representations, warranties, covenants or conditions for the benefit of the Subscriber contained in this Subscription Agreement, the Agency Agreement or any ancillary or related document;

         (c) to terminate this Subscription Agreement if any condition precedent to the Offering is not satisfied, in such manner and on such terms and conditions as the Lead Agent may determine, acting reasonably; and

         (d) without limiting the generality of the foregoing, to negotiate, settle, execute, deliver and amend the Agency Agreement, Special Warrant Indenture and Warrant Indenture.

8.       PROSPECTUS EXEMPTION

The Subscriber, on its own behalf and (if applicable) on behalf of others for whom it is contracting hereunder, acknowledges and agrees that:

         (a) the Special Warrants are being offered on a "private placement" basis pursuant to an exemption under the 1933 ACT and applicable state securities laws ("U.S. SECURITIES ACTS") only to (i) "accredited investors" as defined in Section 2(15) of the U.S. Securities Acts and Rule 501 of Regulation D thereunder, and (ii) Qualified Institutional Buyers, as such term is defined in Rule 144A of the U.S. Securities Acts ("QUALIFIED INSTITUTIONAL BUYERS");

         (b) the sale and delivery of the Special Warrants to the Subscriber or, if applicable, to any others on whose behalf it is contracting hereunder, is conditional upon such sale being exempt from the prospectus filing and registration requirements of all applicable securities legislation, including statutes, regulations, national instruments, published rules, policies, blanket orders, rulings and stock exchanges (collectively, "APPLICABLE SECURITIES LAWS") relating to the sale of the Special Warrants;

         (c) the Special Warrants, Unit Shares, Warrants and Warrant Shares will be subject to resale restrictions under Applicable Securities Laws and are otherwise subject to the terms, conditions and provisions of the Agency Agreement and the Subscriber, on its own behalf and, if applicable, on behalf of others for whom it is contracting hereunder, agrees to comply with all Applicable Securities Laws concerning any resale of such Securities;

         (d) the Subscriber, and, if applicable, the others for whom it is contracting hereunder, have been advised to consult their own legal advisors with respect to applicable resale restrictions and that it (or others for whom it is contracting hereunder) is solely responsible and neither the Company nor the Agents are in any way responsible for compliance with applicable resale restrictions;

         (e) the Subscriber has not received, nor has it requested, nor does it have any need to receive, any prospectus, sales or advertising literature or any other document purporting to describe the business and affairs of the Company which has been prepared primarily for delivery to, and review by, a prospective purchaser in order to assist it in making an investment decision in respect of the Special Warrants and it has not become aware of any advertisement in printed public media, radio, television or telecommunications, including electronic display, or any other form of advertising or as part of a general solicitation with respect to the distribution of the Special Warrants;

         (f) in making its investment decision, the Subscriber, and, if applicable, the others for whom it is contracting hereunder, have relied solely upon publicly available information relating to the Company and not upon any verbal or written representation as to any fact or otherwise made by or on behalf of the Company, the

                  Agents or any employee, agent or affiliate thereof or any other person associated therewith, and it, and, if applicable, the others for whom it is contracting hereunder, agree that the Agents assume no responsibility or liability of any nature whatsoever for the accuracy, adequacy or completeness of the publicly available information;

         (g) the sale of the Special Warrants was not accompanied by any advertisement in printed media of general and regular paid circulation, radio, television or telecommunications, including electronic display;

         (h) in accepting this Agreement, the Agents and the Company are relying upon the representations of the Subscriber set out herein including, without limitation, in connection with determining the eligibility of the Subscriber or, if applicable, the eligibility of others on whose behalf the Subscriber is contracting hereunder to purchase Special Warrants under the Applicable Securities Laws. The Subscriber hereby agrees to notify the Company immediately of any change in any representation, warranty, covenant or other information relating to the Subscriber or the beneficial purchaser contained in this Agreement which takes place prior to the Closing Date; and

         (i) other than as provided for herein or in the Agency Agreement, no person has made any written or oral representations that any person will re-sell or re-purchase the Special Warrants, Unit Shares, Warrants or Warrant Shares; as to the future price or value of the Special Warrants, Unit Shares, Warrants or Warrant Shares; or that any person will refund the purchase price of the Special Warrants.

9.       SUBSCRIBER'S REPRESENTATIONS, WARRANTIES AND COVENANTS

                  By executing this Agreement, the Subscriber, on its own behalf and, if applicable, on behalf of others for whom the Subscriber is contracting hereunder, represents, warrants and covenants to the Agents and the Company (and acknowledges that each of them and their respective legal counsel, are relying thereon and that such representations, warranties and covenants shall survive the Closing Date) that:

         (a) by reason of the Subscriber's business or financial experience, the Subscriber has the capacity to protect its interests in connection with the purchase of the Special Warrants, and the Subscriber has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Company;

         (b) the Subscriber is purchasing the Special Warrants for its own account and for investment purposes only and has no present intention, or arrangement for the distribution, transfer, assignment or resale of the Special Warrants;

         (c) if the Subscriber is a corporation, the Subscriber is a valid and subsisting corporation, has the necessary corporate capacity and authority to execute and deliver this Agreement and to observe and perform its covenants and obligations hereunder and has taken all necessary corporate action in respect thereof. If the Subscriber is a limited liability company, partnership, syndicate or other form of unincorporated organization, the Subscriber has the necessary legal capacity and authority to execute and deliver this Agreement and to observe and perform its covenants and obligations hereunder and has obtained all necessary approvals in respect thereof. If the Subscriber is a natural person, he or she has attained the age of majority and is legally competent to execute this Agreement and to take all actions required pursuant thereto;

         (d) whether the Subscriber is a natural person or a corporation, partnership or other entity, upon acceptance by the Company and the Agents, this Agreement will have been duly executed and delivered and will constitute a legal, valid and binding contract of the Subscriber, and any beneficial purchaser for whom it is purchasing, enforceable against the Subscriber and any such beneficial purchaser in accordance with its terms;

         (e) as the Special Warrants, Unit Shares, Warrants and Warrant Shares are subject to resale restrictions under the Applicable Securities Laws and the U.S. Securities Acts, the Subscriber, or in the case of a purchase by the Subscriber acting as agent for a disclosed principal, each beneficial purchaser, shall comply with all Applicable Securities Laws and the U.S. Securities Acts concerning any resale of such Securities and shall consult with its own legal advisors with respect to such compliance;

         (f) the Subscriber will execute and deliver within the applicable time periods all documentation as may be required by any Applicable Securities Laws to permit the purchase of the Special Warrants on the terms herein set forth;

         (g) if required by any Applicable Securities Laws, the Subscriber will execute, deliver and file and otherwise assist the Company in filing reports, questionnaires, undertakings and other documents with respect to the issue of the Special Warrants;

         (h) the Subscriber is resident of, or otherwise subject to, the laws of the state set out in their address on the first page of this Subscription Agreement, which address is the residence or place of business of the Subscriber not created or used solely for the purpose of acquiring Special Warrants;

         (i) the Subscriber acknowledges that the Special Warrants, Unit Shares, Warrants and Warrant Shares have not been and will not be registered under the U.S. Securities Acts or any applicable state securities laws and that the contemplated sale is being made in reliance on Rule 144A to the U.S. Securities Acts to Qualified Institutional Buyers or a private placement exemption to accredited investors (as such term is defined in Rule 501 of Regulation D under the U.S. Securities Acts, "Accredited Investors") pursuant to Rule 506 of Regulation D under the U.S. Securities Acts;

         (j) the Subscriber (or, if applicable, each beneficial purchaser for whom it is purchasing): (i) is a Qualified Institutional Buyer (as defined in Rule 144A under the U.S. Securities Acts) and is acquiring the Special Warrants for its own account or for the account of a Qualified Institutional Buyer with respect to which it exercises sole investment discretion, and not with a view to any resale, distribution or other disposition of the Special Warrants in violation of United States federal and state securities laws, or (ii) an "accredited investor" within the meaning under Rule 501 of Regulation D under the U.S. Securities Acts;

         (k) the Subscriber is acquiring the Special Warrants for its own account and not with a view to any resale, distribution or other disposition of the Special Warrants, Unit Shares, Warrants or Warrant Shares in violation of the U.S. Securities Act or applicable U.S. state securities laws;

         (l) the Subscriber agrees that if it decides to offer, sell or otherwise transfer any of the Special Warrants, Unit Shares, Warrants or Warrant Shares, such Securities may be offered, sold or otherwise transferred only (i) to the Company, (ii) pursuant to an effective registration statement,, (iii) within the United States in accordance with the exemption from registration under the U.S. Securities Acts including pursuant to Rule 144 thereunder, if applicable, and in compliance with any applicable state securities laws or (iv) another exemption from registration under the U.S. Securities Acts and any applicable state securities laws;

         (m) the Subscriber understands and acknowledges that, upon the original issuance thereof, and until such time as the same is no longer required under applicable requirements of the U.S. Securities Acts or applicable state securities laws, the Special Warrants, Unit Shares, Warrants and Warrant Shares, as the case may be, will be "restricted securities" as defined in Rule 144(a)(3) under the U.S. Securities Acts and each certificate evidencing a Special Warrant, Unit Share or Warrant (and each Warrant Share issued prior to Registration Statement effectiveness) will bear the following legend until the applicable securities as represented by the certificate are sold pursuant to either (i) a registration statement with respect to such securities which is effective under the 1933 ACT, (ii) Rule 144 under the 1933 ACT, or (iii) in reliance upon Regulation S:

                           THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), NOR QUALIFIED UNDER OR PURSUANT TO THE SECURITIES OR "BLUE SKY" LAWS OF ANY STATE NOR UNDER OR PURSUANT TO THE SECURITIES LAWS OF ANY PROVINCE IN CANADA. SUCH SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED, EXCEPT PURSUANT TO (i) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER THE SECURITIES ACT, (ii) RULE 144 OR RULE 144A UNDER THE SECURITIES ACT, IF AVAILABLE, OR
                           (iii)

                           ANY OTHER EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND FROM QUALIFICATION UNDER ANY SECURITIES LAWS APPLICABLE IN CANADA, IF AVAILABLE, AND IN EACH CASE, IN COMPLIANCE WITH ANY APPLICABLE STATE OR PROVINCIAL SECURITIES LAWS.

                  and it also understands and acknowledges that upon the original issuance thereof, and until such time as the same is no longer required under applicable requirements of the U.S. Securities Acts or applicable state securities laws, all certificates representing the Unit Shares, Warrants and Warrant Shares, and all certificates issued in exchange or in substitution thereof, shall bear the foregoing legend.

                  If such securities are being sold under Rule 904 of Regulation S under the U.S. Securities Acts, any legend may be removed by providing a declaration to the Company, to the effect set out in the attached SCHEDULE "D" (or in such other form as the Company may prescribe from time to time); and provided, further, that, if any such securities are being sold under Rule 144 under the U.S. Securities Acts, the legend may be removed by delivery to the registrar and transfer agent and the Company of an opinion of counsel, of recognized standing reasonably satisfactory to the Company, that such legends are no longer required under applicable requirements of the U.S. Securities Acts or state securities laws;

                  The Subscriber understands and acknowledges that the Company may instruct its transfer agent not to record a transfer without first being notified by the Company that it is satisfied that such transfer is exempt from or not subject to registration under the U.S. Securities Acts;

         (n) the Subscriber understands that the Company and/or the Agents may be required by law or otherwise to disclose to regulatory authorities the Subscriber's identity and the identity of each beneficial purchaser of Special Warrants for whom the Subscriber may be acting, including without limitation, being listed as a "Selling Shareholder" in the Registration Statement and disclosing the number of Securities beneficially owned, and the Subscriber further agrees to fully cooperate with the Company and/or the Agents in this regard and to provide the identity of each beneficial purchaser of Special Warrants for whom the Subscriber may be acting, if required, to the Company and/or the Agents.

         (o) notwithstanding the foregoing, none of the Special Warrants or Warrants may be offered, sold, transferred, pledged, hypothecated or otherwise assigned, until the Registration Statement becomes effective, without the prior written consent of the Company and each certificate evidencing a Special Warrant or Warrant will bear the following legend until either
                  (A) the Registration Statement becomes effective or (B) the Special Warrant is sold pursuant to a transaction that is one
                  (1) year or greater subsequent to the Closing of the Offering, in accordance with either (i) a registration statement with respect to such securities which is effective under the 1933 ACT, (ii) Rule 144A under the 1933 ACT, or (iii) in reliance upon Regulation S and in compliance with Applicable Securities
                  Laws:

                           THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER SET FORTH IN THE SUBSCRIPTION AGREEMENT BETWEEN VOICE MOBILITY INTERNATIONAL, INC. (THE "COMPANY") AND THE PURCHASE, AND SPECIAL WARRANT INDENTURE AMONG THE COMPANY AND THE TRUSTEE, AND SPECIFICALLY MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED, PRIOR TO EFFECTIVENESS OF A REGISTRATION STATEMENT UNDER THE 1933 ACT, EXCEPT WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY.

         (p) upon acceptance by the Company and the Agents, this Subscription Agreement will not violate or conflict with the terms of any restriction, agreement or undertaking respecting purchasers of securities by the Subscriber and any such beneficial purchaser;

         (q) the Subscriber acknowledges that the Subscriber has had access to such financial and other information and has had the opportunity to ask questions of and receive answers from the Company as the Subscriber has deemed necessary in connection with the Subscriber's decision to purchase the Special Warrants;

         (r) it is responsible for obtaining such legal advice as it considers necessary in connection with the execution, delivery and performance by it of this Subscription Agreement and the transactions contemplated hereunder and it represents and warrants that such execution, delivery and performance shall not contravene any applicable laws of the jurisdiction in which it is resident;

         (s) the legal counsel retained by the Agents (the "AGENTS' COUNSEL") are acting as counsel to the Agents and not as counsel to the Subscriber. The relationship of Agents' Counsel with the Subscriber is limited solely to the provision of customary commercial legal opinions at the Closing Time and to responding to any questions which the Subscriber may have regarding the terms of the documents to be delivered in connection with this Special Warrant transaction;

         (t) in the case of a purchase by it of Special Warrants as principal, this Subscription Agreement has been duly and validly authorized, executed and delivered by and constitutes a legal, valid, binding and enforceable obligation of the Subscriber;

         (u) in the case of a purchase by it of Special Warrants acting as a trustee or agent for a disclosed or undisclosed principal or identified by account number only, it is duly authorized to execute and deliver this Subscription Agreement and all other necessary documentation in connection with such purchase on behalf of such principal and this Subscription Agreement has been duly authorized, executed and delivered by or on behalf of, and constitutes a legal, valid, binding and enforceable agreement of, such principal;

         (v) it has such knowledge and experience in financial and business affairs as to be capable of evaluating the merits and risks of its investment hereunder and it, or, where it is not purchasing as principal, each beneficial purchaser, is able to bear the economic risk of loss of such investment;

         (w) it is responsible for obtaining legal advice as to and will comply in all respects with the prospectus delivery requirements under Applicable Securities Laws in connection with any sale by the Subscriber of the Unit Shares, the Warrants and the Warrant Shares;

         (x) in connection with its obligations under Section 11(a) of this Subscription Agreement, the Company may require the Subscriber to furnish to the Company such information regarding Subscriber and the distribution of the securities covered by the Registration Statement (the "Registrable Shares") as the Company may from time to time reasonably request in writing and such other information as may be legally required in connection with such registration. The Subscriber agrees, by its acquisition of Registrable Shares and acceptance of the benefits provided to it hereunder, to furnish promptly to the Company all information required to be disclosed in order to make any previously furnished information not materially misleading. The Subscriber agrees that upon receipt of any notice from the Company of the happening of any event of the kind described herein requiring the cessation of the distribution of a prospectus or the distribution of a supplemented or amended prospectus, the Subscriber will forthwith discontinue disposition of Registrable Shares pursuant to the Registration Statement covering such Registrable Shares until the Subscriber's receipt of the copies of the supplemented or amended prospectus, or until it is advised in writing by the Company that the use of the prospectus may be resumed, and, if so directed by the Company, the Subscriber will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in the Subscriber's possession, of the prospectus covering such Registrable Shares current at the time of receipt of such notice. Except as set forth below, the Company agrees to indemnify and hold harmless the Subscriber, and each of its directors, officers, employees, agents, and each person, if any, who controls the Subscriber within the meaning of the 1933 ACT, against any losses, claims, damages, or liabilities to which such indemnified person may become subject under the 1933 ACT or otherwise, insofar as such losses, claims, damages, or liabilities arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in said Registration Statement, or any preliminary prospectus, final prospectus, or amendment or supplement related thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading. The Subscriber agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement, employees, agents and each person, if any, who controls the Company within the meaning of the 1933 ACT against any losses, claims, damages or liabilities to which such indemnified person may become subject, under the 1933 ACT or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in said Registration Statement, or any preliminary prospectus, final prospectus, or amendment or supplement related thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in each case, to the extent, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in said registration statement, said preliminary prospectus, said final prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished by Subscriber specifically for use in the preparation thereof, and provided further that the Subscriber's liability pursuant to this paragraph 9(x) shall be limited to the amount of the Subscriber's investment in the Company as reflected in the Registration Statement;

         (y) the Subscriber acknowledges that it has been advised that as a "selling shareholder" under the Registration Statement, Subscriber might be deemed to be an underwriter within the meaning of Section 2(11) of the 1933 ACT and any profit on the resale of the securities might be deemed to be underwriting discounts and commissions under the 1933 ACT; and

         (z) the Subscriber acknowledges and agrees that in addition to any other applicable laws or regulations, as a "selling shareholder" under the Registration Statement, it will comply with regulations relating to distributions by selling shareholders, including Regulation M under the SECURITIES EXCHANGE ACT OF 1934 (the "1934 ACT"). Regulation M prohibits selling shareholders from offering to purchase and purchasing the common stock of the Company at certain periods of time surrounding their sales of securities under the Registration Statement. Regulation M attempts to prevent selling shareholders who are engaged in a distribution from manipulating the market. In addition, Subscriber acknowledges some U.S. States may require that registration, exemption from registration or notification requirements be met before selling shareholders may sell their common stock. Some states may also require selling shareholders to sell their common stock only through broker-dealers.

         (aa) the Subscriber is purchasing the Special Warrants as principal for its own account, and not for the benefit of any other person or company and not with a view to the resale or distribution of all or any of the Special Warrants, and this Subscription Agreement has been authorized, executed and delivered by the Subscriber, and constitutes a legal, valid and binding agreement of the Subscriber and the Subscriber is purchasing a sufficient number of Special Warrants such that the aggregate acquisition cost to the Subscriber of such Special Warrants is not less than $97,000.

         (bb) if the Subscriber has been created or is being used primarily to permit the purchase of the Special Warrants without a prospectus, and it is a partnership, syndicate, unincorporated organization, trust, company, fund or association or any other organized group of persons, the share or portion of each member or partner of the partnership, syndicate or unincorporated organization, or each beneficiary of the trust, or each shareholder or member of the company, fund or association or other organized group of persons, as the case may be, of the aggregate acquisition cost of the Special Warrants is not less than $97,000.

         (cc) subject to paragraph 9(bb) hereof, the Subscriber has not been created or is not being used primarily to permit the purchase of the Special Warrants without a prospectus.

         (dd) the Subscriber is purchasing the Special Warrants for investment only and not with a view to resale or distribution and it will not resell or otherwise transfer or dispose of the Special Warrants prior to the receipt for the Prospectus except in accordance with the provisions of Applicable Securities Laws.

         (ee) the Subscriber will execute and deliver no later than 4:00 p.m. (Toronto time) on March 26, 2001, all documentation as may be required by all Applicable Securities Laws to permit the purchase of the Special Warrants hereunder on the terms as set forth herein, including without limitation if the Subscriber is an individual, the Form 20A (IP) in the form attached as SCHEDULE "B", as required by the British Columbia Securities Commission.

The Subscriber, on its own behalf and, if applicable, on behalf of others for whom it is contracting hereunder, agrees that the above representations, warranties and covenants will be true and correct both as of the execution of this Subscription Agreement and as of the Closing Date and will survive the completion of the issuance of the Special Warrants.

The Subscriber acknowledges on its own behalf, and if applicable, on behalf of others it is contracting for hereunder that the foregoing representations and warranties are made by it with the intent that they may be relied upon by the Agents and the Company in determining its eligibility or, if applicable, the eligibility of others on whose behalf it is contracting hereunder to purchase the Special Warrants under relevant securities legislation. The Subscriber agrees to indemnify the Agents and the Company against all losses, claims, costs, expenses and damages or liabilities which any of them may suffer or incur caused or arising from reliance thereon. The Subscriber on its own behalf, and if applicable, on behalf of others it is contracting for hereunder further agrees that by accepting delivery of the Special Warrants on the Closing Date, it shall be representing and warranting that the foregoing representations and warranties are true as at the Closing Date with the same force and effect as if they had been made by the Subscriber on its own behalf, and if applicable, on behalf of others it is contracting for hereunder, at the time of closing on the Closing Date and that they shall survive the purchase by it of the Special Warrants and shall continue in full force and effect notwithstanding any subsequent disposition by it of the Special Warrants, Unit Shares, Warrants or Warrant Shares.

10.      COMPANY'S REPRESENTATIONS AND WARRANTIES

Except as disclosed in writing to the Agents prior to the Closing, the Company represents and warrants to the Subscriber (which representations and warranties shall survive for a period of two (2) years following the Closing) as follows:

         (a) ORGANIZATION AND STANDING. The Company is a corporation duly organized and validly existing under the laws of the State of Nevada and is in good standing under such laws. The Company has the requisite corporate power and authority to own and operate its properties and assets and to carry on its business as currently conducted and as proposed to be conducted.

         (b) CORPORATE POWER. The Company will have at the Closing Date all requisite legal and corporate power and authority to execute and deliver this Subscription Agreement, to sell and issue the Special Warrants, and to carry out and perform its obligations under the terms of this Subscription Agreement.

         (c) AUTHORIZATION. All corporate action on the part of the Company, its directors, and its shareholders necessary for the authorization, execution, delivery, and performance of this Subscription Agreement, the Special Warrant Indenture and the Share Warrant Indenture (collectively, the "Transaction Documents") by the Company will be taken prior to the Closing. The Transaction Documents, when executed and delivered by the Company, will, to the best of the Company's knowledge, constitute valid and binding obligations of the Company enforceable in accordance with their respective terms. The Unit Shares issuable on exercise of the Special Warrants have been or will be prior to the Closing allotted and, when issued, will be validly issued, fully paid and non-assessable.

         (d) NO CONFLICT. The issuance and sale of the Special Warrants by the Company does not and will not conflict with and does not and will not result in a breach of any of the terms, conditions or provisions of its constating documents or any material agreement or material instrument to which the Company is a party.

         (e) NO ACTIONS, SUITS OR PROCEEDINGS. As at the Closing Date, the Company is not a party to any actions, suits or proceedings which could reasonably be expected to materially affect its business or financial condition, and to the best of the Company's knowledge no such actions, suits or proceedings are contemplated or have been threatened.

         (f) NO JUDGMENTS. As at the Closing Date, there are no judgments against the Company which are unsatisfied, nor are there any consent decrees or injunctions to which the Company is subject.

         (g) NO DEFAULT. As at the Closing Date, the Company is in all material respects, conducting its current activities in compliance with all applicable laws, rules and regulations of the SECURITIES ACT (British Columbia), the SECURITIES ACT (Alberta), the SECURITIES ACT (Ontario), the 1933 ACT or the 1934 ACT.

         (h) NO ORDER. No order ceasing or suspending trading in securities of the Company nor prohibiting the sale of such securities has been issued and remains outstanding against the Company or its directors, officers or promoters and no investigations or proceedings for such purposes are pending or threatened.

11.      COMPANY'S COVENANTS

The Company hereby covenants and agrees and, in the Agency Agreement and/or the Special Warrant Indenture, the Company will covenant and agree as follows:

         (a) to use its commercially reasonable best efforts (i) to cause a Registration Statement to be filed and prosecuted to effectiveness, (ii) to cause the preliminary prospectus of the Company relating to the distribution of the Unit Shares and Warrants (the "PRELIMINARY PROSPECTUS") to be filed and (iii) to obtain receipts for the final Prospectus, as expeditiously as reasonably practicable after the Closing Date, in each case in form and substance satisfactory to the Company and the Agents, acting reasonably;

         (b) to use its reasonable best efforts to promptly comply with all filing and other requirements under all Applicable Securities Laws, including, where required by the Agency Agreement or any Applicable Securities Laws, the filing of amendments to the Preliminary Prospectus and Prospectus in each of the Canadian Jurisdictions; and

         (c) to use its commercially reasonable best efforts to maintain its status as a reporting issuer (or analogous entity) under the Applicable Securities Laws of such provinces in which it becomes a reporting issuer (or analogous entity) as a result of filing the Prospectus as required under the Agency Agreement and to continue to be in compliance with its obligations thereunder, without default, for a period of at least one year from the date of the filing of the Prospectus in each Canadian Jurisdiction.

In addition, the covenants of and terms applicable to the Company described in the Agency Agreement are hereby incorporated into this section as additional covenants of the Company.

12.      RESALE RESTRICTIONS

The Subscriber, on its own behalf and, if applicable, on behalf of others for whom it is contracting hereunder, understands and acknowledges that the Special Warrants, Unit Shares, Warrants and Warrant Shares will be subject to certain resale restrictions under the Applicable Securities Laws (including United States federal and state securities laws) and the Subscriber, on its own behalf and, if applicable, on behalf of others for whom it is contracting hereunder, agrees to comply with such restrictions. The Subscriber understands and acknowledges that the resale of the Unit Shares and the Warrants and the issuance of the Warrant Shares has not yet been registered with the SEC and accordingly is restricted in the U.S. The Subscriber further understands and acknowledges that the Company is not currently a "reporting issuer" in any Canadian jurisdiction and that holders of securities of the Company may not be able to sell such securities for an indefinite period of time without the Prospectus being filed and a receipt obtained therefor. Subscribers are advised to consult their own legal advisors in this regard. The Subscriber, on its own behalf and, if applicable, on behalf of others for whom it is contracting hereunder, also acknowledges that it has been advised to consult its own legal advisors with respect to applicable resale restrictions and that it is solely responsible for complying with such restrictions (and neither the Company nor the Agents are in any manner responsible for ensuring compliance by the Subscriber with such restrictions).

13.      RELIANCE UPON REPRESENTATIONS AND WARRANTIES

The Subscriber acknowledges that the representations and warranties contained in this Subscription Agreement are made by it with the intent that they may be relied upon by the Company in determining the Subscriber's eligibility to purchase the Special Warrants, and the Subscriber hereby agrees to indemnify the Company and its directors, officers, employees and agents against all losses, claims, costs, expenses and damages or liabilities that they may suffer or incur caused or arising from their reliance thereon. The foregoing representations and warranties survive the purchase by the Subscriber of the Special Warrants and continue in full force and effect as set forth in section 14.

14.      SURVIVAL

This Subscription Agreement, including without limitation the representations, warranties and covenants contained herein, survives and continues in full force and effect and is binding upon the Subscriber for a period of three years, notwithstanding the completion of the purchase of the Special Warrants by the Subscriber, the completion of the issue of the Special Warrants by the Company and any subsequent disposition by the Subscriber of the Securities.

15.      CONTRACTUAL RIGHTS OF ACTION

By its acceptance of this Subscription Agreement, the Company grants to each Subscriber the contractual right of action for rescission in the form set out in SCHEDULE "C" and the Subscriber agrees to assign and explicitly extend the benefit of such right (but without liability to a purchaser) to any permitted assignee or transferor of the Special Warrants. The above rights are in addition to any other rights or remedies available to the Special Warrant holder under section 130 of the SECURITIES ACT (Ontario), equivalent provisions of the securities legislation of any other province of Canada in which purchasers of Special Warrants are resident and otherwise at law, and are subject to the defences described under such legislation. The Subscriber expressly waives and releases the Company, to the fullest extent permitted by law, from all rights of withdrawal to which the Subscriber might otherwise be entitled pursuant to subsection 71(2) of the SECURITIES ACT (Ontario) and equivalent provisions of the securities legislation of any other province of Canada.

16.      COMMISSION TO THE AGENTS

You understand that upon completion of the sale by the Company of the Special Warrants, the Lead Agent, on behalf of the Agents, will receive from the Company on the Closing Date a cash commission (the "Commission") equal to 7% of the gross proceeds from the Offering.

In addition, subject to regulatory approval, the Company will grant to the Agents a special compensation option (the "Special Compensation Option") exercisable for a compensation option (the "Compensation Option") which, upon exercise will entitle the Agents to purchase the number of Units equal to 10% of the total number of Special Warrants sold at a price per Unit that is equal to the Issue Price of each Special Warrant, for a period of two years from the Closing Date.

17.      COSTS

You acknowledge and agree that, except as specified in the Agency Agreement, all costs and expenses incurred by you (including any fees and disbursements of any special counsel retained by you) relating to the purchase of the Special Warrants by you shall be borne by you.

18.      ASSIGNMENT

None of the parties to this Subscription Agreement may assign any rights or benefits under this Subscription Agreement, including the benefit of any representation, warranty or covenant, without the prior written consent of the other parties.

19.      ENUREMENT

This Subscription Agreement enures to the benefit of and is binding upon the parties and their respective heirs, executors, administrators and other legal representatives, successors (including any successor by reason of amalgamation or statutory arrangement of any party) and permitted assigns.

20.      ENTIRE AGREEMENT

This Subscription Agreement constitutes the entire agreement of the parties relating to the subject matter hereof and there are no representations, covenants or other agreements relating to the subject matter hereof except as stated or referred to in this Subscription Agreement.

21.      LANGUAGE

The undersigned hereby acknowledges that it has consented and requested that all documents evidencing or relating in any way to the sale of the Special Warrants be drawn up in the English language only. Nous, soussignes, reconnaissons par les presentes avoir consenti et demande que tous les documents faisant foi ou se rapportant de quelque maniere a la vente de ces actions soient rediges en anglais seulement.

22.      TIME OF ESSENCE

Time is of the essence of this Subscription Agreement.

23.      COUNTERPARTS, ETC.

This Subscription Agreement may be executed in several counterparts, each of which when so executed is deemed to be an original and such counterparts together constitute one and the same instrument. Counterparts may be executed either in original or faxed form and the parties adopt any signatures received by a receiving fax machine as original signatures of the parties.

24.      EFFECT OF HEADINGS

The section and paragraph headings herein are for convenience only and do not affect the construction hereof.

25.      SEVERABILITY

The invalidity or enforceability of any provisions hereof in no way affect the validity or enforceability of any other provision.

26.      GOVERNING LAW

This Subscription Agreement is governed by the laws of the Province of British Columbia and the laws of Canada applicable therein. The Subscriber irrevocably attorns to the non-exclusive jurisdiction of the court of the Province of British Columbia.

27.      CURRENCY

All references in this Agreement to currency amounts are indicated in terms of Canadian dollars.

                                  SCHEDULE "A"
                       VOICE MOBILITY INTERNATIONAL, INC.

                                   TERM SHEET



THE ISSUER:                    Voice Mobility International, Inc. (the "Company").

OFFERING:                      Special Warrants at a price of Cdn.$2.00 per Special Warrant (the "Issue  Price") for aggregate gross proceeds of up to Cdn.$15,000,000.

TERMS OF SPECIAL WARRANTS:     Each Special Warrant is exercisable, without payment of additional consideration, into one
                               Unit of the Company (a "Unit"). Each Unit consists of one Common Share (a "Unit Share") and one-half Warrant of the Company. Each whole Warrant (a "Warrant") entitles the holder to acquire one Common Share (a "Warrant Share") at a price of Cdn.$2.25 at any time on or before a date which is two years from the Closing Date. The Units, Unit Shares, Warrants and Warrant
                               Shares are collectively referred to as the "Underlying Securities").

MINIMUM SUBSCRIPTION           75,000 Special Warrants (Cdn.$150,000) in the Province of Ontario and such other minimum number of Special Warrants as is prescribed by securities legislation in other Qualifying Jurisdictions.

CLOSING DATE:                  March 27, 2001, or such other date as is agreed upon by the Lead Agent and the (the "Closing Date").

QUALIFYING JURISDICTIONS:      Ontario, British Columbia, Alberta, the United States of America (and such other jurisdictions as are agreed upon by the Company and the Lead Agent).

SPECIAL WARRANTS:              The Special Warrants will be issued pursuant to a special warrant indenture containing standard anti-dilution protections (including in the case of dividends paid in the ordinary course), which protections will be operative from the Closing Date. The Special Warrants are exercisable by the holders thereof at any time after their issuance and, if not previously exercised or repurchased, will be deemed to be exercised immediately prior to 4:30 p.m. (Toronto time) on the business day
                               (the "Qualification Deadline") which is the latest of: (i) the date a registration statement with regard to the resale of the Special Warrants, Unit Shares and Warrants and the issuance of the
                               Warrant Shares is declared effective by the United States Securities and Exchange Commission under the UNITED STATES SECURITIES ACT OF 1933, as amended, and (ii) the date a receipt is issued by the last of the securities regulatory authorities in each of the jurisdictions in Canada set out as
                               Qualifying Jurisdictions in the Term Sheet where purchasers of Special Warrants are resident as at the Closing Date for a final prospectus qualifying the issuance of the Unit Shares and the
                               Warrants for distribution in the Canadian Jurisdictions; and (iii) the day preceding the date the listing of the Company's common shares on The Toronto Stock Exchange becomes effective, being the time its common shares are posted for trading.

ESCROW:                        The net proceeds (gross proceeds less Agents' fees and expenses) from the sale of the Special
                               Warrants will be deposited in escrow with a trust company mutually agreeable to the Company and the
                               Lead Agent, to be released to the Company on the exercise or deemed exercise of the Special
                               Warrants, provided that certain subscribers ("Non-Escrowed Subscribers") may agree to permit the release of their subscription proceeds to the Company on the Closing Date. The subscription proceeds from the balance of the Subscribers ("Escrowed Subscribers") shall be held in escrow as provided above. Notwithstanding the above, net proceeds that are required to be deposited in escrow for the purpose of obtaining approval to list the Company's common shares on The Toronto Stock Exchange shall not be released to the Company on the Closing Date, but shall be deposited in escrow as provided above.


EXCHANGE, PENALTY AND
REPURCHASE PROVISIONS:        The Company will use its best efforts to file a prospectus qualifying the Unit Shares and Warrants to be issued in exchange for the Special Warrants in Ontario (and such other provinces as may be agreed to by the Company and the Lead Agent) as soon as practicable after the Closing Date. If the
                              Qualification Deadline has not occurred on or prior to the date that is 120 days following the
                              Closing Date or such later date as may be determined at the sole discretion of the Lead Agent, each
                              Special Warrant will be exercisable for 1.1 Units. The Company will continue to use all reasonable commercial efforts to obtain a receipt for the prospectus after 120 days after the Closing Date.

                               In the event a TSE listing of the Company's Common Shares has not been achieved prior to the date six (6) months following the Closing Date, the Escrowed Subscribers shall be entitled, at their option (the "Repurchase Option"), until the Time of Expiry, to require the Company to repurchase their Special Warrants from legally available funds at the Issue Price plus accrued interest.

LEAD AGENT:                    Loewen, Ondaatje, McCutcheon Limited

CO-AGENTS:                     Acumen Capital Partners Limited
                               Paradigm Capital Inc.

AGENTS' COMMISSION:            The Agents will be paid at the closing of the sale of Special Warrants a commission of 7% of the gross proceeds of this Offering, which commission and the expenses of the Agents (including the fees of the Agents' legal counsel) will be fully paid in cash on the Closing Date out of the proceeds of the Offering. In addition, the Agents shall receive a Special Compensation Option, exercisable for a Compensation Option which, in the aggregate, upon exercise will entitle the Agents to purchase for a period of two years from the Closing Date the number of Units that is equal to 10% of the number of Special Warrants sold, at a price per Unit that is equal to the issue price of each Special
                               Warrant. The terms of the commission, the Special Compensation Option and the Compensation Option
                               shall be subject to regulatory approval.

SUBSCRIPTION:                  Persons wishing to subscribe for Special Warrants must complete and sign a Subscription Form and deliver a cheque to the Lead Agent not later than one business day prior to the Closing Date.

USE OF PROCEEDS:               The proceeds from the sale of the Special Warrants will be expended by the Company to finance its growth strategy. Specifically, the proceeds will be allocated to sales and marketing, research and development, working capital purposes and potential acquisitions.

RESALE RESTRICTIONS:           The Special Warrants will be issued pursuant to exemptions from prospectus requirements of applicable securities legislation and will be subject to resale restrictions under that legislation.

                               If the Company is unable to obtain a receipt for a final prospectus in any Qualifying Jurisdiction and an effective Registration Statement, the Underlying Securities will be subject to statutory hold periods during which time these securities may not be resold in such Qualifying Jurisdictions.

                               In addition, if any Special Warrants are exercised prior to the issuance of receipts for a final prospectus and/or an effective Registration Statement by the securities commissions in any of the
                               Qualifying Jurisdictions, the Underlying Securities will be subject to statutory restrictions on resale.

                               The Company intends to file a prospectus to qualify the Underlying Securities only in the Qualifying
                               Jurisdictions. Accordingly, the Underlying Securities that are acquired outside of the Qualifying
                               Jurisdictions may be subject to resale restrictions.


                               The Special Warrants are not transferable without the prior written consent of the Company. This restriction shall not, however, restrict the exercise of the Special Warrants for the Units. Absent an effective Registration Statement, the Warrants are not transferable without the prior written consent of the Company.

FOREIGN SALES:                 The Special Warrants may be sold outside of Canada pursuant to applicable exemptions.

                                  SCHEDULE "B"
                                  FORM 20A (IP)

                        SECURITIES ACT (BRITISH COLUMBIA)

ACKNOWLEDGEMENT OF INDIVIDUAL PURCHASER

1. I have agreed to purchase from Voice Mobility International, Inc. (the "Issuer")

                                            Special Warrants (the "Securities")
         ---------------------------------- of the Issuer.
           [number of Special Warrants]

2. I am purchasing the Securities as principal and, on closing of the agreement of purchase and sale, I will be the beneficial owner of the Securities.

3. I [circle one] have/have not received an offering memorandum describing the Issuer and the Securities.

4.       I acknowledge that:

         (a) no securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities, AND

         (b) there is no government or other insurance covering the Securities, AND

         (c)      I may lose all of my investment, AND

         (d) there are restrictions on my ability to resell the Securities and it is my responsibility to find out what those restrictions are and to comply with them before selling the Securities, AND

         (e) I WILL NOT receive a prospectus that the BRITISH COLUMBIA SECURITIES ACT (the "Act") would otherwise require be given to me because the Issuer has advised me that it is relying on a prospectus exemption, AND

         (f) because I am not purchasing the Securities under a prospectus, I will not have the civil remedies that would otherwise be available to me, AND

         (g) the Issuer has advised me that it is using an exemption from the requirement to sell through a dealer registered under the Act, except purchases referred to in paragraph 5(g), and as a result I do not have the benefit of any protection that might have been available to me by having a dealer act on my behalf.

5.       I also acknowledge that: [CIRCLE ONE]

         (a) I am purchasing Securities that have an aggregate acquisition cost of $97,000 or more, OR

         (b) my net worth, or my net worth jointly with my spouse at the date of the agreement of purchase and sale of the securities, is not less than $400,000, OR

         (c) my annual net income before tax is not less than $75,000, or my annual net income before tax jointly with my spouse is not less than $125,000, in each of the two most recent calendar years, and I reasonably expect to have annual net income before tax of not less than $75,000 or annual net income before tax jointly with my spouse of not less than $125,000 in the current calendar year, OR

         (d)      I am registered under the Act, OR

         (e) I am a spouse, parent, brother, sister or child of a senior officer or director of the Issuer, or of an affiliate of the Issuer, OR

         (f) I am a close personal friend of a senior officer or director of the Issuer, or of an affiliate of the Issuer, OR

         (g) I am purchasing securities under section 128(c) ($25,000 - registrant required) of the Rules, and I have spoken to a person [NAME OF REGISTERED PERSON:] --------------------------
                  (the "Registered Person") who has advised me that the Registered Person is registered to trade or advise in the Securities and that the purchase of the Securities is a suitable investment for me.

6. If I am an individual referred to in paragraph 5(b), 5(c), or 5(d), I acknowledge that, on the basis of information about the Securities furnished by the Issuer, I am able to evaluate the risks and merits of the Securities because: [CIRCLE ONE]

         (a)      of my financial, business or investment experience, OR

         (b)      I have received advice from a person [NAME OF ADVISER:]

                                            (the "Adviser") who has advised me
                  -------------------------
                  that the Adviser is:

                  (i) registered to advise, or exempted from the requirement to be registered to advise, in respect of the Securities, and

                  (ii) not an insider of, or in a special relationship with, the Issuer.

The statements made in this report are true.

DATED                   , 2001.           --------------------------------------
      ------------------                       Signature of Purchaser


                                          --------------------------------------
                                                  Name of Purchaser

                                          --------------------------------------

                                          --------------------------------------
                                                 Address of Purchaser

                                  SCHEDULE "C"

                   CONTRACTUAL RIGHT OF ACTION FOR RESCISSION

(1) In the event that a holder of Special Warrants, who acquires Unit Shares and Warrants of the Company upon the exercise of the Special Warrants, is or becomes entitled under Applicable Securities Laws to the remedy of rescission by reason of the Prospectus qualifying the distribution of the Unit Shares and Warrants on exercise of the Special Warrants, or any amendment thereto, containing a misrepresentation, the Subscriber is entitled to rescission not only of the Subscriber's exercise of its Special Warrants but also of the private placement transaction pursuant to which the Special Warrants were initially acquired, and is entitled in connection with such rescission to a full refund of all consideration paid to the Company on the acquisition of the Special Warrants. The provisions hereof are a direct contractual right extended by the Company alone (but specifically not by the directors or officers of the Company or by the Agent) to holders of Special Warrants, permitted assignees of such holders and to holders of Unit Shares and Warrants acquired by such holders on exercise of the Special Warrants, and are in addition to any other right or remedy available to a holder of Special Warrants under section 130 of the SECURITIES ACT (Ontario), equivalent provisions of the securities legislation of any other province of Canada in which Special Warrant purchasers are resident, or otherwise at law, and are subject to the provisions of section (2) below, and the defences, limitations and other provisions described under the Applicable Securities Laws or otherwise available.

(2) No action may be commenced to enforce the foregoing rights of action for rescission more than 180 days after the Closing Date.

(3) The Company agrees that the benefit of the covenant contained in section (1) above is deemed to pass with any permitted and lawful assignment or transfer of Special Warrants in accordance with the Special Warrant Indenture and the Subscriber agrees to extend explicitly the benefit of such covenant (but without liability to the Subscriber) to any permitted and lawful assignee or transferee of Special Warrants registered in the name of the Subscriber.

(4) All capitalized terms in this Schedule that are defined in the Subscription Agreement between the Subscriber and the Company have the meanings given to them in the Subscription Agreement.

                                  SCHEDULE "D"

                    FORM OF DECLARATION FOR REMOVAL OF LEGEND


TO:      VOICE MOBILITY INTERNATIONAL, INC.

         The undersigned (a) acknowledges that the sale of the securities of Voice Mobility International, Inc. (the "Company") to which this declaration relates is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the "1933 Act") and (b) certifies that (1) it is not an affiliate of the Company (as defined in Rule 405 under the 1933 Act), (2) the offer of such securities was not made to a person in the United States and either (A) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believe that the buyer was outside the United States, or (B) the transaction was executed on or through the facilities of The Toronto Stock Exchange or any other designated offshore securities market, as defined in Regulation S, and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States, (3) neither the seller nor any affiliate of the seller nor any person acting on any of their behalf has engaged or will engage in any directed selling efforts in the United States in connection with the offer and sale of such securities, (4) the sale is BONA FIDE and not for the purpose of "washing off" the resale restrictions imposed because the securities are "restricted securities" (as such term is defined in Rule 144(a)(3) under the 1933 Act), (5) the seller does not intend to replace the securities sold in reliance on Rule 904 of the 1933 Act with fungible unrestricted securities and (6) the contemplated sale is not a transaction, or part of a series of transactions which, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the 1933 Act. Terms used herein have the meanings given to them by Regulation S.


Dated:                               By:
                                        ----------------------------------------

                                     Name:
                                          --------------------------------------

                                     Title:
                                           -------------------------------------

                   SUBSCRIPTION AGREEMENT FOR SPECIAL WARRANTS
                (FOR ESCROWED CANADIAN AND NON-U.S. SUBSCRIBERS)
                         (THE "SUBSCRIPTION AGREEMENT")

 THE SECURITIES SUBSCRIBED FOR HEREIN HAVE NOT BEEN AND WILL NOT BE REGISTERED
     UNDER THE UNITED STATES SECURITIES ACT OF 1933 AND, SUBJECT TO CERTAIN EXCEPTIONS, MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO A U.S. PERSON

To:     VOICE MOBILITY INTERNATIONAL, INC.

And to: Loewen, Ondaatje, McCutcheon Limited, Acumen Capital Finance Partners
        Limited and Paradigm Capital Inc.

ONE COMPLETED AND ORIGINALLY EXECUTED COPY OF THIS SUBSCRIPTION AGREEMENT AND APPLICABLE SCHEDULES MUST BE DELIVERED IN ACCORDANCE WITH SECTION 6 OF THIS SUBSCRIPTION AGREEMENT AS SOON AS POSSIBLE, AND, IN ANY EVENT, NO LATER THAN 4:00 P.M. (TORONTO TIME) ON MARCH 26, 2001 TO:

         ATTENTION: CLAUDIA MARTINS, LOEWEN, ONDAATJE, MCCUTCHEON LIMITED,
                    HAZELTON LANES, EAST TOWER
                    55 AVENUE ROAD, SUITE 2250, TORONTO, ON M5R 3L2,
                    TEL (416) 964-4456, FAX (416) 964-4333

The undersigned (the "Subscriber" or "you") hereby confirms its irrevocable subscription for and offer to purchase from Voice Mobility International, Inc. ("Voice Mobility" or the "Company") that number of special warrants of the Company (the "Special Warrants") set out below, at a price of Cdn$2.00 per Special Warrant (the "Issue Price"), pursuant to the terms and conditions of this Subscription Agreement and in accordance with the Agency Agreement (as defined below). The Subscriber agrees to be bound by the terms of this Subscription Agreement and, without limitation, agrees that the Company and the Agents (as defined below) may rely upon its covenants, representations and warranties.

____________________________________________________________  _________________________________________________________________

                                                               NUMBER OF SPECIAL WARRANTS:
------------------------------------------------------
(Name of Subscriber - please print)
Account Reference:                                             AGGREGATE SUBSCRIPTION PRICE: $
                  ------------------------------------                                        ---------------------------------
                                                                                            (the "Aggregate Subscription Price")

                                                               The Subscribers proceeds are to be deposited in escrow pending
By:                                                            a listing of the Company's common shares on The Toronto Stock
   --------------------------------------------------          Exchange (the "Escrow Subscribers").
Authorized Signature
                                                               _________________________________________________________________

                                                               _________________________________________________________________

                                                               IF THE SUBSCRIBER IS SIGNING AS AGENT FOR A PRINCIPAL (BENEFICIAL
                                                               PURCHASER) AND IS NOT A TRUST COMPANY OR A PORTFOLIO MANAGER
-----------------------------------------------------          PURCHASING AS TRUSTEE OR AGENT FOR ACCOUNTS FULLY MANAGED BY
(Official Capacity or Title - please print)                    IT, COMPLETE THE FOLLOWING:

-----------------------------------------------------          ---------------------------------------------------------------
(Please print name of individual whose signature               (Name of Principal)
appears above if different than the name of the
subscriber printed above.)

                                                               ---------------------------------------------------------------
                                                               (Principal's Address)

-----------------------------------------------------          ---------------------------------------------------------------
(Subscriber's Address)
                                                               ---------------------------------------------------------------
                                                               _________________________________________________________________

                                                               _________________________________________________________________
------------------------------------------------------         DELIVER THE SPECIAL WARRANTS AS SET OUT BELOW:
(Telephone Number)
____________________________________________________________
                                                               ---------------------------------------------------------------
                                                               (Name)

____________________________________________________________
REGISTER THE SPECIAL WARRANTS AS SET OUT BELOW:                ---------------------------------------------------------------
                                                               (Account Reference, if applicable)
------------------------------------------------------
(Name)                                                         ---------------------------------------------------------------
                                                               (Address)
------------------------------------------------------
(Account Reference, if applicable)                             ---------------------------------------------------------------
                                                               (Contact Name)                             (Telephone Number)
------------------------------------------------------
(Address)                                                      __________________________________________________________________

------------------------------------------------------         __________________________________________________________________
(Telephone Number)                                             NUMBER OF SHARES OF THE COMPANY HELD BY THE SUBSCRIBER EXCLUDING
                                                               THOSE BEING SUBSCRIBED FOR:
____________________________________________________________  _________________________________________________________________


ACCEPTANCE: The Company hereby accepts the above subscription and the Company represents and warrants to the Subscriber that the representations and warranties made by the Company to the Agents in the agency agreement (the "Agency Agreement") are true and correct in all material respects as of this date (save and except as waived by the Lead Agent, as defined below) and that the
Subscriber is entitled to rely thereon.

VOICE MOBILITY INTERNATIONAL, INC.                                                                                          , 2001
                                                                                                        --------------------

                                                                                                     ________________________

By:                                                                                                  No:
   ----------------------------------------                                                          ________________________



   NOTE: PLEASE ALSO COMPLETE AND SIGN SCHEDULE "B", IF YOU ARE AN INDIVIDUAL

                           THE TORONTO STOCK EXCHANGE
                 PRIVATE PLACEMENT QUESTIONNAIRE AND UNDERTAKING

To be completed by each proposed placement purchaser of listed securities or securities which are convertible into listed securities.

                                  QUESTIONNAIRE

1. DESCRIPTION OF TRANSACTION

   (a) Name of issuer of the Securities VOICE MOBILITY INTERNATIONAL, INC.
                                        ----------------------------------------

       -------------------------------------------------------------------------

   (b) Number and Class of Securities to be Purchased
                                                      --------------------------
   (c) Purchase Price
                      ----------------------------------------------------------

       -------------------------------------------------------------------------

2. DETAILS OF PURCHASER

   (a) Name of Purchaser
                        --------------------------------------------------------
   (b) Address
              ------------------------------------------------------------------

   (c) Names and addresses of persons having a greater than 10% beneficial interest in the purchaser
                                ------------------------------------------------

       -------------------------------------------------------------------------

3. RELATIONSHIP TO ISSUER

   (a) Is the purchaser (or any person named in response to 2(c) above) an insider of the issuer for the purposes of the Ontario Securities Act (before giving effect to this private placement)? If so, state the capacity in which the purchaser (or person named in response to 2(c)) qualifies as an insider
                               -------------------------------------------------

   (b) If the answer to (a) is "no", are the purchaser and the issuer controlled by the same person or company? If so, give details
                                                         -----------------------
4. DEALINGS OF PURCHASER IN SECURITIES OF THE ISSUER

   Give details of all trading by the purchaser, as principal, in the securities of the issuer (other than debt securities which are not convertible into equity securities), directly or indirectly, within the 60 days preceding the date hereof

   ----------------------------------------------------------------------------
   ----------------------------------------------------------------------------

                                   UNDERTAKING

TO:  The Toronto Stock Exchange

The undersigned has subscribed for and agreed to purchase, as principal, the securities described in Item 1 of this Private Placement Questionnaire and Undertaking.

The undersigned undertakes not to sell or otherwise dispose of any of the said securities so purchased or any securities derived therefrom for a period of six months from the date of the closing of the transaction herein or for such period as is prescribed by applicable securities legislation, whichever is longer, without the prior consent of The Toronto Stock Exchange and other regulatory body having jurisdiction.

DATED AT
        ------------------------------  ----------------------------------------
                                              (Name of Purchaser - please print)
this      day of                , 2001
     ----        ---------------        ----------------------------------------
                                                          (Authorized Signature)


                                        ----------------------------------------
                                              (Official Capacity - please print)

                                          (please print here name of individual
                                          whose signature appears above, if
                                          different from name of purchaser
                                          printed above)

                              TERMS AND CONDITIONS
1.       SUBSCRIPTION

We confirm your agreement to purchase, on and subject to the terms and conditions in this Subscription Agreement and in the Agency Agreement, from the Company the number of Special Warrants set out on the face page of this Subscription Agreement at a price of $2.00 per Special Warrant payable as described in section 6 of this Subscription Agreement. The Special Warrants you are purchasing form part of a larger offering (in Canada, the United States and elsewhere) of Special Warrants (the "OFFERING") by the Company pursuant to an agency agreement (the "AGENCY AGREEMENT") to be entered into by Loewen, Ondaatje, McCutcheon Limited ("LOM" or the "LEAD AGENT"), Acumen Capital Finance Partners Limited, Paradigm Capital Inc. (collectively the "AGENTS"), and the Company.

2.       DESCRIPTION OF SPECIAL WARRANTS

         (a) Attached as SCHEDULE "A" to this Subscription Agreement is a term sheet (the "TERM SHEET") containing a summary of the terms and conditions pertaining to the Special Warrants and the Offering. The description of the Special Warrants contained in the Term Sheet and this Subscription Agreement is a summary only and is subject to the detailed provisions of a special warrant indenture (the "Special Warrant Indenture") to be dated as of the Closing Date and to be entered into between the Company and Computershare Trust Company of Canada (or another trust company that may be agreed to by the Company and the Lead Agent), in its capacity as special warrant agent and trustee thereunder (the "TRUSTEE").

         (b) Upon exercise (which term shall include deemed exercise) of the Special Warrants, in accordance with their terms, the holder will, without payment of any additional consideration, be issued one unit ("UNIT") in respect of each Special Warrant exercised. Each Unit will consist of one common share in the capital of the Company, as presently constituted ("UNIT SHARE"), and one half of one non-transferable share purchase warrant ("Warrant"). Each whole Warrant entitles the holder to purchase one additional common share in the capital of the Company, as presently constituted (a "WARRANT SHARE"), at a price that is equal to $2.25 at any time on or before the date which is two years from the Closing Date (as defined in paragraph 4 below). The description of the Warrants contained in the Term Sheet and this Subscription Agreement is a summary only and is subject to the detailed provisions of a warrant indenture (the "WARRANT INDENTURE") to be dated as of the Closing Date and to be entered into between the Company and Computershare Trust Company of Canada (or another trust company that may be agreed to by the Company and the Lead Agent), in its capacity as warrant agent and trustee thereunder.

         (c) The Special Warrants will be exercisable on any business day during business hours during the period (the "Exercise Period") commencing on the Closing Date and ending at 4:30 p.m. (Toronto time) (the "Time of Expiry") on the business day (the "QUALIFICATION DEADLINE") which is the latest of (i) the date a registration statement (the "REGISTRATION STATEMENT") with regard to the resale of the Special Warrants, Unit Shares and Warrants and the issuance of the Warrant Shares is declared effective by the United States Securities and Exchange Commission (the "SEC") pursuant to the UNITED STATES SECURITIES ACT OF 1933, as amended (the "1933 ACT"), and (ii) the date a receipt is issued by the last of the securities regulatory authorities in each of the jurisdictions in Canada set out as Qualifying Jurisdictions in the Term Sheet where purchasers of Special Warrants are resident as at the Closing Date (the "CANADIAN JURISDICTIONS") for a final prospectus (the "PROSPECTUS") qualifying the issuance of the Unit Shares and the Warrants for distribution in the Canadian Jurisdictions to holders of Special Warrants upon their exercise; and (iii) THE DAY PRECEDING THE DATE THE LISTING OF THE COMPANY'S COMMON SHARES ON THE TORONTO STOCK EXCHANGE BECOMES EFFECTIVE, BEING THE TIME ITS COMMON SHARES ARE POSTED FOR TRADING.

         (d) If any Special Warrants have not been exercised by the holders or repurchased by the Company during the Exercise Period, such Special Warrants will be deemed to have been exercised by the holders immediately prior to the Time of Expiry without any further action on the part of such holders. If the Qualification Deadline has not occurred on or prior to the date that is 120 days following the Closing Date or such later date as may be determined at the sole discretion of the Lead Agent, each Special Warrant will be exercisable for 1.1 Units.

         (e) Immediately upon receipt, the net proceeds from the Offering (gross proceeds less the Agents' fees and expenses), will be deposited in escrow with the Trustee on the Closing Date, to be held in escrow pursuant to the Special Warrant Indenture and will be released to the Company on the exercise or deemed exercise of the Special Warrants, provided that certain subscribers ("NON-ESCROWED SUBSCRIBERS") may agree to permit the release of their subscription proceeds to the Company on the Closing Date. The subscription proceeds from the balance of the Subscribers ("ESCROWED SUBSCRIBERS") shall be held in escrow as provided above. Notwithstanding the above, net proceeds that are required to be deposited in escrow for the purpose of obtaining approval to list the Company's common shares on The Toronto Stock Exchange shall not be released to the Company on the Closing Date, but shall be deposited in escrow as provided above.

         (f) In the event that a listing of the Company's common shares on The Toronto Stock Exchange has not become effective by the date that is six months following the Closing Date, then each of the Escrowed Subscribers will be entitled, at their option (the "Repurchase Option") until the Time of Expiry, to require the Company to repurchase the Special Warrants held by such holder, from legally available funds, plus such holder's portion of the interest earned by the Trustee under the Special Warrant Indenture. If the funds of the Company legally available for repurchase of such Special Warrants are insufficient to repurchase the total number of Special Warrants to be repurchased, those funds which are legally available will be used to repurchase the maximum number of such Special Warrants rateably among the Escrowed Subscribers who have exercised the Repurchase Option. Thereafter, as additional funds of the Company become legally available for such repurchase, such funds shall be used quarterly to repurchase the Special Warrants until all Special Warrants covered by exercised Repurchase Options have been exercised.

         (g) The Subscriber acknowledges and agrees that the specific rights of the holders of Special Warrants and the detailed terms of the Special Warrants will be set forth in and subject to the Special Warrant Indenture.

         (h) Since the Company is not currently a "reporting issuer" in any of the Canadian Jurisdictions or elsewhere in Canada, the Special Warrants and the Unit Shares and Warrants issuable upon the exercise or deemed exercise of the Special Warrants will be subject to resale restrictions under the applicable securities laws, rules, regulations and policies of the Province of British Columbia, the jurisdiction in which the Subscriber is resident, and any jurisdiction in which a subsequent trade may be proposed, until such time as: (i) the Company becomes a "reporting issuer" under such laws and the appropriate "hold periods", if any, under such laws have expired; (ii) a further statutory exemption from the registration and prospectus requirements of such laws may be relied upon by the holder; or (iii) an appropriate discretionary order or ruling is obtained under such laws to permit the transfer by the Subscriber of its securities. The resale or other transfer of the Special Warrants, Unit Shares, Warrants and the issuance of the Warrant Shares will also be restricted under the 1933 ACT until the Registration Statement has become effective. The Company does not expect that the Company's common shares will be listed on any exchange or that the Company will become a "reporting issuer" in any of the Canadian Jurisdictions until the Registration Statement has become effective.

                  The Company has agreed to use its reasonable best efforts to file, clear, and obtain a receipt for the Prospectus in each of the Canadian Jurisdictions set out as Qualifying Jurisdictions in the Term Sheet. The Company has also agreed to file and use its reasonable best efforts to prosecute to effectiveness the Registration Statement. In the event that the Company is unable to obtain a receipt for the Prospectus in a Canadian Jurisdiction, the Special Warrants, Unit Shares, Warrants and Warrant Shares (collectively the "SECURITIES") will be subject to statutory resale restrictions under the applicable securities legislation of that Canadian Jurisdiction and the applicable hold period for such Securities may never expire. Statutory restrictions may apply on the resale of the Special Warrants, Unit Shares, Warrants and Warrant Shares that are acquired prior to the issuance of receipts for the Prospectus by the securities regulatory authority in any of the Canadian Jurisdictions. In addition, if the Company does not cause the Registration Statement to become effective, the resale of the Special Warrants, Unit Shares, Warrants and the issuance of the Warrant Shares will continue to be restricted under the 1933 ACT and would be permissible only in accordance with a statutory or regulatory exemption from registration under the 1933 ACT. Subscribers are advised to consult their own legal advisors in this regard.

3.       ACCEPTANCE AND REJECTION OF SUBSCRIPTION BY THE COMPANY

The Subscriber understands and agrees that the Company reserves the right, in its absolute discretion, to reject the Subscriber's subscription for Special Warrants in whole or in part, in any order, at any time prior to the Closing Time (as defined in section 4 below) notwithstanding prior receipt by the Subscriber of notice of acceptance of the Subscriber's subscription and, if accepted only in part, a proportionate amount of the Aggregate Subscription Price will be returned to the Subscriber without interest.

4.       CLOSING

The closing of the Offering (the "CLOSING") will be completed at the offices of Catalyst Corporate Finance Lawyers, Suite 1400, 1055 West Hastings Street, Vancouver, BC, V6E 2E9, at 9:00 a.m. (Vancouver time) (the "CLOSING TIME") on March 27, 2001 or such other place or date or time as the Company and the Lead Agent may mutually agree (the "Closing Date"), provided that delivery of the signed Special Warrants and Special Compensation Options shall be made to the Lead Agent's counsel, Fraser Milner Casgrain LLP, Suite 4100, 1 First Canadian Place, Toronto, Ontario M5X 1B2, at or prior to that time. If by the Closing Time, the terms and conditions contained in this Subscription Agreement and the Agency Agreement have been complied with to the satisfaction of the Agents or waived by them, the Agents will deliver to the Company all completed Subscription Agreements, and will deliver to or to the direction of the Company, the subscription funds against delivery by the Company of the Special Warrants and such other documentation as may be required. If by the Closing Time, the terms and conditions contained in this Subscription Agreement and the Agency Agreement have not been complied with to the satisfaction of the Agents or waived by them, any cheques or bank drafts delivered by the Subscriber to the Agents representing the purchase price for Special Warrants will be promptly returned to the Subscriber without interest.

5.       FACSIMILED SUBSCRIPTIONS

The Company and the Agents will be entitled to rely on delivery by facsimile of an executed copy of this Subscription Agreement, and acceptance by the Company of such facsimile copy will be legally effective to create a valid and binding agreement between you and the Company in accordance with the terms hereof.

6.       CONDITIONS OF CLOSING

The sale of the Special Warrants to the Subscriber is subject to the following conditions:

         (a) Payment of the "Aggregate Subscription Price", as defined on the face page hereof, shall be paid by you as soon as possible and in any event no later than 12:00 noon (Toronto time) on March 27, 2001. Payment must be made by certified cheque or bank draft in Canadian dollars payable to "Loewen, Ondaatje, McCutcheon Limited", "Acumen Capital Finance Partners Limited", "Paradigm Capital Inc." or payable in such other manner as may be specified by the Agents.

         (b) One completed and signed copy of this Subscription Agreement and one completed and signed Private Placement Questionnaire and Undertaking for The Toronto Stock Exchange must be delivered to Claudia Martins at Loewen, Ondaatje, McCutcheon Limited, Hazelton Lanes, East Tower, 55 Avenue Road, Suite 2250, Toronto, ON M5R 3L2, Tel (416) 964-4456, Fax (416)
                  964-4333, as soon as possible, and in any event, no later than 4:00 p.m. (Toronto time) on March 26, 2001.

         (c) If the Subscriber is an individual to whom paragraph 9(A)(3) applies, the Subscriber must also complete, sign and deliver the Form 20A(IP) in the form annexed to this Subscription Agreement as SCHEDULE "B", as required by the British Columbia Securities Commission to Claudia Martins at Loewen, Ondaatje, McCutcheon Limited, Hazelton Lanes, East Tower, 55 Avenue Road, Suite 2250, Toronto, ON M5R 3L2, Tel (416) 964-4456, Fax
                  (416) 964-4333, as soon as possible, and in any event, no later than 4:00 p.m. (Toronto time) on March 26, 2001. The Form 20A(IP) is required to be delivered by the Agents to the Company at Closing.

         (d) All necessary regulatory approvals must be obtained prior to the Closing Date and all terms and conditions of this Subscription Agreement, the Agency Agreement and Special Warrant Indenture must be satisfied or waived on or prior to the Closing Date.

7.       AUTHORIZATION OF LEAD AGENT

The Subscriber irrevocably authorizes the Lead Agent, in its discretion, to act as its representative at the Closing, and hereby appoints the Lead Agent, with full power of substitution, as its true and lawful attorney with full power and authority in its place and stead:

         (a) to receive certificates for the Special Warrants, to execute in its name and on its behalf all closing receipts and required documents, to complete and correct any documents relating to the transactions contemplated by this Subscription Agreement that have been signed by the Subscriber and require completion or correction;

         (b) to extend such time periods and to waive, in whole or in part, any representations, warranties, covenants or conditions for the benefit of the Subscriber contained in this Subscription Agreement, the Agency Agreement or any ancillary or related document;

         (c) to terminate this Subscription Agreement if any condition precedent to the Offering is not satisfied, in such manner and on such terms and conditions as the Lead Agent may determine, acting reasonably; and

         (d) without limiting the generality of the foregoing, to negotiate, settle, execute, deliver and amend the Agency Agreement, Special Warrant Indenture and Warrant Indenture.

8.       PROSPECTUS EXEMPTION

The Subscriber acknowledges and agrees that the sale and delivery of the purchased Special Warrants to the Subscriber is conditional upon such sale being exempt from the prospectus and registration requirements of all Applicable Securities Laws (as defined below) or upon the issuance of such orders, consents or approvals of securities regulatory authorities as may be required to permit such sale without the requirement for registration or filing a prospectus. The Subscriber agrees to execute and deliver all documentation required by Applicable Securities Laws to permit the purchase of the Special Warrants under the terms of this Subscription Agreement.

You, on your own behalf (or on behalf of others for whom you are contracting) acknowledge and agree that:

         (a) you have received a term sheet in the form attached as SCHEDULE "A" setting out the principal terms of this Subscription Agreement and the Offering;

         (b) the sale and delivery of the Special Warrants to the Subscriber or, if applicable, to any others on whose behalf it is contracting hereunder, is conditional upon such sale being exempt from the prospectus filing and registration requirements of all applicable securities legislation, including statutes, regulations, national instruments, published rules, policies, blanket orders, rulings and stock exchanges (collectively, "APPLICABLE SECURITIES LAWS") relating to the sale of the Special Warrants;

         (c) the Special Warrants, Unit Shares, Warrants and Warrant Shares will be subject to resale restrictions under Applicable Securities Laws and are otherwise subject to the terms, conditions and provisions of the Agency Agreement and the Subscriber, on its own behalf and, if applicable, on behalf of others for whom it is contracting hereunder, agrees to comply with all Applicable Securities Laws concerning any resale of such Securities;

         (d) you have not requested or been provided with, nor do you have any need to receive a prospectus or an offering memorandum as defined in the Applicable Securities Laws or any similar document in connection with your purchase of the Special Warrants;

         (e) your decision to execute this Subscription Agreement and purchase Special Warrants (on your own behalf or on behalf of others for whom you are contracting hereunder) has not been based upon any verbal or written representations as to fact or otherwise made by or on behalf of the Agents or the Company and that your decision (or the decision of others for whom you are contracting hereunder) is based entirely upon publicly available information concerning the Company (any such information having been obtained by you without independent investigation or verification by the Agents);

         (f) the Agents and their directors, officers, employees, agents and representatives assume no responsibility or liability of any nature whatsoever for the accuracy or adequacy of any such publicly available information or as to whether all information concerning the Company required to be disclosed by them has been disclosed;

         (g) the sale of the Special Warrants was not accompanied by any advertisement in printed media of general and regular paid circulation, radio, television or telecommunications, including electronic display;

         (h) you (or others for whom you are contracting hereunder) have been advised to consult your own legal advisors with respect to trading in the Securities and with respect to resale restrictions imposed by the Applicable Securities Laws in the jurisdiction in which you reside, that no representation has been made respecting the applicable hold periods or other resale restrictions applicable to such Securities, that you (or others for whom you are contracting hereunder) are solely responsible (and neither the Company nor the Agents are in any way responsible) for compliance with applicable resale restrictions and you are aware that you (or the beneficial purchaser for whom you are contracting hereunder) may not be able to resell such Securities except in accordance with limited exemptions under Applicable Securities Laws;

         (i) the Special Warrants will otherwise be subject to the terms, conditions and provisions of the Agency Agreement and the Special Warrant Indenture, and the Warrants will otherwise be subject to the terms, conditions and provisions of the Agency Agreement and the Warrant Indenture;

         (j) for non-"U.S. PERSONS" (as defined in Regulation S under the 1933 ACT ("REGULATION S")) the offer and sale of Special Warrants has been made, and the issuance of the Unit Shares and Warrants (and Warrant Shares issued prior to the effectiveness of a registration statement to be filed with regard to such issuance) will be made, in reliance upon Regulation S. Therefore, the Special Warrants, Unit Shares, and Warrants, as well any such Warrant Shares, will be "restricted securities" and as such may be resold or otherwise transferred only in accordance with Regulation S or pursuant to a registration under the 1933 ACT or an exemption from the registration requirements of the 1933 ACT. Regulation S requires that, for a period of one (1) year following the Closing of the Offering, no offer or sale of a Special Warrant, Unit Share, Warrant, or Warrant Share issued in reliance on Regulation S may be made to a U.S. Person (which has the meaning ascribed to that term in Regulation S) or for the account of a U.S. Person. Regulation S also requires that each Special Warrant, Unit Share, and Warrant (and each Warrant Share issued prior to the effectiveness of a Registration Statement to be filed with regard to the resale of the Special Warrants, Unit Shares and Warrants and the issuance of the Warrant Shares) bear a legend stating that the Special Warrant, Unit Share or Warrant, or any such Warrant Share, as the case may be, has not been registered under the 1933 ACT. Regulation S also requires that each Special Warrant or Warrant bear a legend stating that the Special Warrant or Warrant, and the securities to be issued upon its exercise, have not been registered under the 1933 ACT and that the Special Warrant or Warrant may not be exercised by or on behalf of any U.S. Person unless registered under the 1933 ACT or an exemption from such registration is available.

                  Each person exercising a Special Warrant or Warrant must provide the Company with either (i) written certification that it is not a U.S. Person and that the Warrant is not being exercised on behalf of a U.S. Person, or (ii) a written opinion of counsel satisfactory to the Company that the issuance of securities upon exercise of the Special Warrant or Warrant has been registered under the 1933 ACT and any applicable State securities law or is exempt from registration.

                  Regulation S also provides for the resale of securities which are issued and outstanding. As noted above, the Special Warrants, Unit Shares, Warrants, and Warrant Shares may be resold only in compliance with Regulation S or pursuant to an effective registration statement under the 1933 ACT or an exemption from the registration requirements of the 1933 ACT. Rule 904 of Regulation S provides that a resale of an outstanding security may be made pursuant thereto if the offer and sale of the security are made in an offshore transaction and if no directed selling effort is made in the United States with regard to the securities to be sold by the seller, an affiliate of the seller, or any person acting on their behalf. An offer or sale of securities is made in an "offshore transaction" if the offer is not made to a person in the United States and either (i) at the time the buy order is originated, the buyer is outside the United States, or the seller and any person acting on its behalf have good reason to believe that the buyer is outside the United States and (ii) the transaction is executed in, on or through the facilities of a designated offshore securities market and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States. Offers and sales of securities specifically targeted at identifiable groups of United States citizens abroad shall, in no event, be deemed to be made in an offshore transaction. Rule 904 imposes additional limitations on resales by dealers and persons receiving selling concessions and affiliates of the issuer.

                  You are aware that Rule 144 under the 1933 ACT permits limited public resales of securities acquired in non-public offerings, subject to the satisfaction of certain conditions. You understand that under Rule 144 the conditions include, among other things: the availability of certain current public information about the issuer, the resale occurring not fewer than one (1) year or two (2) years, as applicable, after the party has purchased and paid for the securities to be sold, the sale being through a broker in an unsolicited "broker's transaction" and the amount of securities being sold during any three-month period not exceeding specified volume limitations. You acknowledge and understand that the Company may not be satisfying the current public information requirement of Rule 144 at the time you wish to sell any of the Securities, or other conditions under Rule 144 which are required of the Company.

                  Each certificate evidencing a Special Warrant, Unit Share or Warrant (and each Warrant Share issued prior to Registration Statement effectiveness) will bear the following legend until the applicable securities as represented by the certificate are sold pursuant to either (i) a registration statement with respect to such securities which is effective under the 1933 ACT, (ii) Rule 144 under the 1933 ACT, or (iii) Regulation S:

                           THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), NOR QUALIFIED UNDER OR PURSUANT TO THE SECURITIES OR "BLUE SKY" LAWS OF ANY STATE NOR UNDER OR PURSUANT TO THE SECURITIES LAWS OF ANY PROVINCE IN CANADA. SUCH SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED, EXCEPT PURSUANT TO (i) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER THE SECURITIES ACT, (ii) RULE 144 OR RULE 144A UNDER THE SECURITIES ACT, IF AVAILABLE, OR
                           (iii) ANY OTHER EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND FROM QUALIFICATION UNDER ANY SECURITIES LAWS APPLICABLE IN CANADA, IF AVAILABLE, AND IN EACH CASE, IN COMPLIANCE WITH ANY APPLICABLE STATE OR PROVINCIAL SECURITIES LAWS.

                  If such securities are being sold under Rule 904 of Regulation S under the 1933 ACT and applicable state securities laws ("U.S. SECURITIES ACTS"), any legend may be removed by providing a declaration to the Company, to the effect set out in the attached SCHEDULE "D" (or in such other form as the Company may prescribe from time to time); and provided, further, that, if any such securities are being sold under Rule 144 under the U.S. Securities Acts, the legend may be removed by delivery to the registrar and transfer agent and the Company of an opinion of counsel, of recognized standing reasonably satisfactory to the Company, that such legends are no longer required under applicable requirements of the U.S. Securities Acts or state securities laws.

                  You understand and acknowledge that the Company may instruct its transfer agent not to record a transfer without first being notified by the Company that it is satisfied that such transfer is exempt from or not subject to registration under the U.S. Securities Acts;

         (k) you agree that the Company and/or the Agents may be required by law or otherwise to disclose to regulatory authorities your identity and the identity of each beneficial purchaser of Special Warrants for whom you may be acting, including without limitation, being listed as a "Selling Shareholder" in the Registration Statement and disclosing the number of Securities beneficially owned, and you further agree to fully cooperate with the Company and/or the Agents in this regard and to provide the identity of each beneficial purchaser of Special Warrants for whom you may be acting, if required, to the Company and/or the Agents; and

         (l) notwithstanding the foregoing, none of the Special Warrants or Warrants may be offered, sold, transferred, pledged, hypothecated or otherwise assigned, until the Registration Statement becomes effective, without the prior written consent of the Company and each certificate evidencing a Special Warrant or Warrant will bear the following legend until either
                  (A) the Registration Statement becomes effective or (B) the Special Warrant is sold pursuant to a transaction that is one
                  (1) year or greater subsequent to the Closing of the Offering, in accordance with either (i) a registration statement with respect to such securities which is effective under the 1933 ACT, (ii) Rule 144A under the 1933 ACT, or (iii) in reliance upon Regulation S and in compliance with Applicable Securities
                  Laws:

                           THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER SET FORTH IN THE SUBSCRIPTION AGREEMENT BETWEEN VOICE MOBILITY INTERNATIONAL, INC. (THE "COMPANY") AND THE PURCHASER, AND THE SPECIAL WARRANT INDENTURE AMONG THE COMPANY AND THE TRUSTEE AND SPECIFICALLY MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED, PRIOR TO EFFECTIVENESS OF A REGISTRATION STATEMENT UNDER THE 1933 ACT, EXCEPT WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY.

9.       SUBSCRIBERS' REPRESENTATIONS, WARRANTIES AND COVENANTS

By your acceptance of this Subscription Agreement, you hereby represent, warrant and covenant to each of the Agents and the Company (which representations, warranties and covenants shall survive Closing) that:

         A. You are purchasing the Special Warrants as principal for your own account, and not for the benefit of any other person or company and not with a view to the resale or distribution of all or any of the Special Warrants, and this Subscription Agreement has been authorized, executed and delivered by you, and constitutes your legal, valid and binding agreement, and you are:

                  (1)      one of the following:

                           (i)      if subject to applicable securities
                                    legislation of the Province of Alberta:

                                    (a)      a bank, loan corporation, trust
                                             corporation, treasury branch or
                                             credit union or a subsidiary of
                                             such an entity where such entity
                                             owns beneficially all of the voting
                                             securities of that subsidiary; or

                                    (b)      an insurance company licensed under
                                             the INSURANCE ACT (Alberta) or a
                                             subsidiary of such insurance
                                             company where such insurance
                                             company owns beneficially all of
                                             the voting securities of the
                                             subsidiary;

                           (ii)     if subject to applicable securities
                                    legislation of the Province of Ontario:

                                    (a)      a loan corporation or trust
                                             corporation registered under the
                                             LOAN AND TRUST CORPORATIONS ACT
                                             (Ontario); or

                                    (b)      an insurance company licensed under
                                             the INSURANCE ACT (Ontario); or

                                    (c)      a bank listed in Schedule I or II
                                             to the BANK ACT (Canada);

                           (iii)    if subject to applicable securities
                                    legislation of the Province of British
                                    Columbia:

                                    (a)      a bank to which the BANK ACT
                                             (Canada) applies or a credit union
                                             authorized to carry on business
                                             under the FINANCIAL INSTITUTIONS
                                             ACT (British Columbia);

                                    (b)      a trust company, or
                                             extra-provincial trust corporation
                                             authorized to carry on deposit
                                             business under the FINANCIAL
                                             INSTITUTIONS ACT (British
                                             Columbia);

                                    (c)      a corporation that is a subsidiary
                                             of a bank and is a loan company to
                                             which the TRUST AND LOAN COMPANIES
                                             ACT (Canada) applies;

                                    (d)      an insurance company or an
                                             extra-provincial insurance
                                             corporation authorized to carry on
                                             insurance business under the
                                             FINANCIAL INSTITUTIONS ACT (British
                                             Columbia); or

                                    (e)      a subsidiary of any of the above if
                                             that person owns beneficially all
                                             of the voting securities of the
                                             subsidiary except the voting
                                             securities required by law to be
                                             owned by directors of that
                                             subsidiary; or

                  (2) recognized or designated as an exempt purchaser under applicable securities legislation of the provinces of British Columbia, Alberta or Ontario, and, if subject to the securities legislation of the Province of Ontario or British Columbia, you are not an individual; or

                  (3) an individual or a corporation and are purchasing a sufficient number of Special Warrants such that the aggregate acquisition cost to you of such Special Warrants is not less than $150,000 if subject to the securities legislation of the province of Ontario or $97,000 if subject to the securities legislation of the provinces of Alberta or British Columbia.

         B. In the case of the purchase by you of Special Warrants as agent for a disclosed principal, each beneficial purchaser of the Special Warrants for whom you are acting is purchasing as principal for its own account and not for the benefit of any other person; you are an agent with due and proper authority to execute this Subscription Agreement and all other documentation in connection with the purchase of the Special Warrants on behalf of the beneficial purchaser; this Subscription Agreement has been duly authorized, executed and delivered by or on behalf of, and constitutes the legal, valid and binding agreement of, the disclosed principal and the beneficial purchaser:

                  (1) is recognized or designated as an exempt purchaser under applicable Canadian provincial securities legislation and, if subject to the securities legislation of the Province of Ontario or British Columbia, is not an individual; or

                  (2) is purchasing a sufficient number of Special Warrants such that the aggregate acquisition cost to each beneficial purchaser of such Special Warrants is not less than $150,000 if subject to the securities legislation of the province of Ontario or $97,000 if subject to the securities legislation of the provinces of Alberta or British Columbia.

         C. In the case of the purchase by you of Special Warrants as trustee or as agent for a principal where you cannot make the representation set forth in subparagraph 9(B) of this Subscription Agreement (an undisclosed principal), this Subscription Agreement has been duly authorized, executed and delivered by you, and constitutes your legal, valid and binding agreement, acting in such capacity, and either:

                  (1)      (i) if subject to applicable securities legislation
                               of the Province of Alberta, you are:

                           (a) a trust corporation, as defined in such securities legislation, trading as a trustee or an agent; or

                           (b) a portfolio manager, as defined in such securities legislation, trading as an agent; or

                           (c) a person or a company trading as an agent that, except for an exemption under Alberta securities laws, is required to be registered as a portfolio manager under Applicable Securities Laws, trading for accounts that are fully managed by you and you are purchasing a sufficient number of Special Warrants such that the aggregate acquisition cost to you of such Special Warrants is not less than $97,000;

                  (ii) if resident in or otherwise subject to the securities legislation of the Province of British Columbia, you are purchasing Special Warrants having an aggregate acquisition cost of not less than $97,000 and you are acting as:

                           (a) a trust company or an extra-provincial trust corporation authorized under the FINANCIAL INSTITUTIONS ACT (British Columbia) or the laws of a province of Canada other than British Columbia to carry on trust business, deposit business or both; or

                           (b) an insurance company or an extra-provincial insurance corporation authorized to carry on insurance business under the FINANCIAL INSTITUTIONS ACT (British Columbia) or the laws of a province of Canada other than British Columbia; or

                           (c) either (i) an advisor who manages the investment portfolio of clients through discretionary authority granted by one or more clients and who is registered as a portfolio manager under the SECURITIES ACT (British Columbia) or the laws of a province of Canada other than British Columbia or is exempt from such registration, or (ii) a person that carries on business as a portfolio manager in a jurisdiction other than Canada and the total asset value of the investment portfolios you manage on behalf of clients is not less than $20,000,000 and you complete and file the form attached as SCHEDULE "E" with the British Columbia Securities Commission on or before the 10th day after the Closing;

                           as trustee or agent for accounts fully managed by you in respect of which accounts you make the investment decisions for the account and have full discretion to purchase or sell securities for the account without requiring your client's express consent to the transaction; and (iii) if subject to the applicable securities legislation of the Province of Ontario, you are:

                           (a) a trust company registered under the LOAN AND TRUST CORPORATIONS ACT (Ontario) and are purchasing the Purchased Warrants as trustee or as agent for accounts that are fully managed by you; or

                           (b) a portfolio adviser purchasing the Special Warrants on behalf of a managed account in accordance with Ontario Securities Commission Rule 45-504;

         D. If you are an individual, or any beneficial purchaser for whom you are acting is an individual, you have attained the age of majority and are legally competent to execute this Subscription Agreement and to take all actions required pursuant to this Subscription Agreement and if you, or any beneficial purchaser for whom you are acting, is a corporation, partnership, unincorporated association or other entity, you, or such beneficial purchaser, as the case may be, have the legal capacity and competence to enter into and be bound by this Subscription Agreement and you further certify that all necessary approvals of directors, shareholders or otherwise have been given and obtained.

         E. If you are not a resident of or are not otherwise subject to the securities legislation of Alberta and if you or a party on whose behalf you are acting has been created or is being used primarily to permit the purchase of the Special Warrants without a prospectus, and you or any such party is a partnership, syndicate, unincorporated organization, trust, company, fund or association or any other organized group of persons, the share or portion of each member or partner of the partnership, syndicate or unincorporated organization, or each beneficiary of the trust, or each shareholder or member of the company, fund or association or the organized group of persons, as the case may be, of the aggregate acquisition cost of the Special Warrants is not less than $150,000 if subject to the securities legislation of the province of Ontario or $97,000 if subject to the securities legislation of the province of British Columbia.

         F. If you or any party on whose behalf you are acting is an investment club resident in the province of Ontario, the share or portion of each member of the investment club of the aggregate acquisition cost of the Special Warrants to the investment club is not less than $150,000.

         G. Subject to paragraph 9(E) or 9(H) hereof, neither you nor any party on whose behalf you are acting has been created or is being used primarily to permit the purchase of the Special Warrants without a prospectus.

         H. If you are a resident of, or are otherwise subject to the securities legislation of Alberta and you are a corporation, syndicate, partnership or other form of unincorporated organization, you pre-existed the offering of the Special Warrants and have a bona fide purpose other than investment in the Special Warrants or, if created to permit such investment, the individual share of the aggregate acquisition cost for each participant is not less than $97,000.

         I. As the Securities are subject to resale restrictions under Applicable Securities Laws in Canada, you, or in the case of a purchase by you acting as agent for a disclosed or undisclosed principal, each beneficial purchaser, shall comply with all Applicable Securities Laws concerning any resale of the Securities (and neither the Company nor the Agents are in any way responsible for such compliance) and shall consult with your own legal advisors with respect to such compliance, and if you are a resident of, or are otherwise subject to the securities legislation of Alberta, you acknowledge that you must file a report on Form 21 with the Alberta Securities Commission within 10 days of each disposition of all or any part of the Special Warrants, Warrants, Unit Shares or Warrant Shares.

         J. You (or, if applicable, others for whom you are contracting hereunder) will execute and deliver within the applicable time periods all documentation as may be required by Applicable Securities Laws in Canada to permit the purchase of the Special Warrants on the terms set out in this Subscription Agreement.

         K. You are purchasing the Special Warrants for investment only and not with a view to resale or distribution and you will not resell or otherwise transfer or dispose of the Special Warrants prior to the receipt for a final prospectus (as defined above) except in accordance with the provisions of Applicable Securities Laws.

         L. If required by any Applicable Securities Laws, policy or order of a securities regulatory authority, stock exchange or other regulatory authority, you will promptly upon request by the Company or any of the Agents execute, deliver, file and otherwise assist the Company in filing such reports, undertakings and other documents with respect to the issuance of the Securities as may be required.

         M. You will execute and deliver no later than 4:00 p.m. (Toronto time) on March 26, 2001, all documentation as may be required by all Applicable Securities Laws to permit the purchase of the Special Warrants hereunder on the terms as set forth herein, including without limitation if the Subscriber is an individual to whom paragraph 9(A)3 applies, the Form 20A (IP) in the form attached as SCHEDULE "B", as required by the British Columbia Securities Commission.

         N. You and each beneficial purchaser for whom you are acting: (i) are resident in the province set out on the face page of this Subscription Agreement, or (ii) are a citizen or resident of Canada, or a corporation, partnership or other entity created in or organized under the laws of Canada or any province or territory thereof (collectively, a "CANADIAN PERSON"), or
                  (iii) are resident outside of Canada and the United States, or
                  (iv) are a corporation, partnership or other entity incorporated and resident outside of Canada and the United States.

         O. If you, or any beneficial purchaser for whom you are contracting hereunder, with the consent of the Company, sell or otherwise dispose of the Special Warrants, you, or the beneficial purchaser for whom you are contracting hereunder, shall obtain from the subsequent purchaser thereof the same representations, warranties and covenants as given by you hereunder, and the subsequent purchaser shall provide such representations or warranties and covenants for the benefit of the Company.

         P. If you, or each beneficial purchaser for whom you are acting hereunder, are not a Canadian person, the purchase of the Special Warrants by you, or such beneficial purchaser, does not contravene any of the

                  Applicable Securities Laws in the jurisdiction in which you and such beneficial purchaser are resident and does not trigger (i) any obligation to prepare and file a prospectus or similar document, or any other report with respect to such purchase, and (ii) any registration or other obligation on the part of the Agents.

         Q. The delivery of this Subscription Agreement, the acceptance of it by the Company, the issuance of the Special Warrants to the Subscriber and the acquisition of the Unit Shares and Warrants upon exercise of the Special Warrants comply with all applicable laws of the Subscriber's jurisdiction of residence or domicile and all other applicable laws and will not cause the Company to become subject to or comply with any disclosure, prospectus or reporting requirements under any such applicable laws.

         R. You hereby acknowledge that no prospectus has been filed by the Company with a securities commission or other securities regulatory authorities in any province of Canada or any other jurisdiction in connection with the issuance of the Special Warrants and such issuance is exempted from the prospectus requirements available under the provisions of Applicable Securities Laws and as a result:

                  (i) you are restricted from using most of the civil remedies available under the Applicable Securities Laws in respect of your purchase of the Special Warrants;

                  (ii) you may not receive information that would otherwise be required to be provided to you under the Applicable Securities Laws or contained in a prospectus prepared in accordance with the Applicable Securities Laws; and

                  (iii) the Company is relieved from certain obligations that would otherwise apply under the Applicable Securities Laws.

         S.       No person has made to you any written or oral representations:

                  (i) that any person will resell or repurchase the Special Warrants or the Unit Shares or Warrants;

                  (ii) that any person will refund the purchase price of the Special Warrants; or

                  (iii) as to the future price of the Special Warrants or the Unit Shares or Warrants.

         T. The Securities will be subject to the following resale or transfer restrictions:

                  (i) the Securities will be subject to resale restrictions under Applicable Securities Laws;

                  (ii) you will not be able to resell, assign or otherwise dispose of the Securities unless they are subsequently distributed under a prospectus or in compliance with all Applicable Securities Laws;

                  (iii) the Company may be required to legend the certificates representing the Securities regarding these and any other restrictions on resale.

         U. If, for any reason, the offering of Special Warrants is terminated or your subscription is rejected, you will have no claims against the Company, its directors and officers, shareholders, agents, advisors, and affiliates and shall have no interest in the Company or any property or assets of the Company.

         V. The Special Warrants are not being purchased by you as a result of you being aware of any material information concerning the Company that has not been publicly disclosed and the Subscriber's decision to tender this offer and purchase the Special Warrants has not been made as a result of any verbal or written representation as to fact or otherwise (including that any person will resell or repurchase, or refund the purchase price of, the Special Warrants other than in accordance with their terms or as to the future price or value of the Special Warrants, Unit Shares, Warrants or Warrant Shares) made by or on behalf of the Company, the Agents or any other person and is based entirely upon currently available public information concerning the Company.

         W. In evaluating the merits and risks of an investment in the Special Warrants, you have relied solely upon publicly available information relating to the Company and the advice of your legal, tax and investment advisors and not in any way upon Catalyst Corporate Finance Lawyers or any oral or written statement made by, or on behalf of, the Company or its advisors.

         X. YOU ARE RESPONSIBLE FOR OBTAINING YOUR OWN LEGAL, INVESTMENT AND TAX ADVICE.

         Y. You are capable of assessing the proposed investment as a result of your financial or investment experience or as a result of advice received from a registered person other than the Company or an affiliate thereof, and are able to bear the economic loss of your investment.

         Z. The execution and delivery of this Subscription Agreement and the performance and compliance with the terms hereof will not result in any breach, or be in conflict with, or constitute a default under, or create a state of facts which after notice or lapse of time or both, will constitute a default under, any term or provision of your constating documents, by-laws or resolutions (if you are a corporation) or any indenture, contract, agreement (whether written or oral), instrument or other document to which you are a party or to which you are subject, or any judgement, decree, order, statute, rule or regulation applicable to you.

         AA. You are not a U.S. Person, as defined in Regulation S of the SEC; you will resell the Securities only in accordance with the provisions of Regulation S, pursuant to a registration under the 1933 ACT or pursuant to an available exemption from registration; and you will not engage in hedging transactions with regard to the Securities other than in compliance with the 1933 ACT.

         BB. You are responsible for obtaining legal advice as to and will comply in all respects with the prospectus delivery requirements under applicable securities laws in connection with any sale by you of the Unit Shares, the Warrants and the Warrant Shares.

         CC. In connection with its obligations under Section 11(a) of this Subscription Agreement, the Company may require you to furnish to the Company such information regarding you and the distribution of the securities covered by the Registration Statement (the "REGISTRABLE SHARES") as the Company may from time to time reasonably request in writing and such other information as may be legally required in connection with such registration. You agree, by your acquisition of Registrable Shares and acceptance of the benefits provided to it hereunder, to furnish promptly to the Company all information required to be disclosed in order to make any previously furnished information not materially misleading. You agree that upon receipt of any notice from the Company of the happening of any event of the kind described herein requiring the cessation of the distribution of a prospectus or the distribution of a supplemented or amended prospectus, you will forthwith discontinue disposition of Registrable Shares pursuant to the Registration Statement covering such Registrable Shares until your receipt of the copies of the supplemented or amended prospectus, or until it is advised in writing by the Company that the use of the prospectus may be resumed, and, if so directed by the Company, you will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in your possession, of the prospectus covering such Registrable Shares current at the time of receipt of such notice. Except as set forth below, the Company agrees to indemnify and hold you harmless, and each of your directors, officers, employees, agents, and each person, if any, who controls the Subscriber within the meaning of the 1933 ACT, against any losses, claims, damages, or liabilities to which such indemnified person may become subject under the 1933 ACT or otherwise, insofar as such losses, claims, damages, or liabilities arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in said Registration Statement, or any preliminary prospectus, final prospectus, or amendment or supplement related thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading. You agree to indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement, employees, agents and each person, if any, who controls the Company within the meaning of the 1933 ACT against any losses, claims, damages or liabilities to which such indemnified person may become subject, under the 1933 ACT or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in said Registration Statement, or any preliminary prospectus, final prospectus, or amendment or supplement related thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in each case, to the extent, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in said registration statement, said preliminary prospectus, said final prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished by you specifically for use in the preparation thereof, and provided further that your liability pursuant to this paragraph 9(CC) shall be limited to the amount of your investment in the Company as reflected in the Registration Statement.

         DD. You acknowledge that you have been advised that as a "selling shareholder" under the Registration Statement, you might be deemed to be an underwriter within the meaning of Section 2(11) of the 1933 ACT and any profit on the resale of the securities might be deemed to be underwriting discounts and commissions under the 1933 ACT.

         EE. You acknowledge and agree that in addition to any other applicable laws or regulations, as a "selling shareholder" under the Registration Statement, you will comply with regulations relating to distributions by selling shareholders, including Regulation M under the SECURITIES EXCHANGE ACT OF 1934 (the "1934 ACT"). Regulation M prohibits selling shareholders from offering to purchase and purchasing the common stock of the Company at certain periods of time surrounding their sales of Securities under the Registration Statement. Regulation M attempts to prevent selling shareholders who are engaged in a distribution from manipulating the market. In addition, you acknowledge some U.S. States may require that registration, exemption from registration or notification requirements be met before selling shareholders may sell their common stock. Some states may also require selling shareholders to sell their common stock only through broker-dealers.

 10.     COMPANY'S REPRESENTATIONS AND WARRANTIES

Except as disclosed in writing to the Agents prior to the Closing, the Company represents and warrants to the Subscriber (which representations and warranties shall survive for a period of two (2) years following the Closing) as follows:


         (a) ORGANIZATION AND STANDING. The Company is a corporation duly organized and validly existing under the laws of the State of Nevada and is in good standing under such laws. The Company has the requisite corporate power and authority to own and operate its properties and assets and to carry on its business as currently conducted and as proposed to be conducted.

         (b) CORPORATE POWER. The Company will have at the Closing Date all requisite legal and corporate power and authority to execute and deliver this Subscription Agreement, to sell and issue the Special Warrants, and to carry out and perform its obligations under the terms of this Subscription Agreement.

         (c) AUTHORIZATION. All corporate action on the part of the Company, its directors, and its shareholders necessary for the authorization, execution, delivery, and performance of this Subscription Agreement, the Special Warrant Indenture and the Warrant Indenture (collectively, the "TRANSACTION DOCUMENTS") by the Company will be taken prior to the Closing. The Transaction Documents, when executed and delivered by the Company, will, to the best of the Company's knowledge, constitute valid and binding obligations of the Company enforceable in accordance with their respective terms. The Unit Shares issuable on exercise of the Special Warrants have been or will be prior to the Closing allotted and, when issued, will be validly issued, fully paid and non-assessable.

         (d) NO CONFLICT. The issuance and sale of the Special Warrants by the Company does not and will not conflict with and does not and will not result in a breach of any of the terms, conditions or provisions of its constating documents or any material agreement or material instrument to which the Company is a party.

         (e) NO ACTIONS, SUITS OR PROCEEDINGS. As at the Closing Date, the Company is not a party to any actions, suits or proceedings which could reasonably be expected to materially affect its business or financial condition, and to the best of the Company's knowledge no such actions, suits or proceedings are contemplated or have been threatened.

         (f) NO JUDGMENTS. As at the Closing Date, there are no judgments against the Company which are unsatisfied, nor are there any consent decrees or injunctions to which the Company is subject.

         (g) NO DEFAULT. As at the Closing Date, the Company is not in default of any material requirements of the SECURITIES ACT (British Columbia), the SECURITIES ACT (Alberta), the SECURITIES ACT (Ontario), the 1933 ACT or the 1934 ACT.

         (h) NO ORDER. No order ceasing or suspending trading in securities of the Company nor prohibiting the sale of such securities has been issued and remains outstanding against the Company or its directors, officers or promoters and no investigations or proceedings for such purposes are pending or threatened.

11.      COMPANY'S COVENANTS

The Company hereby covenants and agrees and, in the Agency Agreement and/or the Special Warrant Indenture, the Company will covenant and agree as follows:

         (a) to use its commercially reasonable best efforts (i) to cause a Registration Statement to be filed and prosecuted to effectiveness, (ii) to cause the preliminary prospectus of the Company relating to the distribution of the Unit Shares and Warrants (the "PRELIMINARY PROSPECTUS") to be filed and (iii) to obtain receipts for the final Prospectus, as expeditiously as reasonably practicable after the Closing Date, in each case in form and substance satisfactory to the Company and the Agents, acting reasonably;

         (b) to use its reasonable best efforts to promptly comply with all filing and other requirements under all Applicable Securities Laws, including, where required by the Agency Agreement or any Applicable Securities Laws, the filing of amendments to the Preliminary Prospectus and Prospectus in each of the Canadian Jurisdictions; and

         (c) to use its commercially reasonable best efforts to maintain its status as a reporting issuer (or analogous entity) under the Applicable Securities Laws of such provinces in which it becomes a reporting issuer (or analogous entity) as a result of filing the Prospectus as required under the Agency Agreement and to continue to be in compliance with its obligations thereunder, without default, for a period of at least one year from the date of the filing of the Prospectus in each Canadian Jurisdiction.

In addition, the covenants of and terms applicable to the Company set out in the Agency Agreement are hereby incorporated into this section as additional covenants of the Company.

12.      RESALE RESTRICTIONS

The Subscriber, on its own behalf and, if applicable, on behalf of others for whom it is contracting hereunder, understands and acknowledges that the Special Warrants, Unit Shares, Warrants and Warrant Shares will be subject to certain resale restrictions under the Applicable Securities Laws (including United States federal and state securities laws) and the Subscriber, on its own behalf and, if applicable, on behalf of others for whom it is contracting hereunder, agrees to comply with such restrictions. The Subscriber understands and acknowledges that the resale of the Unit Shares and the Warrants and the issuance of the Warrant Shares has not yet been registered with the SEC and accordingly is restricted in the U.S. The Subscriber further understands and acknowledges that the Company is not currently a "reporting issuer" in any Canadian jurisdiction and that holders of securities of the Company may not be able to sell such securities for an indefinite period of time without the Prospectus being filed and a receipt obtained therefor. Subscribers are advised to consult their own legal advisors in this regard. The Subscriber, on its own behalf and, if applicable, on behalf of others for whom it is contracting hereunder, also acknowledges that it has been advised to consult its own legal advisors with respect to applicable resale restrictions and that it is solely responsible for complying with such restrictions (and neither the Company nor the Agents are in any manner responsible for ensuring compliance by the Subscriber with such restrictions).

13.      RELIANCE UPON REPRESENTATIONS AND WARRANTIES

The Subscriber acknowledges that the representations and warranties contained in this Subscription Agreement are made by it with the intent that they may be relied upon by the Company in determining the Subscriber's eligibility to purchase the Special Warrants, and the Subscriber hereby agrees to indemnify the Company and its directors, officers, employees and agents against all losses, claims, costs, expenses and damages or liabilities that they may suffer or incur caused or arising from their reliance thereon. The foregoing representations and warranties survive the purchase by the Subscriber of the Special Warrants and continue in full force and effect as set forth in section 14.

14.      SURVIVAL

This Subscription Agreement, including without limitation the representations, warranties and covenants contained herein, survives and continues in full force and effect and is binding upon the Subscriber for a period of three years, notwithstanding the completion of the purchase of the Special Warrants by the Subscriber, the completion of the issue of the Special Warrants by the Company and any subsequent disposition by the Subscriber of the Securities.

15.      CONTRACTUAL RIGHTS OF ACTION

By its acceptance of this Subscription Agreement, the Company grants to each Subscriber the contractual right of action for rescission in the form set out in SCHEDULE "C" and the Subscriber agrees to assign and explicitly extend the benefit of such right (but without liability to a purchaser) to any permitted assignee or transferor of the Special Warrants. The above rights are in addition to any other rights or remedies available to the Special Warrant holder under section 130 of the SECURITIES ACT (Ontario), equivalent provisions of the securities legislation of any other province of Canada in which purchasers of Special Warrants are resident and otherwise at law, and are subject to the defences described under such legislation. The Subscriber expressly waives and releases the Company, to the fullest extent permitted by law, from all rights of withdrawal to which the Subscriber might otherwise be entitled pursuant to subsection 71(2) of the SECURITIES ACT (Ontario) and equivalent provisions of the securities legislation of any other province of Canada.

16.      COMMISSION TO THE AGENTS

You understand that upon completion of the sale by the Company of the Special Warrants, the Lead Agent, on behalf of the Agents, will receive from the Company on the Closing Date a cash commission (the "COMMISSION") equal to 7% of the gross proceeds from the Offering.

In addition, subject to regulatory approval, the Company will grant to the Agents a special compensation option (the "SPECIAL COMPENSATION OPTION") exercisable for a compensation option (the "COMPENSATION OPTION") which, upon exercise will entitle the Agent to purchase the number of Units equal to 10% of the total number of Special Warrants sold at a price per Unit that is equal to the Issue Price of each Special Warrant, for a period of two years from the Closing Date.

17.      COSTS

You acknowledge and agree that, except as specified in the Agency Agreement, all costs and expenses incurred by you (including any fees and disbursements of any special counsel retained by you) relating to the purchase of the Special Warrants by you shall be borne by you.

18.      ASSIGNMENT

None of the parties to this Subscription Agreement may assign any rights or benefits under this Subscription Agreement, including the benefit of any representation, warranty or covenant, without the prior written consent of the other parties.

19.      ENUREMENT

This Subscription Agreement enures to the benefit of and is binding upon the parties and their respective heirs, executors, administrators and other legal representatives, successors (including any successor by reason of amalgamation or statutory arrangement of any party) and permitted assigns.

20.      ENTIRE AGREEMENT

This Subscription Agreement constitutes the entire agreement of the parties relating to the subject matter hereof and there are no representations, covenants or other agreements relating to the subject matter hereof except as stated or referred to in this Subscription Agreement.

21.      LANGUAGE

The undersigned hereby acknowledges that it has consented and requested that all documents evidencing or relating in any way to the sale of the Special Warrants be drawn up in the English language only. Nous, soussignes, reconnaissons par les presentes avoir consenti et demande que tous les documents faisant foi ou se rapportant de quelque maniere a la vente de ces actions soient rediges en anglais seulement.

22.      TIME OF ESSENCE

Time is of the essence of this Subscription Agreement.

23.      COUNTERPARTS, ETC.

This Subscription Agreement may be executed in several counterparts, each of which when so executed is deemed to be an original and such counterparts together constitute one and the same instrument. Counterparts may be executed either in original or faxed form and the parties adopt any signatures received by a receiving fax machine as original signatures of the parties.

24.      EFFECT OF HEADINGS

The section and paragraph headings herein are for convenience only and do not affect the construction hereof.

25.      SEVERABILITY

The invalidity or enforceability of any provisions hereof in no way affect the validity or enforceability of any other provision.

26.      GOVERNING LAW

This Subscription Agreement is governed by the laws of the Province of British Columbia and the laws of Canada applicable therein. The Subscriber irrevocably attorns to the non-exclusive jurisdiction of the court of the Province of British Columbia.

27.      CURRENCY

All references in this Agreement to currency amounts are indicated in terms of Canadian dollars.

                                  SCHEDULE "A"
                       VOICE MOBILITY INTERNATIONAL, INC.

                                   TERM SHEET


THE ISSUER:                   Voice Mobility International, Inc. (the "Company").

OFFERING:                     Special Warrants at a price of Cdn.$2.00 per Special Warrant (the "Issue Price") for aggregate gross proceeds of up to Cdn. $15,000,000.

TERMS OF SPECIAL WARRANTS:    Each Special Warrant is exercisable, without payment of additional consideration, into one Unit of the Company (a "Unit"). Each Unit consists of one Common Share (a "Unit Share") and one-half Warrant of the Company. Each whole Warrant (a "Warrant") entitles the holder to acquire one Common Share
                              (a "Warrant Share") at a price of Cdn.$2.25 at any time on or before a date which is two years from the Closing Date. The Units, Unit Shares, Warrants and Warrant Shares are collectively referred to as the "Underlying Securities").

MINIMUM SUBSCRIPTION          75,000 Special Warrants (Cdn.$150,000) in the Province of Ontario and such other minimum number of
                              Special Warrants as is prescribed by securities legislation in other Qualifying Jurisdictions.

CLOSING DATE:                 March 27, 2001, or such other date as is agreed upon by the Lead Agent and the Company
                              (the "Closing Date").

QUALIFYING JURISDICTIONS:     Ontario, British Columbia, Alberta, the United States of America (and such other jurisdictions as are agreed upon by the Company and the Lead Agent).

SPECIAL WARRANTS:             The Special Warrants will be issued pursuant to a special warrant indenture containing standard anti-dilution protections (including in the case of dividends paid in the ordinary course), which protections will be operative from the Closing Date. The Special Warrants are exercisable by the holders thereof at any time after their issuance and, if not previously exercised or repurchased, will be deemed to be exercised immediately prior to 4:30 p.m. (Toronto time) on the business day
                              (the "Qualification Deadline") which is the latest of: (i) the date a registration statement with regard to the resale of the Special Warrants, Unit Shares and Warrants and the issuance of the Warrant
                              Shares is declared effective by the United States Securities and Exchange Commission under the
                              UNITED STATES SECURITIES ACT OF 1933, as amended, and (ii) the date a receipt is issued by the last of the securities regulatory authorities in each of the jurisdictions in Canada set out as Qualifying
                              Jurisdictions in the Term Sheet where purchasers of Special Warrants are resident as at the Closing
                              Date for a final prospectus qualifying the issuance of the Unit Shares and the Warrants for distribution in the Canadian Jurisdictions; and (iii) the day preceding the date the listing of the
                              Company's common shares on The Toronto Stock Exchange becomes effective, being the time its common shares are posted for trading.

ESCROW:                       The net proceeds (gross proceeds less Agents' fees and expenses) from the sale of the Special Warrants will be deposited in escrow with a trust company mutually agreeable to the Company and the Lead Agent, to be released to the Company on the exercise or deemed exercise of the Special Warrants, provided that certain subscribers ("Non-Escrowed Subscribers") may agree to permit the release of their subscription proceeds to the Company on the Closing Date. The subscription proceeds from the balance of the Subscribers ("Escrowed Subscribers") shall be held in escrow as provided above. Notwithstanding the above, net proceeds that are required to be deposited in escrow for the purpose of obtaining approval to list the Company's common shares on The Toronto Stock Exchange shall not be released to the Company on the Closing Date, but shall be deposited in escrow as provided above.



EXCHANGE, PENALTY AND
REPURCHASE PROVISIONS:        The Company will use its best efforts to file a prospectus qualifying the Unit Shares and Warrants to be issued in exchange for the Special Warrants in Ontario (and such other provinces as may be agreed to by the Company and the Lead Agent) as soon as practicable after the Closing Date. If the
                              Qualification Deadline has not occurred on or prior to the date that is 120 days following the
                              Closing Date or such later date as may be determined at the sole discretion of the Lead Agent, each
                              Special Warrant will be exercisable for 1.1 Units. The Company will continue to use all reasonable commercial efforts to obtain a receipt for the prospectus after 120 days after the Closing Date.

                              In the event a TSE listing of the Company's Common Shares has not been achieved prior to the date six (6) months following the Closing Date, the Escrowed Subscribers shall be entitled, at their option
                              (the "Repurchase Option"), until the Time of Expiry, to require the Company to repurchase their
                              Special Warrants from legally available funds at the Issue Price plus accrued interest.

LEAD AGENT:                   Loewen, Ondaatje, McCutcheon Limited

CO-AGENTS:                    Acumen Capital Finance Partners Limited
                              Paradigm Capital Inc.

AGENTS' COMMISSION:           The Agents will be paid at the closing of the sale of Special Warrants a commission of 7% of the gross proceeds of this Offering, which commission and the expenses of the Agents (including the fees of the
                              Agents' legal counsel) will be fully paid in cash on the Closing Date out of the proceeds of the
                              Offering. In addition, the Agents shall receive a Special Compensation Option, exercisable for a
                              Compensation Option which, in the aggregate, upon exercise will entitle the Agents to purchase for a period of two years from the Closing Date the number of Units that is equal to 10% of the number of
                              Special Warrants sold, at a price per Unit that is equal to the issue price of each Special Warrant.
                              The terms of the commission, the Special Compensation Option and the Compensation Option shall be subject to regulatory approval.

SUBSCRIPTION:                 Persons wishing to subscribe for Special Warrants must complete and sign a Subscription Form and deliver a cheque to the Lead Agent not later than one business day prior to the Closing Date.

USE OF PROCEEDS:              The proceeds from the sale of the Special Warrants will be expended by the Company to finance its growth strategy. Specifically, the proceeds will be allocated to sales and marketing, research and development, working capital purposes and potential acquisitions.

RESALE RESTRICTIONS:          The Special Warrants will be issued pursuant to exemptions from prospectus requirements of applicable securities legislation and will be subject to resale restrictions under that legislation.

                              If the Company is unable to obtain a receipt for a final prospectus in any Qualifying Jurisdiction and an effective Registration Statement, the Underlying Securities will be subject to statutory hold periods during which time these securities may not be resold in such Qualifying Jurisdictions.

                              In addition, if any Special Warrants are exercised prior to the issuance of receipts for a final prospectus and/or an effective Registration Statement by the securities commissions in any of the
                              Qualifying Jurisdictions, the Underlying Securities will be subject to statutory restrictions on resale.

                              The Company intends to file a prospectus to qualify the Underlying Securities only in the Qualifying
                              Jurisdictions. Accordingly, the Underlying Securities that are acquired outside of the Qualifying Jurisdictions may be subject to resale restrictions.

                              The Special Warrants are not transferable without the prior written consent of the Company. This restriction shall not, however restrict the exercise of the Special Warrants for the Units. Absent an effective Registration Statement, the Warrants are not transferable without the prior written consent of the Company.

FOREIGN SALES:                The Special Warrants may be sold outside of Canada pursuant to applicable exemptions.

                                  SCHEDULE "B"
                                  FORM 20A (IP)

                        SECURITIES ACT (BRITISH COLUMBIA)

ACKNOWLEDGEMENT OF INDIVIDUAL PURCHASER

1. I have agreed to purchase from Voice Mobility International, Inc. (the "Issuer")

                                         Special Warrants (the "Securities") of
         ------------------------------- the Issuer.
          [number of Special Warrants]

2. I am purchasing the Securities as principal and, on closing of the agreement of purchase and sale, I will be the beneficial owner of the Securities.

3. I [circle one] have/have not received an offering memorandum describing the Issuer and the Securities.

4.       I acknowledge that:

         (a) no securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities, AND

         (b) there is no government or other insurance covering the Securities, AND

         (c)      I may lose all of my investment, AND

         (d) there are restrictions on my ability to resell the Securities and it is my responsibility to find out what those restrictions are and to comply with them before selling the Securities, AND

         (e) I WILL NOT receive a prospectus that the BRITISH COLUMBIA SECURITIES ACT (the "Act") would otherwise require be given to me because the Issuer has advised me that it is relying on a prospectus exemption, AND

         (f) because I am not purchasing the Securities under a prospectus, I will not have the civil remedies that would otherwise be available to me, AND

         (g) the Issuer has advised me that it is using an exemption from the requirement to sell through a dealer registered under the Act, except purchases referred to in paragraph 5(g), and as a result I do not have the benefit of any protection that might have been available to me by having a dealer act on my behalf.

5.    I also acknowledge that: [CIRCLE ONE]

         (a) I am purchasing Securities that have an aggregate acquisition cost of $97,000 or more, OR

         (b) my net worth, or my net worth jointly with my spouse at the date of the agreement of purchase and sale of the securities, is not less than $400,000, OR

         (c) my annual net income before tax is not less than $75,000, or my annual net income before tax jointly with my spouse is not less than $125,000, in each of the two most recent calendar years, and I reasonably expect to have annual net income before tax of not less than $75,000 or annual net income before tax jointly with my spouse of not less than $125,000 in the current calendar year, OR

         (d)      I am registered under the Act, OR

         (e) I am a spouse, parent, brother, sister or child of a senior officer or director of the Issuer, or of an affiliate of the Issuer, OR

         (f) I am a close personal friend of a senior officer or director of the Issuer, or of an affiliate of the Issuer, OR

         (g) I am purchasing securities under section 128(c) ($25,000 - registrant required) of the Rules, and I have spoken to a person [NAME OF REGISTERED PERSON:] ------------------------- (the "Registered Person") who has advised me that the Registered Person is registered to trade or advise in the Securities and that the purchase of the Securities is a suitable investment for me.

6. If I am an individual referred to in paragraph 5(b), 5(c), or 5(d), I acknowledge that, on the basis of information about the Securities furnished by the Issuer, I am able to evaluate the risks and merits of the Securities because: [CIRCLE ONE]

         (a) of my financial, business or investment experience, OR (b) I have received advice from a person [NAME OF ADVISER:]

                                           (the "Adviser") who has advised me
                  -------------------------
                  that the Adviser is:

                  (i) registered to advise, or exempted from the requirement to be registered to advise, in respect of the Securities, and

                  (ii) not an insider of, or in a special relationship with, the Issuer.


The statements made in this report are true.

DATED                   , 2001.
      -----------------
                                                 -------------------------------
                                                      Signature of Purchaser

                                                 -------------------------------
                                                        Name of Purchaser

                                                 -------------------------------

                                                 -------------------------------
                                                       Address of Purchaser

                                  SCHEDULE "C"

                   CONTRACTUAL RIGHT OF ACTION FOR RESCISSION

(1) In the event that a holder of Special Warrants, who acquires Unit Shares and Warrants of the Company upon the exercise of the Special Warrants, is or becomes entitled under Applicable Securities Laws to the remedy of rescission by reason of the Prospectus qualifying the distribution of the Unit Shares and Warrants on exercise of the Special Warrants, or any amendment thereto, containing a misrepresentation, the Subscriber is entitled to rescission not only of the Subscriber's exercise of its Special Warrants but also of the private placement transaction pursuant to which the Special Warrants were initially acquired, and is entitled in connection with such rescission to a full refund of all consideration paid to the Company on the acquisition of the Special Warrants. The provisions hereof are a direct contractual right extended by the Company alone (but specifically not by the directors or officers of the Company or by the Agent) to holders of Special Warrants, permitted assignees of such holders and to holders of Unit Shares and Warrants acquired by such holders on exercise of the Special Warrants, and are in addition to any other right or remedy available to a holder of Special Warrants under section 130 of the SECURITIES ACT (Ontario), equivalent provisions of the securities legislation of any other province of Canada in which Special Warrant purchasers are resident, or otherwise at law, and are subject to the provisions of section (2) below, and the defences, limitations and other provisions described under the Applicable Securities Laws or otherwise available.

(2) No action may be commenced to enforce the foregoing rights of action for rescission more than 180 days after the Closing Date.

(3) The Company agrees that the benefit of the covenant contained in section (1) above is deemed to pass with any permitted and lawful assignment or transfer of Special Warrants in accordance with the Special Warrant Indenture and the Subscriber agrees to extend explicitly the benefit of such covenant (but without liability to the Subscriber) to any permitted and lawful assignee or transferee of Special Warrants registered in the name of the Subscriber.

(4) All capitalized terms in this Schedule that are defined in the Subscription Agreement between the Subscriber and the Company have the meanings given to them in the Subscription Agreement.

                                  SCHEDULE "D"

                    FORM OF DECLARATION FOR REMOVAL OF LEGEND


TO:   VOICE MOBILITY INTERNATIONAL, INC.

         The undersigned (a) acknowledges that the sale of the securities of Voice Mobility International, Inc. (the "Company") to which this declaration relates is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the "1933 Act") and (b) certifies that (1) it is not an affiliate of the Company (as defined in Rule 405 under the 1933 Act), (2) the offer of such securities was not made to a person in the United States and either (A) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believe that the buyer was outside the United States, or (B) the transaction was executed on or through the facilities of The Toronto Stock Exchange or any other designated offshore securities market, as defined in Regulation S, and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States, (3) neither the seller nor any affiliate of the seller nor any person acting on any of their behalf has engaged or will engage in any directed selling efforts in the United States in connection with the offer and sale of such securities, (4) the sale is BONA FIDE and not for the purpose of "washing off" the resale restrictions imposed because the securities are "restricted securities" (as such term is defined in Rule 144(a)(3) under the 1933 Act), (5) the seller does not intend to replace the securities sold in reliance on Rule 904 of the 1933 Act with fungible unrestricted securities and (6) the contemplated sale is not a transaction, or part of a series of transactions which, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the 1933 Act. Terms used herein have the meanings given to them by Regulation S.


Dated:                               By:
                                        ----------------------------------------

                                     Name:
                                          --------------------------------------

                                     Title:
                                           -------------------------------------

                                  SCHEDULE "E"

                   CERTIFICATION BY FOREIGN PORTFOLIO MANAGER

The undersigned is purchasing securities of Voice Mobility International, Inc. (the "Issuer").

The undersigned hereby certifies that:

         (a) it is purchasing securities of the Issuer on behalf of managed accounts for which it is making the investment decision to purchase these securities and has full discretion to purchase or sell securities for such accounts without requiring the client's express consent to a transaction;

         (b) it carries on the business of managing the investment portfolios of clients through discretionary authority granted by those clients (a "portfolio manager" business) in -------- [jurisdiction], and it is permitted by law to carry on a portfolio manager business in that jurisdiction;

         (c) it was not created solely or primarily for the purpose of purchasing securities of the Issuer;

         (d) the total asset value of the investment portfolios it manages on behalf of clients is not less than $20,000,000; and

         (e) the Issuer has provided it with a list of the directors, senior officers and other insiders of the Issuer, and the persons that carry on investor relations activities for the Issuer (which list is attached as a schedule to this Form), and it does not believe, and has no reasonable grounds to believe, that any of those persons has a beneficial interest in any of the managed accounts for which it is purchasing, except as follows:

----------------------------------------------------------
(name of insider(s) or person(s) carrying on investor relations activities for the Issuer that have a beneficial interest in an account)

The undersigned acknowledges that it is bound by the provisions of the British Columbia SECURITIES ACT including, without limitation, sections 87 and 111 concerning the filing of insider reports and reports of acquisitions.


                                           Dated at
                                                    ----------------------------

                                           this      day of               , 2001
                                                ----        --------------

                                           -------------------------------------
                                           (Name of Purchaser - please print)

                                           -------------------------------------
                                           (Authorized Signature)

                                           -------------------------------------
                                           (Official Capacity - please print)

                                           -------------------------------------
                                           (please print name of individual
                                           whose signature appears above, if
                                           different from name of purchaser
                                           printed above)

                   SUBSCRIPTION AGREEMENT FOR SPECIAL WARRANTS
              (FOR NON-ESCROWED CANADIAN AND NON-U.S. SUBSCRIBERS)
                         (THE "SUBSCRIPTION AGREEMENT")


 THE SECURITIES SUBSCRIBED FOR HEREIN HAVE NOT BEEN AND WILL NOT BE REGISTERED
     UNDER THE UNITED STATES SECURITIES ACT OF 1933 AND, SUBJECT TO CERTAIN EXCEPTIONS, MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO A U.S. PERSON

To:     VOICE MOBILITY INTERNATIONAL, INC.

And to: Loewen, Ondaatje, McCutcheon Limited, Acumen Capital Finance Partners
        Limited and Paradigm Capital Inc.

ONE COMPLETED AND ORIGINALLY EXECUTED COPY OF THIS SUBSCRIPTION AGREEMENT AND APPLICABLE SCHEDULES MUST BE DELIVERED IN ACCORDANCE WITH SECTION 6 OF THIS SUBSCRIPTION AGREEMENT AS SOON AS POSSIBLE, AND, IN ANY EVENT, NO LATER THAN 4:00 P.M. (TORONTO TIME) ON MARCH 26, 2001 TO:

         ATTENTION: CLAUDIA MARTINS, LOEWEN, ONDAATJE, MCCUTCHEON LIMITED,
                    HAZELTON LANES, EAST TOWER
                    55 AVENUE ROAD, SUITE 2250, TORONTO, ON M5R 3L2,
                    TEL (416) 964-4456, FAX (416) 964-4333

The undersigned (the "Subscriber" or "you") hereby confirms its irrevocable subscription for and offer to purchase from Voice Mobility International, Inc. ("Voice Mobility" or the "Company") that number of special warrants of the Company (the "Special Warrants") set out below, at a price of Cdn$2.00 per Special Warrant (the "Issue Price"), pursuant to the terms and conditions of this Subscription Agreement and in accordance with the Agency Agreement (as defined below). The Subscriber agrees to be bound by the terms of this Subscription Agreement and, without limitation, agrees that the Company and the Agents (as defined below) may rely upon its covenants, representations and warranties.

____________________________________________________________  _________________________________________________________________

                                                               NUMBER OF SPECIAL WARRANTS:
------------------------------------------------------
(Name of Subscriber - please print)
Account Reference:                                             AGGREGATE SUBSCRIPTION PRICE: $
                  ------------------------------------                                        ---------------------------------
                                                                                            (the "Aggregate Subscription Price")

                                                               The Subscribers agrees to permit the release of its subscription
By:                                                            proceeds to the Company on closing ("Non-Escrowed Subscribers").
   --------------------------------------------------
Authorized Signature
                                                               _________________________________________________________________

                                                               _________________________________________________________________

                                                               IF THE SUBSCRIBER IS SIGNING AS AGENT FOR A PRINCIPAL (BENEFICIAL
                                                               PURCHASER) AND IS NOT A TRUST COMPANY OR A PORTFOLIO MANAGER
-----------------------------------------------------          PURCHASING AS TRUSTEE OR AGENT FOR ACCOUNTS FULLY MANAGED BY
(Official Capacity or Title - please print)                    IT, COMPLETE THE FOLLOWING:

-----------------------------------------------------          ---------------------------------------------------------------
(Please print name of individual whose signature               (Name of Principal)
appears above if different than the name of the
subscriber printed above.)

                                                               ---------------------------------------------------------------
                                                               (Principal's Address)

-----------------------------------------------------          ---------------------------------------------------------------
(Subscriber's Address)
                                                               ---------------------------------------------------------------
                                                               _________________________________________________________________

                                                               _________________________________________________________________
------------------------------------------------------         DELIVER THE SPECIAL WARRANTS AS SET OUT BELOW:
(Telephone Number)
____________________________________________________________
                                                               ---------------------------------------------------------------
                                                               (Name)

____________________________________________________________
REGISTER THE SPECIAL WARRANTS AS SET OUT BELOW:                ---------------------------------------------------------------
                                                               (Account Reference, if applicable)
------------------------------------------------------
(Name)                                                         ---------------------------------------------------------------
                                                               (Address)
------------------------------------------------------
(Account Reference, if applicable)                             ---------------------------------------------------------------
                                                               (Contact Name)                             (Telephone Number)
------------------------------------------------------
(Address)                                                      __________________________________________________________________

------------------------------------------------------         __________________________________________________________________
(Telephone Number)                                             NUMBER OF SHARES OF THE COMPANY HELD BY THE SUBSCRIBER EXCLUDING
                                                               THOSE BEING SUBSCRIBED FOR:
____________________________________________________________  _________________________________________________________________


ACCEPTANCE: The Company hereby accepts the above subscription and the Company represents and warrants to the Subscriber that the representations and warranties made by the Company to the Agents in the agency agreement (the "Agency Agreement") are true and correct in all material respects as of this date (save and except as waived by the Lead Agent, as defined below) and that the
Subscriber is entitled to rely thereon.

VOICE MOBILITY INTERNATIONAL, INC.                                                                                          , 2001
                                                                                                        --------------------

                                                                                                     ________________________

By:                                                                                                  No:
   ----------------------------------------                                                          ________________________



   NOTE: PLEASE ALSO COMPLETE AND SIGN SCHEDULE "B", IF YOU ARE AN INDIVIDUAL

                           THE TORONTO STOCK EXCHANGE
                 PRIVATE PLACEMENT QUESTIONNAIRE AND UNDERTAKING

To be completed by each proposed placement purchaser of listed securities or securities which are convertible into listed securities.

                                  QUESTIONNAIRE

1. DESCRIPTION OF TRANSACTION

   (a) Name of issuer of the Securities VOICE MOBILITY INTERNATIONAL, INC.
                                        ----------------------------------------

       -------------------------------------------------------------------------

   (b) Number and Class of Securities to be Purchased
                                                      --------------------------
   (c) Purchase Price
                      ----------------------------------------------------------

       -------------------------------------------------------------------------

2. DETAILS OF PURCHASER

   (a) Name of Purchaser
                        --------------------------------------------------------
   (b) Address
              ------------------------------------------------------------------

   (c) Names and addresses of persons having a greater than 10% beneficial interest in the purchaser
                                ------------------------------------------------
       -------------------------------------------------------------------------

3. RELATIONSHIP TO ISSUER

   (a) Is the purchaser (or any person named in response to 2(c) above) an insider of the issuer for the purposes of the Ontario Securities Act (before giving effect to this private placement)? If so, state the capacity in which the purchaser (or person named in response to 2(c)) qualifies as an insider
                               -------------------------------------------------

   (b) If the answer to (a) is "no", are the purchaser and the issuer controlled by the same person or company? If so, give details
                                                         -----------------------
4. DEALINGS OF PURCHASER IN SECURITIES OF THE ISSUER

   Give details of all trading by the purchaser, as principal, in the securities of the issuer (other than debt securities which are not convertible into equity securities), directly or indirectly, within the 60 days preceding the date hereof

              -----------------------------------------------------------------
              -----------------------------------------------------------------

                                   UNDERTAKING

TO:  The Toronto Stock Exchange

The undersigned has subscribed for and agreed to purchase, as principal, the securities described in Item 1 of this Private Placement Questionnaire and Undertaking.

The undersigned undertakes not to sell or otherwise dispose of any of the said securities so purchased or any securities derived therefrom for a period of six months from the date of the closing of the transaction herein or for such period as is prescribed by applicable securities legislation, whichever is longer, without the prior consent of The Toronto Stock Exchange and other regulatory body having jurisdiction.

DATED AT
        ------------------------------  ----------------------------------------
                                              (Name of Purchaser - please print)
this      day of                , 2001
     ----        ---------------        ----------------------------------------
                                                          (Authorized Signature)


                                        ----------------------------------------
                                              (Official Capacity - please print)

                                          (please print here name of individual
                                          whose signature appears above, if
                                          different from name of purchaser
                                          printed above)

                              TERMS AND CONDITIONS
1.       SUBSCRIPTION

We confirm your agreement to purchase, on and subject to the terms and conditions in this Subscription Agreement and in the Agency Agreement, from the Company the number of Special Warrants set out on the face page of this Subscription Agreement at a price of $2.00 per Special Warrant payable as described in section 6 of this Subscription Agreement. The Special Warrants you are purchasing form part of a larger offering (in Canada, the United States and elsewhere) of Special Warrants (the "OFFERING") by the Company pursuant to an agency agreement (the "AGENCY AGREEMENT") to be entered into by Loewen, Ondaatje, McCutcheon Limited ("LOM" or the "LEAD AGENT"), Acumen Capital Finance Partners Limited, Paradigm Capital Inc. (collectively the "AGENTS"), and the Company.

2.       DESCRIPTION OF SPECIAL WARRANTS

         (a) Attached as SCHEDULE "A" to this Subscription Agreement is a term sheet (the "TERM SHEET") containing a summary of the terms and conditions pertaining to the Special Warrants and the Offering. The description of the Special Warrants contained in the Term Sheet and this Subscription Agreement is a summary only and is subject to the detailed provisions of a special warrant indenture (the "Special Warrant Indenture") to be dated as of the Closing Date and to be entered into between the Company and Computershare Trust Company of Canada (or another trust company that may be agreed to by the Company and the Lead Agent), in its capacity as special warrant agent and trustee thereunder (the "TRUSTEE").

         (b) Upon exercise (which term shall include deemed exercise) of the Special Warrants, in accordance with their terms, the holder will, without payment of any additional consideration, be issued one unit ("UNIT") in respect of each Special Warrant exercised. Each Unit will consist of one common share in the capital of the Company, as presently constituted ("UNIT SHARE"), and one half of one non-transferable share purchase warrant ("Warrant"). Each whole Warrant entitles the holder to purchase one additional common share in the capital of the Company, as presently constituted (a "WARRANT SHARE"), at a price that is equal to $2.25 at any time on or before the date which is two years from the Closing Date (as defined in paragraph 4 below). The description of the Warrants contained in the Term Sheet and this Subscription Agreement is a summary only and is subject to the detailed provisions of a warrant indenture (the "WARRANT INDENTURE") to be dated as of the Closing Date and to be entered into between the Company and Computershare Trust Company of Canada (or another trust company that may be agreed to by the Company and the Lead Agent), in its capacity as warrant agent and trustee thereunder.

         (c) The Special Warrants will be exercisable on any business day during business hours during the period (the "Exercise Period") commencing on the Closing Date and ending at 4:30 p.m. (Toronto time) (the "Time of Expiry") on the business day (the "QUALIFICATION DEADLINE") which is the latest of (i) the date a registration statement (the "REGISTRATION STATEMENT") with regard to the resale of the Special Warrants, Unit Shares and Warrants and the issuance of the Warrant Shares is declared effective by the United States Securities and Exchange Commission (the "SEC") pursuant to the UNITED STATES SECURITIES ACT OF 1933, as amended (the "1933 ACT"), and (ii) the date a receipt is issued by the last of the securities regulatory authorities in each of the jurisdictions in Canada set out as Qualifying Jurisdictions in the Term Sheet where purchasers of Special Warrants are resident as at the Closing Date (the "CANADIAN JURISDICTIONS") for a final prospectus (the "PROSPECTUS") qualifying the issuance of the Unit Shares and the Warrants for distribution in the Canadian Jurisdictions to holders of Special Warrants upon their exercise; and (iii) THE DAY PRECEDING THE DATE THE LISTING OF THE COMPANY'S COMMON SHARES ON THE TORONTO STOCK EXCHANGE BECOMES EFFECTIVE, BEING THE TIME ITS COMMON SHARES ARE POSTED FOR TRADING.

         (d) If any Special Warrants have not been exercised by the holders or repurchased by the Company during the Exercise Period, such Special Warrants will be deemed to have been exercised by the holders immediately prior to the Time of Expiry without any further action on the part of such holders. If the Qualification Deadline has not occurred on or prior to the date that is 120 days following the Closing Date or such later date as may be determined at the sole discretion of the Lead Agent, each Special Warrant will be exercisable for 1.1 Units.

         (e) Immediately upon receipt, the net proceeds from the Offering (gross proceeds less the Agents' fees and expenses), will be deposited in escrow with the Trustee on the Closing Date, to be held in escrow pursuant to the Special Warrant Indenture and will be released to the Company on the exercise or deemed exercise of the Special Warrants, provided that certain subscribers ("NON-ESCROWED SUBSCRIBERS") may agree to permit the release of their subscription proceeds to the Company on the Closing Date. The subscription proceeds from the balance of the Subscribers ("ESCROWED SUBSCRIBERS") shall be held in escrow as provided above. Notwithstanding the above, net proceeds that are required to be deposited in escrow for the purpose of obtaining approval to list the Company's common shares on The Toronto Stock Exchange shall not be released to the Company on the Closing Date, but shall be deposited in escrow as provided above.

         (f) In the event that a listing of the Company's common shares on The Toronto Stock Exchange has not become effective by the date that is six months following the Closing Date, then each of the Escrowed Subscribers will be entitled, at their option (the "Repurchase Option") until the Time of Expiry, to require the Company to repurchase the Special Warrants held by such holder, from legally available funds, plus such holder's portion of the interest earned by the Trustee under the Special Warrant Indenture. If the funds of the Company legally available for repurchase of such Special Warrants are insufficient to repurchase the total number of Special Warrants to be repurchased, those funds which are legally available will be used to repurchase the maximum number of such Special Warrants rateably among the Escrowed Subscribers who have exercised the Repurchase Option. Thereafter, as additional funds of the Company become legally available for such repurchase, such funds shall be used quarterly to repurchase the Special Warrants until all Special Warrants covered by exercised Repurchase Options have been exercised.

         (g) The Subscriber acknowledges and agrees that the specific rights of the holders of Special Warrants and the detailed terms of the Special Warrants will be set forth in and subject to the Special Warrant Indenture.

         (h) Since the Company is not currently a "reporting issuer" in any of the Canadian Jurisdictions or elsewhere in Canada, the Special Warrants and the Unit Shares and Warrants issuable upon the exercise or deemed exercise of the Special Warrants will be subject to resale restrictions under the applicable securities laws, rules, regulations and policies of the Province of British Columbia, the jurisdiction in which the Subscriber is resident, and any jurisdiction in which a subsequent trade may be proposed, until such time as: (i) the Company becomes a "reporting issuer" under such laws and the appropriate "hold periods", if any, under such laws have expired; (ii) a further statutory exemption from the registration and prospectus requirements of such laws may be relied upon by the holder; or (iii) an appropriate discretionary order or ruling is obtained under such laws to permit the transfer by the Subscriber of its securities. The resale or other transfer of the Special Warrants, Unit Shares, Warrants and the issuance of the Warrant Shares will also be restricted under the 1933 ACT until the Registration Statement has become effective. The Company does not expect that the Company's common shares will be listed on any exchange or that the Company will become a "reporting issuer" in any of the Canadian Jurisdictions until the Registration Statement has become effective.

                  The Company has agreed to use its reasonable best efforts to file, clear, and obtain a receipt for the Prospectus in each of the Canadian Jurisdictions set out as Qualifying Jurisdictions in the Term Sheet. The Company has also agreed to file and use its reasonable best efforts to prosecute to effectiveness the Registration Statement. In the event that the Company is unable to obtain a receipt for the Prospectus in a Canadian Jurisdiction, the Special Warrants, Unit Shares, Warrants and Warrant Shares (collectively the "SECURITIES") will be subject to statutory resale restrictions under the applicable securities legislation of that Canadian Jurisdiction and the applicable hold period for such Securities may never expire. Statutory restrictions may apply on the resale of the Special Warrants, Unit Shares, Warrants and Warrant Shares that are acquired prior to the issuance of receipts for the Prospectus by the securities regulatory authority in any of the Canadian Jurisdictions. In addition, if the Company does not cause the Registration Statement to become effective, the resale of the Special Warrants, Unit Shares, Warrants and the issuance of the Warrant Shares will continue to be restricted under the 1933 ACT and would be permissible only in accordance with a statutory or regulatory exemption from registration under the 1933 ACT. Subscribers are advised to consult their own legal advisors in this regard.

3.       ACCEPTANCE AND REJECTION OF SUBSCRIPTION BY THE COMPANY

The Subscriber understands and agrees that the Company reserves the right, in its absolute discretion, to reject the Subscriber's subscription for Special Warrants in whole or in part, in any order, at any time prior to the Closing Time (as defined in section 4 below) notwithstanding prior receipt by the Subscriber of notice of acceptance of the Subscriber's subscription and, if accepted only in part, a proportionate amount of the Aggregate Subscription Price will be returned to the Subscriber without interest.

4.       CLOSING

The closing of the Offering (the "CLOSING") will be completed at the offices of Catalyst Corporate Finance Lawyers, Suite 1400, 1055 West Hastings Street, Vancouver, BC, V6E 2E9, at 9:00 a.m. (Vancouver time) (the "CLOSING TIME") on March 27, 2001 or such other place or date or time as the Company and the Lead Agent may mutually agree (the "Closing Date"), provided that delivery of the signed Special Warrants and Special Compensation Options shall be made to the Lead Agent's counsel, Fraser Milner Casgrain LLP, Suite 4100, 1 First Canadian Place, Toronto, Ontario M5X 1B2, at or prior to that time. If by the Closing Time, the terms and conditions contained in this Subscription Agreement and the Agency Agreement have been complied with to the satisfaction of the Agents or waived by them, the Agents will deliver to the Company all completed Subscription Agreements, and will deliver to or to the direction of the Company, the subscription funds against delivery by the Company of the Special Warrants and such other documentation as may be required. If by the Closing Time, the terms and conditions contained in this Subscription Agreement and the Agency Agreement have not been complied with to the satisfaction of the Agents or waived by them, any cheques or bank drafts delivered by the Subscriber to the Agents representing the purchase price for Special Warrants will be promptly returned to the Subscriber without interest.

5.       FACSIMILED SUBSCRIPTIONS

The Company and the Agents will be entitled to rely on delivery by facsimile of an executed copy of this Subscription Agreement, and acceptance by the Company of such facsimile copy will be legally effective to create a valid and binding agreement between you and the Company in accordance with the terms hereof.

6.       CONDITIONS OF CLOSING

The sale of the Special Warrants to the Subscriber is subject to the following conditions:

         (a) Payment of the "Aggregate Subscription Price", as defined on the face page hereof, shall be paid by you as soon as possible and in any event no later than 12:00 noon (Toronto time) on March 27, 2001. Payment must be made by certified cheque or bank draft in Canadian dollars payable to "Loewen, Ondaatje, McCutcheon Limited", "Acumen Capital Finance Partners Limited", "Paradigm Capital Inc." or payable in such other manner as may be specified by the Agents.

         (b) One completed and signed copy of this Subscription Agreement and one completed and signed Private Placement Questionnaire and Undertaking for The Toronto Stock Exchange must be delivered to Claudia Martins at Loewen, Ondaatje, McCutcheon Limited, Hazelton Lanes, East Tower, 55 Avenue Road, Suite 2250, Toronto, ON M5R 3L2, Tel (416) 964-4456, Fax (416)
                  964-4333, as soon as possible, and in any event, no later than 4:00 p.m. (Toronto time) on March 26, 2001.

         (c) If the Subscriber is an individual to whom paragraph 9(A)(3) applies, the Subscriber must also complete, sign and deliver the Form 20A(IP) in the form annexed to this Subscription Agreement as SCHEDULE "B", as required by the British Columbia Securities Commission to Claudia Martins at Loewen, Ondaatje, McCutcheon Limited, Hazelton Lanes, East Tower, 55 Avenue Road, Suite 2250, Toronto, ON M5R 3L2, Tel (416) 964-4456, Fax
                  (416) 964-4333, as soon as possible, and in any event, no later than 4:00 p.m. (Toronto time) on March 26, 2001. The Form 20A(IP) is required to be delivered by the Agents to the Company at Closing.

         (d) All necessary regulatory approvals must be obtained prior to the Closing Date and all terms and conditions of this Subscription Agreement, the Agency Agreement and Special Warrant Indenture must be satisfied or waived on or prior to the Closing Date.

7.       AUTHORIZATION OF LEAD AGENT

The Subscriber irrevocably authorizes the Lead Agent, in its discretion, to act as its representative at the Closing, and hereby appoints the Lead Agent, with full power of substitution, as its true and lawful attorney with full power and authority in its place and stead:

         (a) to receive certificates for the Special Warrants, to execute in its name and on its behalf all closing receipts and required documents, to complete and correct any documents relating to the transactions contemplated by this Subscription Agreement that have been signed by the Subscriber and require completion or correction;

         (b) to extend such time periods and to waive, in whole or in part, any representations, warranties, covenants or conditions for the benefit of the Subscriber contained in this Subscription Agreement, the Agency Agreement or any ancillary or related document;

         (c) to terminate this Subscription Agreement if any condition precedent to the Offering is not satisfied, in such manner and on such terms and conditions as the Lead Agent may determine, acting reasonably; and

         (d) without limiting the generality of the foregoing, to negotiate, settle, execute, deliver and amend the Agency Agreement, Special Warrant Indenture and Warrant Indenture.

8.       PROSPECTUS EXEMPTION

The Subscriber acknowledges and agrees that the sale and delivery of the purchased Special Warrants to the Subscriber is conditional upon such sale being exempt from the prospectus and registration requirements of all Applicable Securities Laws (as defined below) or upon the issuance of such orders, consents or approvals of securities regulatory authorities as may be required to permit such sale without the requirement for registration or filing a prospectus. The Subscriber agrees to execute and deliver all documentation required by Applicable Securities Laws to permit the purchase of the Special Warrants under the terms of this Subscription Agreement.

You, on your own behalf (or on behalf of others for whom you are contracting) acknowledge and agree that:

         (a) you have received a term sheet in the form attached as SCHEDULE "A" setting out the principal terms of this Subscription Agreement and the Offering;

         (b) the sale and delivery of the Special Warrants to the Subscriber or, if applicable, to any others on whose behalf it is contracting hereunder, is conditional upon such sale being exempt from the prospectus filing and registration requirements of all applicable securities legislation, including statutes, regulations, national instruments, published rules, policies, blanket orders, rulings and stock exchanges (collectively, "APPLICABLE SECURITIES LAWS") relating to the sale of the Special Warrants;

         (c) the Special Warrants, Unit Shares, Warrants and Warrant Shares will be subject to resale restrictions under Applicable Securities Laws and are otherwise subject to the terms, conditions and provisions of the Agency Agreement and the Subscriber, on its own behalf and, if applicable, on behalf of others for whom it is contracting hereunder, agrees to comply with all Applicable Securities Laws concerning any resale of such Securities;

         (d) you have not requested or been provided with, nor do you have any need to receive a prospectus or an offering memorandum as defined in the Applicable Securities Laws or any similar document in connection with your purchase of the Special Warrants;

         (e) your decision to execute this Subscription Agreement and purchase Special Warrants (on your own behalf or on behalf of others for whom you are contracting hereunder) has not been based upon any verbal or written representations as to fact or otherwise made by or on behalf of the Agents or the Company and that your decision (or the decision of others for whom you are contracting hereunder) is based entirely upon publicly available information concerning the Company (any such information having been obtained by you without independent investigation or verification by the Agents);

         (f) the Agents and their directors, officers, employees, agents and representatives assume no responsibility or liability of any nature whatsoever for the accuracy or adequacy of any such publicly available information or as to whether all information concerning the Company required to be disclosed by them has been disclosed;

         (g) the sale of the Special Warrants was not accompanied by any advertisement in printed media of general and regular paid circulation, radio, television or telecommunications, including electronic display;

         (h) you (or others for whom you are contracting hereunder) have been advised to consult your own legal advisors with respect to trading in the Securities and with respect to resale restrictions imposed by the Applicable Securities Laws in the jurisdiction in which you reside, that no representation has been made respecting the applicable hold periods or other resale restrictions applicable to such Securities, that you (or others for whom you are contracting hereunder) are solely responsible (and neither the Company nor the Agents are in any way responsible) for compliance with applicable resale restrictions and you are aware that you (or the beneficial purchaser for whom you are contracting hereunder) may not be able to resell such Securities except in accordance with limited exemptions under Applicable Securities Laws;

         (i) the Special Warrants will otherwise be subject to the terms, conditions and provisions of the Agency Agreement and the Special Warrant Indenture, and the Warrants will otherwise be subject to the terms, conditions and provisions of the Agency Agreement and the Warrant Indenture;

         (j) for non-"U.S. PERSONS" (as defined in Regulation S under the 1933 ACT ("REGULATION S")) the offer and sale of Special Warrants has been made, and the issuance of the Unit Shares and Warrants (and Warrant Shares issued prior to the effectiveness of a registration statement to be filed with regard to such issuance) will be made, in reliance upon Regulation S. Therefore, the Special Warrants, Unit Shares, and Warrants, as well any such Warrant Shares, will be "restricted securities" and as such may be resold or otherwise transferred only in accordance with Regulation S or pursuant to a registration under the 1933 ACT or an exemption from the registration requirements of the 1933 ACT. Regulation S requires that, for a period of one (1) year following the Closing of the Offering, no offer or sale of a Special Warrant, Unit Share, Warrant, or Warrant Share issued in reliance on Regulation S may be made to a U.S. Person (which has the meaning ascribed to that term in Regulation S) or for the account of a U.S. Person. Regulation S also requires that each Special Warrant, Unit Share, and Warrant (and each Warrant Share issued prior to the effectiveness of a Registration Statement to be filed with regard to the resale of the Special Warrants, Unit Shares and Warrants and the issuance of the Warrant Shares) bear a legend stating that the Special Warrant, Unit Share or Warrant, or any such Warrant Share, as the case may be, has not been registered under the 1933 ACT. Regulation S also requires that each Special Warrant or Warrant bear a legend stating that the Special Warrant or Warrant, and the securities to be issued upon its exercise, have not been registered under the 1933 ACT and that the Special Warrant or Warrant may not be exercised by or on behalf of any U.S. Person unless registered under the 1933 ACT or an exemption from such registration is available.

                  Each person exercising a Special Warrant or Warrant must provide the Company with either (i) written certification that it is not a U.S. Person and that the Warrant is not being exercised on behalf of a U.S. Person, or (ii) a written opinion of counsel satisfactory to the Company that the issuance of securities upon exercise of the Special Warrant or Warrant has been registered under the 1933 ACT and any applicable State securities law or is exempt from registration.

                  Regulation S also provides for the resale of securities which are issued and outstanding. As noted above, the Special Warrants, Unit Shares, Warrants, and Warrant Shares may be resold only in compliance with Regulation S or pursuant to an effective registration statement under the 1933 ACT or an exemption from the registration requirements of the 1933 ACT. Rule 904 of Regulation S provides that a resale of an outstanding security may be made pursuant thereto if the offer and sale of the security are made in an offshore transaction and if no directed selling effort is made in the United States with regard to the securities to be sold by the seller, an affiliate of the seller, or any person acting on their behalf. An offer or sale of securities is made in an "offshore transaction" if the offer is not made to a person in the United States and either (i) at the time the buy order is originated, the buyer is outside the United States, or the seller and any person acting on its behalf have good reason to believe that the buyer is outside the United States and (ii) the transaction is executed in, on or through the facilities of a designated offshore securities market and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States. Offers and sales of securities specifically targeted at identifiable groups of United States citizens abroad shall, in no event, be deemed to be made in an offshore transaction. Rule 904 imposes additional limitations on resales by dealers and persons receiving selling concessions and affiliates of the issuer.

                  You are aware that Rule 144 under the 1933 ACT permits limited public resales of securities acquired in non-public offerings, subject to the satisfaction of certain conditions. You understand that under Rule 144 the conditions include, among other things: the availability of certain current public information about the issuer, the resale occurring not fewer than one (1) year or two (2) years, as applicable, after the party has purchased and paid for the securities to be sold, the sale being through a broker in an unsolicited "broker's transaction" and the amount of securities being sold during any three-month period not exceeding specified volume limitations. You acknowledge and understand that the Company may not be satisfying the current public information requirement of Rule 144 at the time you wish to sell any of the Securities, or other conditions under Rule 144 which are required of the Company.

                  Each certificate evidencing a Special Warrant, Unit Share or Warrant (and each Warrant Share issued prior to Registration Statement effectiveness) will bear the following legend until the applicable securities as represented by the certificate are sold pursuant to either (i) a registration statement with respect to such securities which is effective under the 1933 ACT, (ii) Rule 144 under the 1933 ACT, or (iii) Regulation S:

                           THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), NOR QUALIFIED UNDER OR PURSUANT TO THE SECURITIES OR "BLUE SKY" LAWS OF ANY STATE NOR UNDER OR PURSUANT TO THE SECURITIES LAWS OF ANY PROVINCE IN CANADA. SUCH SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED, EXCEPT PURSUANT TO (i) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER THE SECURITIES ACT, (ii) RULE 144 OR RULE 144A UNDER THE SECURITIES ACT, IF AVAILABLE, OR
                           (iii) ANY OTHER EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND FROM QUALIFICATION UNDER ANY SECURITIES LAWS APPLICABLE IN CANADA, IF AVAILABLE, AND IN EACH CASE, IN COMPLIANCE WITH ANY APPLICABLE STATE OR PROVINCIAL SECURITIES LAWS.

                  If such securities are being sold under Rule 904 of Regulation S under the 1933 ACT and applicable state securities laws ("U.S. SECURITIES ACTS"), any legend may be removed by providing a declaration to the Company, to the effect set out in the attached SCHEDULE "D" (or in such other form as the Company may prescribe from time to time); and provided, further, that, if any such securities are being sold under Rule 144 under the U.S. Securities Acts, the legend may be removed by delivery to the registrar and transfer agent and the Company of an opinion of counsel, of recognized standing reasonably satisfactory to the Company, that such legends are no longer required under applicable requirements of the U.S. Securities Acts or state securities laws.

                  You understand and acknowledge that the Company may instruct its transfer agent not to record a transfer without first being notified by the Company that it is satisfied that such transfer is exempt from or not subject to registration under the U.S. Securities Acts;

         (k) you agree that the Company and/or the Agents may be required by law or otherwise to disclose to regulatory authorities your identity and the identity of each beneficial purchaser of Special Warrants for whom you may be acting, including without limitation, being listed as a "Selling Shareholder" in the Registration Statement and disclosing the number of Securities beneficially owned, and you further agree to fully cooperate with the Company and/or the Agents in this regard and to provide the identity of each beneficial purchaser of Special Warrants for whom you may be acting, if required, to the Company and/or the Agents;
                  and

         (l) notwithstanding the foregoing, none of the Special Warrants or Warrants may be offered, sold, transferred, pledged, hypothecated or otherwise assigned, until the Registration Statement becomes effective, without the prior written consent of the Company and each certificate evidencing a Special Warrant or Warrant will bear the following legend until either (A) the Registration Statement becomes effective or (B) the Special Warrant is sold pursuant to a transaction that is one (1) year or greater subsequent to the Closing of the Offering, in accordance with either (i) a registration statement with respect to such securities which is effective under the 1933 ACT, (ii) Rule 144A under the 1933 ACT, or (iii) in reliance upon Regulation S and in compliance with Applicable Securities Laws:

                           THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER SET FORTH IN THE SUBSCRIPTION AGREEMENT BETWEEN VOICE MOBILITY INTERNATIONAL, INC. (THE "COMPANY") AND THE PURCHASER, AND THE SPECIAL WARRANT INDENTURE AMONG THE COMPANY AND THE TRUSTEE AND SPECIFICALLY MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED, PRIOR TO EFFECTIVENESS OF A REGISTRATION STATEMENT UNDER THE 1933 ACT, EXCEPT WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY.

9.       SUBSCRIBERS' REPRESENTATIONS, WARRANTIES AND COVENANTS

By your acceptance of this Subscription Agreement, you hereby represent, warrant and covenant to each of the Agents and the Company (which representations, warranties and covenants shall survive Closing) that:

         A. You are purchasing the Special Warrants as principal for your own account, and not for the benefit of any other person or company and not with a view to the resale or distribution of all or any of the Special Warrants, and this Subscription Agreement has been authorized, executed and delivered by you, and constitutes your legal, valid and binding agreement, and you are:

                  (1)      one of the following:

                           (i)      if subject to applicable securities
                                    legislation of the Province of Alberta:

                                    (a)      a bank, loan corporation, trust
                                             corporation, treasury branch or
                                             credit union or a subsidiary of
                                             such an entity where such entity
                                             owns beneficially all of the voting
                                             securities of that subsidiary; or

                                    (b)      an insurance company licensed under
                                             the INSURANCE ACT (Alberta) or a
                                             subsidiary of such insurance
                                             company where such insurance
                                             company owns beneficially all of
                                             the voting securities of the
                                             subsidiary;

                           (ii)     if subject to applicable securities
                                    legislation of the Province of Ontario:

                                    (a)      a loan corporation or trust
                                             corporation registered under the
                                             LOAN AND TRUST CORPORATIONS ACT
                                             (Ontario); or

                                    (b)      an insurance company licensed under
                                             the INSURANCE ACT (Ontario); or

                                    (c)      a bank listed in Schedule I or II
                                             to the BANK ACT (Canada);

                           (iii)    if subject to applicable securities
                                    legislation of the Province of British
                                    Columbia:

                                    (a)      a bank to which the BANK ACT
                                             (Canada) applies or a credit union
                                             authorized to carry on business
                                             under the FINANCIAL INSTITUTIONS
                                             ACT (British Columbia);

                                    (b)      a trust company, or
                                             extra-provincial trust corporation
                                             authorized to carry on deposit
                                             business under the FINANCIAL
                                             INSTITUTIONS ACT (British
                                             Columbia);

                                    (c)      a corporation that is a subsidiary
                                             of a bank and is a loan company to
                                             which the TRUST AND LOAN COMPANIES
                                             ACT (Canada) applies;

                                    (d)      an insurance company or an
                                             extra-provincial insurance
                                             corporation authorized to carry on
                                             insurance business under the
                                             FINANCIAL INSTITUTIONS ACT (British
                                             Columbia);or

                                    (e)      a subsidiary of any of the above if
                                             that person owns beneficially all
                                             of the voting securities of the
                                             subsidiary except the voting
                                             securities required by law to be
                                             owned by directors of that
                                             subsidiary; or

                  (2) recognized or designated as an exempt purchaser under applicable securities legislation of the provinces of British Columbia, Alberta or Ontario, and, if subject to the securities legislation of the Province of Ontario or British Columbia, you are not an individual; or

                  (3) an individual or a corporation and are purchasing a sufficient number of Special Warrants such that the aggregate acquisition cost to you of such Special Warrants is not less than $150,000 if subject to the securities legislation of the province of Ontario or $97,000 if subject to the securities legislation of the provinces of Alberta or British Columbia.

         B. In the case of the purchase by you of Special Warrants as agent for a disclosed principal, each beneficial purchaser of the Special Warrants for whom you are acting is purchasing as principal for its own account and not for the benefit of any other person; you are an agent with due and proper authority to execute this Subscription Agreement and all other documentation in connection with the purchase of the Special Warrants on behalf of the beneficial purchaser; this Subscription Agreement has been duly authorized, executed and delivered by or on behalf of, and constitutes the legal, valid and binding agreement of, the disclosed principal and the beneficial purchaser:

                  (1) is recognized or designated as an exempt purchaser under applicable Canadian provincial securities legislation and, if subject to the securities legislation of the Province of Ontario or British Columbia, is not an individual; or

                  (2) is purchasing a sufficient number of Special Warrants such that the aggregate acquisition cost to each beneficial purchaser of such Special Warrants is not less than $150,000 if subject to the securities legislation of the province of Ontario or $97,000 if subject to the securities legislation of the provinces of Alberta or British Columbia.

         C. In the case of the purchase by you of Special Warrants as trustee or as agent for a principal where you cannot make the representation set forth in subparagraph 9(B) of this Subscription Agreement (an undisclosed principal), this Subscription Agreement has been duly authorized, executed and delivered by you, and constitutes your legal, valid and binding agreement, acting in such capacity, and either:

                  (1)  (i) if subject to applicable securities legislation
                           of the Province of Alberta, you are:

                           (a) a trust corporation, as defined in such securities legislation, trading as a trustee or an agent; or

                           (b) a portfolio manager, as defined in such securities legislation, trading as an agent; or

                           (c) a person or a company trading as an agent that, except for an exemption under Alberta securities laws, is required to be registered as a portfolio manager under Applicable Securities Laws, trading for accounts that are fully managed by you and you are purchasing a sufficient number of Special Warrants such that the aggregate acquisition cost to you of such Special Warrants is not less than $97,000;

                  (ii) if resident in or otherwise subject to the securities legislation of the Province of British Columbia, you are purchasing Special Warrants having an aggregate acquisition cost of not less than $97,000 and you are acting as:

                           (a) a trust company or an extra-provincial trust corporation authorized under the FINANCIAL INSTITUTIONS ACT (British Columbia) or the laws of a province of Canada other than British Columbia to carry on trust business, deposit business or both; or

                           (b) an insurance company or an extra-provincial insurance corporation authorized to carry on insurance business under the FINANCIAL INSTITUTIONS ACT (British Columbia) or the laws of a province of Canada other than British Columbia; or

                           (c) either (i) an advisor who manages the investment portfolio of clients through discretionary authority granted by one or more clients and who is registered as a portfolio manager under the SECURITIES ACT (British Columbia) or the laws of a province of Canada other than British Columbia or is exempt from such registration, or (ii) a person that carries on business as a portfolio manager in a jurisdiction other than Canada and the total asset value of the investment portfolios you manage on behalf of clients is not less than $20,000,000 and you complete and file the form attached as SCHEDULE "E" with the British Columbia Securities Commission on or before the 10th day after the Closing;

                           as trustee or agent for accounts fully managed by you in respect of which accounts you make the investment decisions for the account and have full discretion to purchase or sell securities for the account without requiring your client's express consent to the transaction; and (iii) if subject to the applicable securities legislation of the Province of Ontario, you are:

                           (a) a trust company registered under the LOAN AND TRUST CORPORATIONS ACT (Ontario) and are purchasing the Purchased Warrants as trustee or as agent for accounts that are fully managed by you; or

                           (b) a portfolio adviser purchasing the Special Warrants on behalf of a managed account in accordance with Ontario Securities Commission Rule 45-504;

         D. If you are an individual, or any beneficial purchaser for whom you are acting is an individual, you have attained the age of majority and are legally competent to execute this Subscription Agreement and to take all actions required pursuant to this Subscription Agreement and if you, or any beneficial purchaser for whom you are acting, is a corporation, partnership, unincorporated association or other entity, you, or such beneficial purchaser, as the case may be, have the legal capacity and competence to enter into and be bound by this Subscription Agreement and you further certify that all necessary approvals of directors, shareholders or otherwise have been given and obtained.

         E. If you are not a resident of or are not otherwise subject to the securities legislation of Alberta and if you or a party on whose behalf you are acting has been created or is being used primarily to permit the purchase of the Special Warrants without a prospectus, and you or any such party is a partnership, syndicate, unincorporated organization, trust, company, fund or association or any other organized group of persons, the share or portion of each member or partner of the partnership, syndicate or unincorporated organization, or each beneficiary of the trust, or each shareholder or member of the company, fund or association or the organized group of persons, as the case may be, of the aggregate acquisition cost of the Special Warrants is not less than $150,000 if subject to the securities legislation of the province of Ontario or $97,000 if subject to the securities legislation of the province of British Columbia.

         F. If you or any party on whose behalf you are acting is an investment club resident in the province of Ontario, the share or portion of each member of the investment club of the aggregate acquisition cost of the Special Warrants to the investment club is not less than $150,000.

         G. Subject to paragraph 9(E) or 9(H) hereof, neither you nor any party on whose behalf you are acting has been created or is being used primarily to permit the purchase of the Special Warrants without a prospectus.

         H. If you are a resident of, or are otherwise subject to the securities legislation of Alberta and you are a corporation, syndicate, partnership or other form of unincorporated organization, you pre-existed the offering of the Special Warrants and have a bona fide purpose other than investment in the Special Warrants or, if created to permit such investment, the individual share of the aggregate acquisition cost for each participant is not less than $97,000.

         I. As the Securities are subject to resale restrictions under Applicable Securities Laws in Canada, you, or in the case of a purchase by you acting as agent for a disclosed or undisclosed principal, each beneficial purchaser, shall comply with all Applicable Securities Laws concerning any resale of the Securities (and neither the Company nor the Agents are in any way responsible for such compliance) and shall consult with your own legal advisors with respect to such compliance, and if you are a resident of, or are otherwise subject to the securities legislation of Alberta, you acknowledge that you must file a report on Form 21 with the Alberta Securities Commission within 10 days of each disposition of all or any part of the Special Warrants, Warrants, Unit Shares or Warrant Shares.

         J. You (or, if applicable, others for whom you are contracting hereunder) will execute and deliver within the applicable time periods all documentation as may be required by Applicable Securities Laws in Canada to permit the purchase of the Special Warrants on the terms set out in this Subscription Agreement.

         K. You are purchasing the Special Warrants for investment only and not with a view to resale or distribution and you will not resell or otherwise transfer or dispose of the Special Warrants prior to the receipt for a final prospectus (as defined above) except in accordance with the provisions of Applicable Securities Laws.

         L. If required by any Applicable Securities Laws, policy or order of a securities regulatory authority, stock exchange or other regulatory authority, you will promptly upon request by the Company or any of the Agents execute, deliver, file and otherwise assist the Company in filing such reports, undertakings and other documents with respect to the issuance of the Securities as may be required.

         M. You will execute and deliver no later than 4:00 p.m. (Toronto time) on March 26, 2001, all documentation as may be required by all Applicable Securities Laws to permit the purchase of the Special Warrants hereunder on the terms as set forth herein, including without limitation if the Subscriber is an individual to whom paragraph 9(A)3 applies, the Form 20A (IP) in the form attached as SCHEDULE "B", as required by the British Columbia Securities Commission.

         N. You and each beneficial purchaser for whom you are acting: (i) are resident in the province set out on the face page of this Subscription Agreement, or (ii) are a citizen or resident of Canada, or a corporation, partnership or other entity created in or organized under the laws of Canada or any province or territory thereof (collectively, a "CANADIAN PERSON"), or
                  (iii) are resident outside of Canada and the United States, or
                  (iv) are a corporation, partnership or other entity incorporated and resident outside of Canada and the United States.

         O. If you, or any beneficial purchaser for whom you are contracting hereunder, with the consent of the Company, sell or otherwise dispose of the Special Warrants, you, or the beneficial purchaser for whom you are contracting hereunder, shall obtain from the subsequent purchaser thereof the same representations, warranties and covenants as given by you hereunder, and the subsequent purchaser shall provide such representations or warranties and covenants for the benefit of the Company.

         P. If you, or each beneficial purchaser for whom you are acting hereunder, are not a Canadian person, the purchase of the Special Warrants by you, or such beneficial purchaser, does not contravene any of the

                  Applicable Securities Laws in the jurisdiction in which you and such beneficial purchaser are resident and does not trigger (i) any obligation to prepare and file a prospectus or similar document, or any other report with respect to such purchase, and (ii) any registration or other obligation on the part of the Agents.

         Q. The delivery of this Subscription Agreement, the acceptance of it by the Company, the issuance of the Special Warrants to the Subscriber and the acquisition of the Unit Shares and Warrants upon exercise of the Special Warrants comply with all applicable laws of the Subscriber's jurisdiction of residence or domicile and all other applicable laws and will not cause the Company to become subject to or comply with any disclosure, prospectus or reporting requirements under any such applicable laws.

         R. You hereby acknowledge that no prospectus has been filed by the Company with a securities commission or other securities regulatory authorities in any province of Canada or any other jurisdiction in connection with the issuance of the Special Warrants and such issuance is exempted from the prospectus requirements available under the provisions of Applicable Securities Laws and as a result:

                  (i) you are restricted from using most of the civil remedies available under the Applicable Securities Laws in respect of your purchase of the Special Warrants;

                  (ii) you may not receive information that would otherwise be required to be provided to you under the Applicable Securities Laws or contained in a prospectus prepared in accordance with the Applicable Securities Laws; and

                  (iii) the Company is relieved from certain obligations that would otherwise apply under the Applicable Securities Laws.

         S.       No person has made to you any written or oral representations:

                  (i) that any person will resell or repurchase the Special Warrants or the Unit Shares or Warrants;

                  (ii) that any person will refund the purchase price of the Special Warrants; or

                  (iii) as to the future price of the Special Warrants or the Unit Shares or Warrants.

         T. The Securities will be subject to the following resale or transfer restrictions:

                  (i) the Securities will be subject to resale restrictions under Applicable Securities Laws;

                  (ii) you will not be able to resell, assign or otherwise dispose of the Securities unless they are subsequently distributed under a prospectus or in compliance with all Applicable Securities Laws;

                  (iii) the Company may be required to legend the certificates representing the Securities regarding these and any other restrictions on resale.

         U. If, for any reason, the offering of Special Warrants is terminated or your subscription is rejected, you will have no claims against the Company, its directors and officers, shareholders, agents, advisors, and affiliates and shall have no interest in the Company or any property or assets of the Company.

         V. The Special Warrants are not being purchased by you as a result of you being aware of any material information concerning the Company that has not been publicly disclosed and the Subscriber's decision to tender this offer and purchase the Special Warrants has not been made as a result of any verbal or written representation as to fact or otherwise (including that any person will resell or repurchase, or refund the purchase price of, the Special Warrants other than in accordance with their terms or as to the future price or value of the Special Warrants, Unit Shares, Warrants or Warrant Shares) made by or on behalf of the Company, the Agents or any other person and is based entirely upon currently available public information concerning the Company.

         W. In evaluating the merits and risks of an investment in the Special Warrants, you have relied solely upon publicly available information relating to the Company and the advice of your legal, tax and investment advisors and not in any way upon Catalyst Corporate Finance Lawyers or any oral or written statement made by, or on behalf of, the Company or its advisors.

         X. YOU ARE RESPONSIBLE FOR OBTAINING YOUR OWN LEGAL, INVESTMENT AND TAX ADVICE.

         Y. You are capable of assessing the proposed investment as a result of your financial or investment experience or as a result of advice received from a registered person other than the Company or an affiliate thereof, and are able to bear the economic loss of your investment.

         Z. The execution and delivery of this Subscription Agreement and the performance and compliance with the terms hereof will not result in any breach, or be in conflict with, or constitute a default under, or create a state of facts which after notice or lapse of time or both, will constitute a default under, any term or provision of your constating documents, by-laws or resolutions (if you are a corporation) or any indenture, contract, agreement (whether written or oral), instrument or other document to which you are a party or to which you are subject, or any judgement, decree, order, statute, rule or regulation applicable to you.

         AA. You are not a U.S. Person, as defined in Regulation S of the SEC; you will resell the Securities only in accordance with the provisions of Regulation S, pursuant to a registration under the 1933 ACT or pursuant to an available exemption from registration; and you will not engage in hedging transactions with regard to the Securities other than in compliance with the 1933 ACT.

         BB. You are responsible for obtaining legal advice as to and will comply in all respects with the prospectus delivery requirements under applicable securities laws in connection with any sale by you of the Unit Shares, the Warrants and the Warrant Shares.

         CC. In connection with its obligations under Section 11(a) of this Subscription Agreement, the Company may require you to furnish to the Company such information regarding you and the distribution of the securities covered by the Registration Statement (the "REGISTRABLE SHARES") as the Company may from time to time reasonably request in writing and such other information as may be legally required in connection with such registration. You agree, by your acquisition of Registrable Shares and acceptance of the benefits provided to it hereunder, to furnish promptly to the Company all information required to be disclosed in order to make any previously furnished information not materially misleading. You agree that upon receipt of any notice from the Company of the happening of any event of the kind described herein requiring the cessation of the distribution of a prospectus or the distribution of a supplemented or amended prospectus, you will forthwith discontinue disposition of Registrable Shares pursuant to the Registration Statement covering such Registrable Shares until your receipt of the copies of the supplemented or amended prospectus, or until it is advised in writing by the Company that the use of the prospectus may be resumed, and, if so directed by the Company, you will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in your possession, of the prospectus covering such Registrable Shares current at the time of receipt of such notice. Except as set forth below, the Company agrees to indemnify and hold you harmless, and each of your directors, officers, employees, agents, and each person, if any, who controls the Subscriber within the meaning of the 1933 ACT, against any losses, claims, damages, or liabilities to which such indemnified person may become subject under the 1933 ACT or otherwise, insofar as such losses, claims, damages, or liabilities arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in said Registration Statement, or any preliminary prospectus, final prospectus, or amendment or supplement related thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading. You agree to indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement, employees, agents and each person, if any, who controls the Company within the meaning of the 1933 ACT against any losses, claims, damages or liabilities to which such indemnified person may become subject, under the 1933 ACT or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in said Registration Statement, or any preliminary prospectus, final prospectus, or amendment or supplement related thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in each case, to the extent, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in said registration statement, said preliminary prospectus, said final prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished by you specifically for use in the preparation thereof, and provided further that your liability pursuant to this paragraph 9(CC) shall be limited to the amount of your investment in the Company as reflected in the Registration Statement.

         DD. You acknowledge that you have been advised that as a "selling shareholder" under the Registration Statement, you might be deemed to be an underwriter within the meaning of Section 2(11) of the 1933 ACT and any profit on the resale of the securities might be deemed to be underwriting discounts and commissions under the 1933 ACT.

         EE. You acknowledge and agree that in addition to any other applicable laws or regulations, as a "selling shareholder" under the Registration Statement, you will comply with regulations relating to distributions by selling shareholders, including Regulation M under the SECURITIES EXCHANGE ACT OF 1934 (the "1934 ACT"). Regulation M prohibits selling shareholders from offering to purchase and purchasing the common stock of the Company at certain periods of time surrounding their sales of Securities under the Registration Statement. Regulation M attempts to prevent selling shareholders who are engaged in a distribution from manipulating the market. In addition, you acknowledge some U.S. States may require that registration, exemption from registration or notification requirements be met before selling shareholders may sell their common stock. Some states may also require selling shareholders to sell their common stock only through broker-dealers.

10.      COMPANY'S REPRESENTATIONS AND WARRANTIES

Except as disclosed in writing to the Agents prior to the Closing, the Company represents and warrants to the Subscriber (which representations and warranties shall survive for a period of two (2) years following the Closing) as follows:

         (a) ORGANIZATION AND STANDING. The Company is a corporation duly organized and validly existing under the laws of the State of Nevada and is in good standing under such laws. The Company has the requisite corporate power and authority to own and operate its properties and assets and to carry on its business as currently conducted and as proposed to be conducted.

         (b) CORPORATE POWER. The Company will have at the Closing Date all requisite legal and corporate power and authority to execute and deliver this Subscription Agreement, to sell and issue the Special Warrants, and to carry out and perform its obligations under the terms of this Subscription Agreement.

         (c) AUTHORIZATION. All corporate action on the part of the Company, its directors, and its shareholders necessary for the authorization, execution, delivery, and performance of this Subscription Agreement, the Special Warrant Indenture and the Warrant Indenture (collectively, the "TRANSACTION DOCUMENTS") by the Company will be taken prior to the Closing. The Transaction Documents, when executed and delivered by the Company, will, to the best of the Company's knowledge, constitute valid and binding obligations of the Company enforceable in accordance with their respective terms. The Unit Shares issuable on exercise of the Special Warrants have been or will be prior to the Closing allotted and, when issued, will be validly issued, fully paid and non-assessable.

         (d) NO CONFLICT. The issuance and sale of the Special Warrants by the Company does not and will not conflict with and does not and will not result in a breach of any of the terms, conditions or provisions of its constating documents or any material agreement or material instrument to which the Company is a party.

         (e) NO ACTIONS, SUITS OR PROCEEDINGS. As at the Closing Date, the Company is not a party to any actions, suits or proceedings which could reasonably be expected to materially affect its business or financial condition, and to the best of the Company's knowledge no such actions, suits or proceedings are contemplated or have been threatened.

         (f) NO JUDGMENTS. As at the Closing Date, there are no judgments against the Company which are unsatisfied, nor are there any consent decrees or injunctions to which the Company is subject.

         (g) NO DEFAULT. As at the Closing Date, the Company is not in default of any material requirements of the SECURITIES ACT (British Columbia), the SECURITIES ACT (Alberta), the SECURITIES ACT (Ontario), the 1933 ACT or the 1934 ACT.

         (h) NO ORDER. No order ceasing or suspending trading in securities of the Company nor prohibiting the sale of such securities has been issued and remains outstanding against the Company or its directors, officers or promoters and no investigations or proceedings for such purposes are pending or threatened.

11.      COMPANY'S COVENANTS

The Company hereby covenants and agrees and, in the Agency Agreement and/or the Special Warrant Indenture, the Company will covenant and agree as follows:

         (a) to use its commercially reasonable best efforts (i) to cause a Registration Statement to be filed and prosecuted to effectiveness, (ii) to cause the preliminary prospectus of the Company relating to the distribution of the Unit Shares and Warrants (the "PRELIMINARY PROSPECTUS") to be filed and (iii) to obtain receipts for the final Prospectus, as expeditiously as reasonably practicable after the Closing Date, in each case in form and substance satisfactory to the Company and the Agents, acting reasonably;

         (b) to use its reasonable best efforts to promptly comply with all filing and other requirements under all Applicable Securities Laws, including, where required by the Agency Agreement or any Applicable Securities Laws, the filing of amendments to the Preliminary Prospectus and Prospectus in each of the Canadian Jurisdictions; and

         (c) to use its commercially reasonable best efforts to maintain its status as a reporting issuer (or analogous entity) under the Applicable Securities Laws of such provinces in which it becomes a reporting issuer (or analogous entity) as a result of filing the Prospectus as required under the Agency Agreement and to continue to be in compliance with its obligations thereunder, without default, for a period of at least one year from the date of the filing of the Prospectus in each Canadian Jurisdiction.

In addition, the covenants of and terms applicable to the Company set out in the Agency Agreement are hereby incorporated into this section as additional covenants of the Company.

12.      RESALE RESTRICTIONS

The Subscriber, on its own behalf and, if applicable, on behalf of others for whom it is contracting hereunder, understands and acknowledges that the Special Warrants, Unit Shares, Warrants and Warrant Shares will be subject to certain resale restrictions under the Applicable Securities Laws (including United States federal and state securities laws) and the Subscriber, on its own behalf and, if applicable, on behalf of others for whom it is contracting hereunder, agrees to comply with such restrictions. The Subscriber understands and acknowledges that the resale of the Unit Shares and the Warrants and the issuance of the Warrant Shares has not yet been registered with the SEC and accordingly is restricted in the U.S. The Subscriber further understands and acknowledges that the Company is not currently a "reporting issuer" in any Canadian jurisdiction and that holders of securities of the Company may not be able to sell such securities for an indefinite period of time without the Prospectus being filed and a receipt obtained therefor. Subscribers are advised to consult their own legal advisors in this regard. The Subscriber, on its own behalf and, if applicable, on behalf of others for whom it is contracting hereunder, also acknowledges that it has been advised to consult its own legal advisors with respect to applicable resale restrictions and that it is solely responsible for complying with such restrictions (and neither the Company nor the Agents are in any manner responsible for ensuring compliance by the Subscriber with such restrictions).

13.      RELIANCE UPON REPRESENTATIONS AND WARRANTIES

The Subscriber acknowledges that the representations and warranties contained in this Subscription Agreement are made by it with the intent that they may be relied upon by the Company in determining the Subscriber's eligibility to purchase the Special Warrants, and the Subscriber hereby agrees to indemnify the Company and its directors, officers, employees and agents against all losses, claims, costs, expenses and damages or liabilities that they may suffer or incur caused or arising from their reliance thereon. The foregoing representations and warranties survive the purchase by the Subscriber of the Special Warrants and continue in full force and effect as set forth in section 14.

14.      SURVIVAL

This Subscription Agreement, including without limitation the representations, warranties and covenants contained herein, survives and continues in full force and effect and is binding upon the Subscriber for a period of three years, notwithstanding the completion of the purchase of the Special Warrants by the Subscriber, the completion of the issue of the Special Warrants by the Company and any subsequent disposition by the Subscriber of the Securities.

15.      CONTRACTUAL RIGHTS OF ACTION

By its acceptance of this Subscription Agreement, the Company grants to each Subscriber the contractual right of action for rescission in the form set out in SCHEDULE "C" and the Subscriber agrees to assign and explicitly extend the benefit of such right (but without liability to a purchaser) to any permitted assignee or transferor of the Special Warrants. The above rights are in addition to any other rights or remedies available to the Special Warrant holder under section 130 of the SECURITIES ACT (Ontario), equivalent provisions of the securities legislation of any other province of Canada in which purchasers of Special Warrants are resident and otherwise at law, and are subject to the defences described under such legislation. The Subscriber expressly waives and releases the Company, to the fullest extent permitted by law, from all rights of withdrawal to which the Subscriber might otherwise be entitled pursuant to subsection 71(2) of the SECURITIES ACT (Ontario) and equivalent provisions of the securities legislation of any other province of Canada.

16.      COMMISSION TO THE AGENTS

You understand that upon completion of the sale by the Company of the Special Warrants, the Lead Agent, on behalf of the Agents, will receive from the Company on the Closing Date a cash commission (the "COMMISSION") equal to 7% of the gross proceeds from the Offering.

In addition, subject to regulatory approval, the Company will grant to the Agents a special compensation option (the "SPECIAL COMPENSATION OPTION") exercisable for a compensation option (the "COMPENSATION OPTION") which, upon exercise will entitle the Agent to purchase the number of Units equal to 10% of the total number of Special Warrants sold at a price per Unit that is equal to the Issue Price of each Special Warrant, for a period of two years from the Closing Date.

17.      COSTS

You acknowledge and agree that, except as specified in the Agency Agreement, all costs and expenses incurred by you (including any fees and disbursements of any special counsel retained by you) relating to the purchase of the Special Warrants by you shall be borne by you.

18.      ASSIGNMENT

None of the parties to this Subscription Agreement may assign any rights or benefits under this Subscription Agreement, including the benefit of any representation, warranty or covenant, without the prior written consent of the other parties.

19.      ENUREMENT

This Subscription Agreement enures to the benefit of and is binding upon the parties and their respective heirs, executors, administrators and other legal representatives, successors (including any successor by reason of amalgamation or statutory arrangement of any party) and permitted assigns.

20.      ENTIRE AGREEMENT

This Subscription Agreement constitutes the entire agreement of the parties relating to the subject matter hereof and there are no representations, covenants or other agreements relating to the subject matter hereof except as stated or referred to in this Subscription Agreement.

21.      LANGUAGE

The undersigned hereby acknowledges that it has consented and requested that all documents evidencing or relating in any way to the sale of the Special Warrants be drawn up in the English language only. Nous, soussignes, reconnaissons par les presentes avoir consenti et demande que tous les documents faisant foi ou se rapportant de quelque maniere a la vente de ces actions soient rediges en anglais seulement.

22.      TIME OF ESSENCE

Time is of the essence of this Subscription Agreement.

23.      COUNTERPARTS, ETC.

This Subscription Agreement may be executed in several counterparts, each of which when so executed is deemed to be an original and such counterparts together constitute one and the same instrument. Counterparts may be executed either in original or faxed form and the parties adopt any signatures received by a receiving fax machine as original signatures of the parties.

24.      EFFECT OF HEADINGS

The section and paragraph headings herein are for convenience only and do not affect the construction hereof.

25.      SEVERABILITY

The invalidity or enforceability of any provisions hereof in no way affect the validity or enforceability of any other provision.

26.      GOVERNING LAW

This Subscription Agreement is governed by the laws of the Province of British Columbia and the laws of Canada applicable therein. The Subscriber irrevocably attorns to the non-exclusive jurisdiction of the court of the Province of British Columbia.

27.      CURRENCY

All references in this Agreement to currency amounts are indicated in terms of Canadian dollars.

                                  SCHEDULE "A"
                       VOICE MOBILITY INTERNATIONAL, INC.

                                   TERM SHEET

THE ISSUER:                   Voice Mobility International, Inc. (the "Company").

OFFERING:                     Special Warrants at a price of Cdn.$2.00 per Special Warrant (the "Issue Price") for aggregate gross proceeds of up to Cdn. $15,000,000.

TERMS OF SPECIAL WARRANTS:    Each Special Warrant is exercisable, without payment of additional consideration, into one Unit of the
                              Company (a "Unit"). Each Unit consists of one Common Share (a "Unit Share") and one-half Warrant of the Company. Each whole Warrant (a "Warrant") entitles the holder to acquire one Common Share (a
                              "Warrant Share") at a price of Cdn.$2.25 at any time on or before a date which is two years from the
                              Closing Date. The Units, Unit Shares, Warrants and Warrant Shares are collectively referred to as the
                              "Underlying Securities").

MINIMUM SUBSCRIPTION          75,000 Special Warrants (Cdn.$150,000) in the Province of Ontario and such other minimum number of
                              Special Warrants as is prescribed by securities legislation in other Qualifying Jurisdictions.

CLOSING DATE:                 March 27, 2001, or such other date as is agreed upon by the Lead Agent and the Company
                              (the "Closing Date").

QUALIFYING JURISDICTIONS:     Ontario, British Columbia, Alberta, the United States of America (and such other jurisdictions as are agreed upon by the Company and the Lead Agent).

SPECIAL WARRANTS:             The Special Warrants will be issued pursuant to a special warrant indenture containing standard anti-dilution protections (including in the case of dividends paid in the ordinary course), which protections will be operative from the Closing Date. The Special Warrants are exercisable by the holders thereof at any time after their issuance and, if not previously exercised or repurchased, will be deemed to be exercised immediately prior to 4:30 p.m. (Toronto time) on the business day
                              (the "Qualification Deadline") which is the latest of: (i) the date a registration statement with regard to the resale of the Special Warrants, Unit Shares and Warrants and the issuance of the Warrant
                              Shares is declared effective by the United States Securities and Exchange Commission under the UNITED
                              STATES SECURITIES ACT OF 1933, as amended, and (ii) the date a receipt is issued by the last of the securities regulatory authorities in each of the jurisdictions in Canada set out as Qualifying
                              Jurisdictions in the Term Sheet where purchasers of Special Warrants are resident as at the Closing
                              Date for a final prospectus qualifying the issuance of the Unit Shares and the Warrants for distribution in the Canadian Jurisdictions; and (iii) the day preceding the date the listing of the
                              Company's common shares on The Toronto Stock Exchange becomes effective, being the time its common shares are posted for trading.

ESCROW:                       The net proceeds (gross proceeds less Agents' fees and expenses) from the sale of the Special Warrants will be deposited in escrow with a trust company mutually agreeable to the Company and the Lead Agent, to be released to the Company on the exercise or deemed exercise of the Special Warrants, provided that certain subscribers ("Non-Escrowed Subscribers") may agree to permit the release of their subscription proceeds to the Company on the Closing Date. The subscription proceeds from the balance of the Subscribers ("Escrowed Subscribers") shall be held in escrow as provided above. Notwithstanding the above, net proceeds that are required to be deposited in escrow for the purpose of obtaining approval to list the Company's common shares on The Toronto Stock Exchange shall not be released to the Company on the Closing Date, but shall be deposited in escrow as provided above.



EXCHANGE, PENALTY AND
REPURCHASE PROVISIONS:        The Company will use its best efforts to file a prospectus qualifying the Unit Shares and Warrants to be issued in exchange for the Special Warrants in Ontario (and such other provinces as may be agreed to by the Company and the Lead Agent) as soon as practicable after the Closing Date. If the
                              Qualification Deadline has not occurred on or prior to the date that is 120 days following the
                              Closing Date or such later date as may be determined at the sole discretion of the Lead Agent, each
                              Special Warrant will be exercisable for 1.1 Units. The Company will continue to use all reasonable commercial efforts to obtain a receipt for the prospectus after 120 days after the Closing Date.

                              In the event a TSE listing of the Company's Common Shares has not been achieved prior to the date six (6) months following the Closing Date, the Escrowed Subscribers shall be entitled, at their option
                              (the "Repurchase Option"), until the Time of Expiry, to require the Company to repurchase their
                              Special Warrants from legally available funds at the Issue Price plus accrued interest.

LEAD AGENT:                   Loewen, Ondaatje, McCutcheon Limited

CO-AGENTS:                    Acumen Capital Finance Partners Limited
                              Paradigm Capital Inc.

AGENTS' COMMISSION:           The Agents will be paid at the closing of the sale of Special Warrants a commission of 7% of the gross proceeds of this Offering, which commission and the expenses of the Agents (including the fees of the
                              Agents' legal counsel) will be fully paid in cash on the Closing Date out of the proceeds of the
                              Offering. In addition, the Agents shall receive a Special Compensation Option, exercisable for a
                              Compensation Option which, in the aggregate, upon exercise will entitle the Agents to purchase for a period of two years from the Closing Date the number of Units that is equal to 10% of the number of
                              Special Warrants sold, at a price per Unit that is equal to the issue price of each Special Warrant.
                              The terms of the commission, the Special Compensation Option and the Compensation Option shall be subject to regulatory approval.

SUBSCRIPTION:                 Persons wishing to subscribe for Special Warrants must complete and sign a Subscription Form and deliver a cheque to the Lead Agent not later than one business day prior to the Closing Date.

USE OF PROCEEDS:              The proceeds from the sale of the Special Warrants will be expended by the Company to finance its growth strategy. Specifically, the proceeds will be allocated to sales and marketing, research and development, working capital purposes and potential acquisitions.

RESALE RESTRICTIONS:          The Special Warrants will be issued pursuant to exemptions from prospectus requirements of applicable securities legislation and will be subject to resale restrictions under that legislation.

                              If the Company is unable to obtain a receipt for a final prospectus in any Qualifying Jurisdiction and an effective Registration Statement, the Underlying Securities will be subject to statutory hold periods during which time these securities may not be resold in such Qualifying Jurisdictions.

                              In addition, if any Special Warrants are exercised prior to the issuance of receipts for a final prospectus and/or an effective Registration Statement by the securities commissions in any of the
                              Qualifying Jurisdictions, the Underlying Securities will be subject to statutory restrictions on resale.

                              The Company intends to file a prospectus to qualify the Underlying Securities only in the Qualifying
                              Jurisdictions. Accordingly, the Underlying Securities that are acquired outside of the Qualifying Jurisdictions may be subject to resale restrictions.

                              The Special Warrants are not transferable without the prior written consent of the Company. This restriction shall not, however restrict the exercise of the Special Warrants for the Units. Absent an effective Registration Statement, the Warrants are not transferable without the prior written consent of the Company.

FOREIGN SALES:                The Special Warrants may be sold outside of Canada pursuant to applicable exemptions.

                                  SCHEDULE "B"
                                  FORM 20A (IP)

                        SECURITIES ACT (BRITISH COLUMBIA)

ACKNOWLEDGEMENT OF INDIVIDUAL PURCHASER

1. I have agreed to purchase from Voice Mobility International, Inc. (the "Issuer")

                                         Special Warrants (the "Securities")
         -------------------------------  of the Issuer.
         [number of Special Warrants]

2. I am purchasing the Securities as principal and, on closing of the agreement of purchase and sale, I will be the beneficial owner of the Securities.

3. I [circle one] have/have not received an offering memorandum describing the Issuer and the Securities.

4.       I acknowledge that:

         (a) no securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities, AND

         (b) there is no government or other insurance covering the Securities, AND

         (c)      I may lose all of my investment, AND

         (d) there are restrictions on my ability to resell the Securities and it is my responsibility to find out what those restrictions are and to comply with them before selling the Securities, AND

         (e) I WILL NOT receive a prospectus that the BRITISH COLUMBIA SECURITIES ACT (the "Act") would otherwise require be given to me because the Issuer has advised me that it is relying on a prospectus exemption, AND

         (f) because I am not purchasing the Securities under a prospectus, I will not have the civil remedies that would otherwise be available to me, AND

         (g) the Issuer has advised me that it is using an exemption from the requirement to sell through a dealer registered under the Act, except purchases referred to in paragraph 5(g), and as a result I do not have the benefit of any protection that might have been available to me by having a dealer act on my behalf.

5.       I also acknowledge that: [CIRCLE ONE]

         (a) I am purchasing Securities that have an aggregate acquisition cost of $97,000 or more, OR

         (b) my net worth, or my net worth jointly with my spouse at the date of the agreement of purchase and sale of the securities, is not less than $400,000, OR

         (c) my annual net income before tax is not less than $75,000, or my annual net income before tax jointly with my spouse is not less than $125,000, in each of the two most recent calendar years, and I reasonably expect to have annual net income before tax of not less than $75,000 or annual net income before tax jointly with my spouse of not less than $125,000 in the current calendar year, OR

         (d)      I am registered under the Act, OR

         (e) I am a spouse, parent, brother, sister or child of a senior officer or director of the Issuer, or of an affiliate of the Issuer, OR

         (f) I am a close personal friend of a senior officer or director of the Issuer, or of an affiliate of the Issuer, OR

         (g) I am purchasing securities under section 128(c) ($25,000 - registrant required) of the Rules, and I have spoken to a person [NAME OF REGISTERED PERSON:] --------------------------
                  (the "Registered Person") who has advised me that the Registered Person is registered to trade or advise in the Securities and that the purchase of the Securities is a suitable investment for me.

6. If I am an individual referred to in paragraph 5(b), 5(c), or 5(d), I acknowledge that, on the basis of information about the Securities furnished by the Issuer, I am able to evaluate the risks and merits of the Securities because: [CIRCLE ONE]

         (a)      of my financial, business or investment experience, OR

         (b)      I have received advice from a person [NAME OF ADVISER:]
                                              (the "Adviser") who has advised me
                  ---------------------------
                  that the Adviser is:

                  (i) registered to advise, or exempted from the requirement to be registered to advise, in respect of the Securities, and

                  (ii) not an insider of, or in a special relationship with, the Issuer.

The statements made in this report are true.

DATED                       , 2001.
      ---------------------

                                              ----------------------------------
                                                     Signature of Purchaser

                                              ----------------------------------
                                                      Name of Purchaser

                                              ----------------------------------

                                              ----------------------------------
                                                     Address of Purchaser

                                  SCHEDULE "C"

                   CONTRACTUAL RIGHT OF ACTION FOR RESCISSION

(1) In the event that a holder of Special Warrants, who acquires Unit Shares and Warrants of the Company upon the exercise of the Special Warrants, is or becomes entitled under Applicable Securities Laws to the remedy of rescission by reason of the Prospectus qualifying the distribution of the Unit Shares and Warrants on exercise of the Special Warrants, or any amendment thereto, containing a misrepresentation, the Subscriber is entitled to rescission not only of the Subscriber's exercise of its Special Warrants but also of the private placement transaction pursuant to which the Special Warrants were initially acquired, and is entitled in connection with such rescission to a full refund of all consideration paid to the Company on the acquisition of the Special Warrants. The provisions hereof are a direct contractual right extended by the Company alone (but specifically not by the directors or officers of the Company or by the Agent) to holders of Special Warrants, permitted assignees of such holders and to holders of Unit Shares and Warrants acquired by such holders on exercise of the Special Warrants, and are in addition to any other right or remedy available to a holder of Special Warrants under section 130 of the SECURITIES ACT (Ontario), equivalent provisions of the securities legislation of any other province of Canada in which Special Warrant purchasers are resident, or otherwise at law, and are subject to the provisions of section (2) below, and the defences, limitations and other provisions described under the Applicable Securities Laws or otherwise available.

(2) No action may be commenced to enforce the foregoing rights of action for rescission more than 180 days after the Closing Date.

(3) The Company agrees that the benefit of the covenant contained in section (1) above is deemed to pass with any permitted and lawful assignment or transfer of Special Warrants in accordance with the Special Warrant Indenture and the Subscriber agrees to extend explicitly the benefit of such covenant (but without liability to the Subscriber) to any permitted and lawful assignee or transferee of Special Warrants registered in the name of the Subscriber.

(4) All capitalized terms in this Schedule that are defined in the Subscription Agreement between the Subscriber and the Company have the meanings given to them in the Subscription Agreement.

                                  SCHEDULE "D"

                    FORM OF DECLARATION FOR REMOVAL OF LEGEND


TO:   VOICE MOBILITY INTERNATIONAL, INC.

         The undersigned (a) acknowledges that the sale of the securities of Voice Mobility International, Inc. (the "Company") to which this declaration relates is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the "1933 Act") and (b) certifies that (1) it is not an affiliate of the Company (as defined in Rule 405 under the 1933 Act), (2) the offer of such securities was not made to a person in the United States and either (A) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believe that the buyer was outside the United States, or (B) the transaction was executed on or through the facilities of The Toronto Stock Exchange or any other designated offshore securities market, as defined in Regulation S, and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States, (3) neither the seller nor any affiliate of the seller nor any person acting on any of their behalf has engaged or will engage in any directed selling efforts in the United States in connection with the offer and sale of such securities, (4) the sale is BONA FIDE and not for the purpose of "washing off" the resale restrictions imposed because the securities are "restricted securities" (as such term is defined in Rule 144(a)(3) under the 1933 Act), (5) the seller does not intend to replace the securities sold in reliance on Rule 904 of the 1933 Act with fungible unrestricted securities and (6) the contemplated sale is not a transaction, or part of a series of transactions which, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the 1933 Act. Terms used herein have the meanings given to them by Regulation S.


Dated:                               By:
                                          --------------------------------------

                                     Name:
                                          --------------------------------------

                                     Title:
                                           -------------------------------------

                                  SCHEDULE "E"

                   CERTIFICATION BY FOREIGN PORTFOLIO MANAGER

The undersigned is purchasing securities of Voice Mobility International, Inc. (the "Issuer").

The undersigned hereby certifies that:

         (a) it is purchasing securities of the Issuer on behalf of managed accounts for which it is making the investment decision to purchase these securities and has full discretion to purchase or sell securities for such accounts without requiring the client's express consent to a transaction;

         (b) it carries on the business of managing the investment portfolios of clients through discretionary authority granted by those clients (a "portfolio manager" business) in -------- [jurisdiction], and it is permitted by law to carry on a portfolio manager business in that jurisdiction;

         (c) it was not created solely or primarily for the purpose of purchasing securities of the Issuer;

         (d) the total asset value of the investment portfolios it manages on behalf of clients is not less than $20,000,000; and

         (e) the Issuer has provided it with a list of the directors, senior officers and other insiders of the Issuer, and the persons that carry on investor relations activities for the Issuer (which list is attached as a schedule to this Form), and it does not believe, and has no reasonable grounds to believe, that any of those persons has a beneficial interest in any of the managed accounts for which it is purchasing, except as follows:

----------------------------------------------------------
(name of insider(s) or person(s) carrying on investor relations activities for the Issuer that have a beneficial interest in an account)

The undersigned acknowledges that it is bound by the provisions of the British Columbia SECURITIES ACT including, without limitation, sections 87 and 111 concerning the filing of insider reports and reports of acquisitions.


                                             Dated at
                                                     ---------------------------

                                             this      day of             , 2001
                                                  ----        ------------

                                             -----------------------------------
                                             (Name of Purchaser - please print)

                                             -----------------------------------
                                             (Authorized Signature)

                                             -----------------------------------
                                             (Official Capacity - please print)

                                             -----------------------------------
                                             (please print name of individual
                                             whose signature appears above,
                                             if different from name of
                                             purchaser printed above)










                                      E-1